                           SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934, as amended
                               (Amendment No.__)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  Confidential, for use of the
     Commission only (as permitted by
     Rule 14A-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                         INDEPENDENT BANKSHARES, INC.
               (Name of Registrant as Specified in its Charter

        (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(1)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies: Common Stock , par value $0.25 per) share

     (2) Aggregate number of securities to which transaction applies: 2,273,647

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
         $45,473,000--Sale Price. Subject to increase if merger does not occur by August 8, 2000

     (4) Proposed maximum aggregate value of transaction: $45,473,000

     (5) Total fee paid: $9,095.00

[X]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                         INDEPENDENT BANKSHARES, INC.
                              547 Chestnut Street
                             Abilene, Texas  79602
                                (915) 677-5550



Dear Shareholder:                                                  June 12, 2000

     You are cordially invited to attend the special meeting of shareholders of Independent Bankshares, Inc., a Texas corporation and the holding company for First State Bank, National Association, to be held at First State Bank's Central Branch Lobby, 547 Chestnut Street, Abilene, Texas at 4:00 p.m. (local time) on July 12, 2000.

     The attached Notice of Special Meeting of Shareholders and proxy statement describe the formal business to be transacted at the special meeting. The purpose of the special meeting is to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Reorganization by and between State National Bancshares, Inc. ("State National") and Independent Bankshares, Inc. (the "Company") dated as of March 1, 2000, which provides for a merger of New FSB, Inc., a wholly owned subsidiary of State National with and into our Company with our Company continuing as the surviving corporation. In the merger, each share of the Company's common stock outstanding at the time of the merger would be converted into the right to receive an amount of cash equal to $20.00, subject to such price increasing if the merger is not consummated by August 8, 2000. The accompanying proxy statement more fully describes the proposed merger, and contains business, financial and other information regarding the Company.

     Consummation of the merger is subject to certain conditions, including the approval of all applicable regulatory authorities and the Company's shareholders. The Board of Directors believes that the proposed merger is in the best interests of the Company and its shareholders, and has unanimously approved the merger agreement and the merger. The Board of Directors unanimously recommends that you vote "FOR" approval and adoption of the merger agreement.

     You are urged to carefully read the accompanying proxy statement, which provides important information regarding the merger and related matters.

     Your vote is important, regardless of the number of shares that you own. In order for the merger to be consummated, the merger agreement must be approved by the holders of two-thirds of the outstanding shares of common stock entitled to vote. Consequently, a failure to vote or a vote to abstain will have the same effect as a vote against the merger agreement. On behalf of the Board of Directors, I urge you to sign, date and return the enclosed proxy in the enclosed postage-paid envelope as soon as possible, even if you currently plan to attend the special meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are not able to attend the special meeting. Executed proxies with no instructions indicated on such proxies will be voted "FOR" approval and adoption of the merger agreement.

     We look forward to seeing you at this important special meeting. If you have any questions regarding the special meeting or the proposed merger, you are encouraged to call Randal N. Crosswhite, Corporate Secretary of Independent Bankshares, Inc., at (915) 677-5550.


                                 Bryan W. Stephenson
                                 President and Chief Executive Officer

                         INDEPENDENT BANKSHARES, INC.
                              547 Chestnut Street
                             Abilene, Texas 79602
                                (915) 677-5550

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held July 12, 2000

     A special meeting of the shareholders of Independent Bankshares, Inc. (the "Company") will be held at the First State Bank, N.A., Central Branch Lobby, 547 Chestnut Street, Abilene, Texas at 4:00 p.m. (local time) to consider the following proposal:

     To approve and adopt the Agreement and Plan of Reorganization by and between State National Bancshares, Inc. ("State National") and the Company, dated as of March 1, 2000, pursuant to which:

          . New FSB, Inc., a wholly owned subsidiary of State National ("New FSB") will merge with and into the Company with the Company continuing as the surviving corporation and as a wholly owned subsidiary of State National; and

          . each outstanding share of the Company's common stock will be exchanged for $20.00 in cash, subject to such price increasing if the merger is not consummated by August 8, 2000.

     The board of directors has fixed June 8, 2000, as the record date for the determination of shareholders entitled to vote at the special meeting.

     If you would like to attend the special meeting and your shares are held by a broker, bank or other nominee, you must bring to the special meeting a recent brokerage statement or letter from the nominee confirming your beneficial ownership of the shares of common stock. You must also bring a form of personal identification. In order to vote your shares at the special meeting you must obtain from each nominee a proxy issued in your name.

     Under Part Five of the Texas Business Corporation Act, if holders of the Company's shares of common stock dissent from and do not vote in favor of the approval and adoption of the Agreement and Plan of Reorganization and the merger, they are entitled to certain appraisal rights, provided that they strictly comply with certain statutory procedures explained in detail in the attached proxy statement. A copy of the dissenters' rights provisions of the Texas Business Corporation Act (Articles 5.11 through 5.13) is attached as Appendix C to the proxy statement.
----------

     It will be helpful to us if you read the proxy statement and voting instructions on the proxy card, and then vote by promptly marking, signing, dating and returning the accompanying proxy in the enclosed, self-addressed, stamped envelope so that the necessary quorum may be represented at the special meeting.

                                 By Order of the Board of Directors,

                                 Randal N. Crosswhite
                                 Corporate Secretary

Abilene, Texas
June 12, 2000


            Please do not send any share certificates at this time.

                         INDEPENDENT BANKSHARES, INC.
                              547 Chestnut Street
                             Abilene, Texas  79602
                                (915) 677-5550
                             _____________________

                                PROXY STATEMENT
                            _______________________

                        SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held July 12, 2000

     This proxy statement and the accompanying proxy are solicited by the Company's Board of Directors from holders of its outstanding shares of its common stock, par value $0.25 per share. The proxies will be voted at the Company's special meeting of shareholders to be held on July 12, 2000, at the time and place and for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders and at any adjournments or postponements of the special meeting. This proxy statement and the accompanying proxy are first being mailed to shareholders on or about June 12, 2000.

     At the special meeting, shareholders will consider and vote upon a proposal to approve and adopt the Agreement and Plan of Reorganization by and between the Company and State National, dated as of March 1, 2000, and the Agreement and Plan of Merger attached thereto as Exhibit A (together, the "merger
                                   ---------
agreement"), pursuant to which New FSB, a wholly owned subsidiary of State National, will merge with and into the Company. As a result of the merger, the Company will continue as the surviving corporation and a wholly owned subsidiary of State National and New FSB will cease to exist. In the merger, each share of the Company's common stock outstanding at the time of the merger would be converted into the right to receive an amount of cash equal to $20.00, subject to such price increasing if the merger is not consummated by August 8, 2000. Shares held by shareholders properly perfecting dissenters' rights would be converted into cash pursuant to the dissenters' rights provisions also described in this proxy statement. For a discussion of the consideration to be received by the Company's shareholders in the merger, see "The Proposed Merger--Purchase Price." A copy of the merger agreement is included as Appendix A to this proxy
                                                      ----------
statement, and is incorporated herein by reference.

     Consummation of the merger is conditioned upon, among other things, approval and adoption of the merger agreement by the requisite vote of the Company's shareholders and the receipt of all requisite regulatory approvals and consents. For further information concerning the terms and conditions of the merger, see "The Proposed Merger--The Merger."

     The board of directors knows of no additional matters that will be presented for consideration at the special meeting. No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement in connection with the solicitation of proxies made hereby, and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or any other person.

     No persons have been authorized to give any information or to make any representation other than those contained in this proxy statement in connection with the solicitation of proxies made hereby, and if given or made, such information or representations must not be relied upon as having been authorized by the Company or any other person.

                                TABLE OF CONTENTS

                                                                                                    Page
                                                                                                    ----
FORWARD-LOOKING STATEMENTS--CAUTIONARY STATEMENTS...................................................   1
QUESTIONS AND ANSWERS ABOUT THE MERGER..............................................................   1
SUMMARY.............................................................................................   4
SELECTED CONSOLIDATED FINANCIAL DATA OF THE COMPANY.................................................  10
SPECIAL MEETING OF SHAREHOLDERS.....................................................................  13
   Purpose..........................................................................................  13
   Solicitation and Voting..........................................................................  13
   Revocability of Proxies..........................................................................  14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.....................................................  14
SECURITY OWNERSHIP OF MANAGEMENT....................................................................  15
THE PROPOSED MERGER.................................................................................  16
   The Merger.......................................................................................  16
   Background of the Merger.........................................................................  16
   Reasons for the Merger and Recommendation of the Board of Directors..............................  19
   Opinion of the Company's Financial Advisor.......................................................  21
   Effective Time of the Merger.....................................................................  26
   Conversion of Shares of the Company's Common Stock...............................................  26
   Representations and Warranties...................................................................  27
   Purchase Price...................................................................................  28
   Surrender of the Company's Common Stock..........................................................  28
   Company Trust Preferred Securities...............................................................  29
   Interests of Certain Persons in the Merger.......................................................  29
   Employee Matters and Impact on Employee Benefit Plans............................................  30
   Covenants of the Company and State National; Conduct of Business Prior to the Merger.............  31
   Conditions to Consummation of the Merger.........................................................  34
   Regulatory Approvals.............................................................................  34
   No Negotiations with Others......................................................................  35
   Termination; Termination Fees and Expenses.......................................................  35
   Operation of the Company after the Merger........................................................  37
   Noncompete and Support Agreements................................................................  37
   Certain Federal Income Tax Consequences..........................................................  37
   Accounting Treatment.............................................................................  38
   Dissenters' Rights...............................................................................  38
MARKET PRICES AND DIVIDENDS.........................................................................  40
INFORMATION REGARDING THE COMPANY...................................................................  40
INFORMATION REGARDING STATE NATIONAL AND NEW FSB....................................................  41
AVAILABLE INFORMATION...............................................................................  41
SHAREHOLDER PROPOSALS...............................................................................  41
OTHER BUSINESS......................................................................................  41

APPENDIX A:  Agreement and Plan of Reorganization by and between State National
             Bancshares, Inc. and Independent Bankshares, Inc. dated as of March 1, 2000

APPENDIX B:  Opinion of Stifel, Nicolaus & Company, Incorporated

APPENDIX C:  Dissenters' Rights Provisions--Articles 5.11-5.13 of the Texas
             Business Corporation Act

               FORWARD-LOOKING STATEMENTS--CAUTIONARY STATEMENTS

          This proxy statement contains certain forward-looking statements and information relating to the Company and its subsidiaries that are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company's management. When used in this proxy statement, the words "anticipate," "believe," "estimate," "expect" and "intend" and words or phrases of similar import, as they relate to the Company or its subsidiaries or Company management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, competitive factors, general economic conditions, customer relations, the interest rate environment, governmental regulation and supervision, nonperforming asset levels, loan concentrations, changes in industry practices, one time events and other factors described herein. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. The Company does not intend to update these forward-looking statements.

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

          The following questions and answers are intended to address briefly some commonly asked questions regarding the merger. These questions and answers may not address all questions that may be important to you as a Company shareholder. Please refer to the more detailed information contained elsewhere in this proxy statement and the appendices to this proxy statement.

Q.   When and where is the special meeting?

A. The special meeting will take place on Wednesday, July 12, 2000, at 4:00 p.m., local time, in the lobby of First State's Central Branch Location, 547 Chestnut Street, Abilene, Texas.

Q.   Who is soliciting the proxy?

A.   The Board of Directors of the Company.

Q.   What am I being asked to vote upon?

A. Your Board of Directors is asking you to vote to approve or disapprove a merger agreement which provides that State National will acquire the Company by merging an entity owned by State National into the Company, with the Company being the surviving corporation in the merger. The merger agreement is attached to this proxy statement as Appendix A. We encourage you to read the merger agreement as it is a legal document that governs the merger.

Q. If the merger is completed, what will I receive for my Company common stock?

A. If the merger is completed and you do not dissent to the merger, you will receive $20.00 in cash for each share of our common stock you own. In addition, if the merger does not occur by August 8, 2000, you will receive an approximate additional consideration in the amount of $0.005 per share per day commencing August 8, 2000, until the merger becomes effective.

Q.   Will I owe taxes as a result of the merger?

A. The merger will be a taxable transaction for all holders of our common stock. As a result, the cash you receive in the merger for your shares of the common stock and any cash you receive from exercising your dissenter's rights will be subject to United States income tax and also may be taxed under applicable state, local and other tax laws. In general, you will recognize gain or loss equal to the difference between (1) the amount of cash you receive and (2) the tax basis of your shares of the Company common stock.

Q.   Why is your board of directors recommending the merger?

A. We believe the merger represents a unique opportunity for our shareholders to realize a fair price for their shares; approximately a 54% premium over the $13.00 closing price on February 16, 2000, the last day of trading prior to our announcement that we had received an acquisition proposal from State National. We are competing against larger and better capitalized financial institutions and our future growth opportunities are somewhat limited by our lack of size and available resources. Our Board of Directors believes that the merger is fair to, and in the best interests of, the Company and its shareholders. Our Board of Directors has received a written fairness opinion from Stifel, Nicolaus & Company, Incorporated (the "Stifel Opinion") that the $20.00 per share in cash to be received by our shareholders pursuant to the merger agreement is fair from a financial point of view to the Company and our shareholders.

Q. Does the Board of Directors or officers of the Company have any special interest in the outcome of the vote?

A. As described in the proxy statement, the members of our Board of Directors and officers of the Company have certain interests in the merger that are different from or in addition to your interests, which may create possible conflicts of interest.

Q.   What rights do shareholders have if they oppose the merger?

A. Shareholders who wish to dissent from the merger may seek appraisal of the fair value of their shares, but only if they strictly comply with all of the procedures under Texas law that are summarized in this proxy statement.

Q. What stockholder vote is required to adopt the merger agreement and the merger?

A. Under Texas law, two-thirds of the outstanding shares of common stock entitled to vote must adopt the merger agreement and the merger.

Q. What happens if I do not instruct a broker holding my shares as to how to vote them or I abstain from voting?

A. If your shares are held by a broker as nominee, your broker will not be able to vote your shares without instructions from you. You should instruct your broker on how to vote your shares, using the instructions which will be provided to you by your broker prior to the special meeting. If your broker is unable to vote your shares or if you abstain, it will have the effect of voting against adoption of the merger agreement and the merger.

Q.   Can I vote shares at the meeting that are held by a broker as nominee?

A. If you would like to attend the special meeting and your shares are held by a broker, bank or other nominee, you must bring to the special meeting a recent brokerage statement or letter from the nominee confirming your beneficial ownership of the shares of common stock. You must also bring a form of personal identification. In order to vote your shares at the special meeting you must obtain from each nominee a proxy issued in your name.

Q.   Who is entitled to vote at the special meeting?

A. Holders of record of our common stock as of the close of business on June 8, 2000, are entitled to vote at the special meeting. Each shareholder has one vote for each share of our common stock owned.

Q.   Do I need to attend the special meeting in person?

A. No. It is not necessary for you to attend the special meeting in order to vote your shares, although you are welcome to attend.

Q.   Is the merger subject to regulatory approval?

A. Yes. The merger is subject to the approval by the Board of Governors of the Federal Reserve System ("Federal Reserve"). There can be no assurance that such regulatory approval will be obtained, and, if obtained, there can be no assurance as to the date of any such approval.

Q.   When is the merger expected to be completed?

A. We are working toward completing the merger as quickly as possible. The merger cannot be completed until a number of conditions are satisfied. The most important condition is the approval of the merger agreement and the merger by the Company shareholders at the special meeting. If adopted by the shareholders, we currently expect the merger to be completed on or before August 1, 2000.

Q.   What do I need to do now?

A. After you have carefully read this proxy statement, please complete, sign and mail your proxy card in the enclosed return envelope as soon as possible. That way, your shares can be represented at the special meeting. If your shares are held by a broker as nominee, you should receive a proxy card from your broker. Company shareholders must return their proxy cards before the special meeting or attend the special meeting in person in order for their votes to be counted at the special meeting. Your proxy materials include detailed information on how to vote.

Q.   Can I change my vote after I have mailed my proxy card?

A. Yes. You can change your vote at any time before your proxy is voted at the special meeting. You may revoke your proxy by notifying our Secretary in writing or by submitting a new proxy, in each case, dated after the date of the proxy being revoked. In addition, your proxy may be revoked by attending the special meeting and voting in person. However, simply attending the special meeting will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the instructions received from your broker to change your vote.

Q.   Should I send in my company stock certificates now?

A. State National will send you written instructions for exchanging your stock certificates. You must return your stock certificate as described in the instructions. You will receive your cash payment as soon as practicable upon receipt of your stock certificates, together with the documents requested in the instructions, and consummation of the merger.

Q.   Where can I find more information about the Company?

A. We file periodic reports and other information with the Securities and Exchange Commission. You may read and copy this information at the Commission's public reference facilities. Please call the Commission at 1-800-SEC-0330 for information about these facilities. This information is also available at the Internet site maintained by the Commission at http://www.sec.gov and at the offices of the American Stock Exchange, LLP., 86 Trinity Pl Fl 8, New York, New York 10006; telephone (212) 306-1000.

Q.   Who can help answer my questions?

A. If you have questions about the merger after reading this proxy statement, you should contact Randal N. Crosswhite, our Chief Financial Officer, at
     (915) 677-5550.

Q.   Will any other matters be voted on at the special meeting?

A.   No other matters will be voted on at the special meeting.

                                    SUMMARY

     The following is a brief summary of the material information relating to the merger contained elsewhere in this proxy statement. This proxy summary is qualified in its entirety by the more detailed information contained elsewhere in this proxy statement and the appendices to this proxy statement. The "Company," "we" "us" or "our" refers to Independent Bankshares, Inc. "First State" refers to First State Bank, National Association, the Company's wholly owned banking subsidiary. "State National" refers to State National Bancshares, Inc. "New FSB" refers to New Independent Holdings, Inc., State National's wholly owned subsidiary. Capitalized terms not otherwise defined below have the meanings ascribed to them elsewhere in this proxy statement. Shareholders are urged to read this proxy statement and its appendices in their entirety.

                                               Parties to the Merger

The Company (page 40)                          The Company is a bank holding company subject to supervision by the Federal Reserve.  The Company owns all of the common
                                               securities of Independent Capital Trust  ("Issuer Trust") and
                                               indirectly owns through a Delaware subsidiary, Independent
                                               Financial Corp. ("Independent Financial"), 100% of the shares of common stock of First State. First State operates full-service banking locations in the Texas cities of Abilene (three
                                               locations), Azle (two locations), Lubbock, Odessa (four
                                               locations), San Angelo, Stamford and Winters.  The Company's primary activities are to assist First State in the management and coordination of its financial resources and to provide capital, business development, long range planning and public relations for
                                               First State. The Company's executive and administrative offices are located at 547 Chestnut Street, Abilene, Texas  79602, and its
                                               telephone number at that location is (915) 677-5550.

State National (page 41)                       State National is a Texas corporation and a bank holding company subject to supervision by the Federal Reserve.  State National owns all of the outstanding shares of common stock of State
                                               National Bancshares of Delaware, Inc. ("State National Delaware'),
                                               a subsidiary bank holding company organized and domiciled in
                                               Dover, Delaware.  State National Delaware owns 100% of the outstanding capital stock of three subsidiary banks:  State
                                               National Bank of West, Texas, Lubbock, Texas, State National Bank,
                                               El Paso, El Paso, Texas and United Bank & Trust, Abilene, Texas.
                                               State National's executive and administrative offices are located at 1617 Broadway, Lubbock, Texas 79401, and its telephone number at that location is (806) 749-5667.

New FSB (page 41)                              New FSB was organized as a Texas corporation on May 23, 2000, solely for the purpose of effecting the merger.  State National owns 100% of the outstanding capital stock of New FSB.  New FSB's executive offices are located at 1617 Broadway, Lubbock, Texas
                                               79401, and its telephone number at that location is (806)
                                               749-5667.  To date, New FSB has not conducted any business other than in connection with its formation and capitalization and the transactions contemplated by the merger agreement.

                                               The Special Meeting

Time, Place and Date of the                    The special meeting will be held at 4:00 p.m., local time, on July
Special Meeting (page 13)                      12, 2000 in the lobby of First State's Central Branch, 547
                                               Chestnut Street, Abilene, Texas.

Record Date and                                You are entitled to vote at the special meeting if you owned
Shareholders Entitled to                       shares of our common stock at the close of business on June 8,
Vote (page 13)                                 2000, the record date for the special meeting.  You will have one vote for each share of our common stock you owned on the record date.  There are approximately 2,273,647 shares of Company common stock entitled to be voted held by approximately 1,548
                                               shareholders of record.

Purpose of the Meeting                         You will be asked to consider and vote upon a proposal to approve
(page 13)                                      the merger agreement and the merger.

Vote Required (page 13)                        Approval of the merger requires the affirmative vote of the holders of two-thirds of our outstanding shares of common stock.
                                               Our directors, officers, together with their respective
                                               affiliates, and the Company's Employee Stock Ownership/401(k) Plan
                                               collectively own approximately 540,621 shares of the Company's common stock, or 23.78% of the total currently outstanding shares.
                                               Failure to vote FOR the merger, either by not returning the enclosed proxy or by checking the ABSTAIN box on the proxy, will have the same effect as a vote AGAINST the merger. The completion of the merger depends upon satisfaction of a number of conditions, including, among other things:

                                               .   approval of the merger agreement by the shareholders of the
                                                   Company holding not less than two-thirds of the outstanding shares of common stock;

                                               .   receipt of all applicable regulatory approvals; and

                                               .   the absence of a material adverse change in our business,
                                                   financial condition or results of operation since December 31,
                                                   1999.

Solicitation of Proxies (page 13)              We will pay all of the costs of soliciting proxies from our shareholders.  In addition to soliciting proxies by mail, our directors, officers and employees, without receiving additional compensation, may solicit proxies by personal interview, mail, telephone and facsimile.  Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons, and we will reimburse such brokerage firms, custodians, nominees and fiduciaries for
                                               reasonable out-of-pocket expenses incurred by them.

Purpose and Effect of the Merger               Upon completion of the merger:
(page 16)
                                               .  New FSB will be merged with and into us and we will be the surviving corporation after the merger;
                                               .  We will be 100% owned indirectly, through State National
                                                  Delaware, by State National; and
                                               .  Each share of our common stock issued and outstanding
                                                  immediately prior to the effective time of the merger (other than shares as to which dissenters' rights are perfected) will be converted into the right to receive $20.00 in cash.  In addition, if the merger does not occur by August 8, 2000, you will receive additional consideration in the approximate amount of $0.005 per share per day commencing August 8, 2000, until the merger becomes effective.

Reasons for the Merger (page 19)               In arriving at our determination that the merger is fair to, and in the best interests of, our shareholders, the Board of Directors considered a number of factors, including, without limitation, the following:

                                               .  The merger represents an opportunity for our shareholders to realize a premium over recent market prices for their shares;

                                               .  In the opinion of our financial advisor, the price per share of common stock to be received by you is fair from a financial point of view;

                                               .  We compete against many larger and better capitalized financial institutions and are vulnerable to competitive factors;

                                               .  Our shares are somewhat illiquid and there is no assurance that our shares will appreciate in the future;

                                               .  We have explored strategic alternatives and believe that the merger offers a unique opportunity to maximize the value of our common stock; and

                                               .  Since February 16, 2000, the date we announced our negotiations with State National, there has been no communication of any kind from other companies evidencing an interest in commencing
                                                  acquisition discussions with us.

Recommendations of the                         Our Board of Directors has unanimously approved the merger
Board of Directors (page 19)                   agreement, and have determined that the terms of the merger are fair to, and in the best interests of, our shareholders. Our Board of Directors unanimously recommends that you approve the merger agreement and the merger.

Opinion of Financial Advisor                   On March 1, 2000, Stifel, Nicolaus & Company, Incorporated
(page 21)                                      ("Stifel"), our financial advisor, delivered the Stifel Opinion to our Board of Directors that, as of the date of such opinion, the consideration to be received by our shareholders in the merger is fair from a financial point of view.  The full text of the Stifel
                                               Opinion, which has been updated through the date of this proxy statement and which sets forth the assumptions made, general procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Appendix B.  You should read this opinion
                                                                       ----------
                                               carefully and in its entirety.

Interests of Certain Persons in the Merger     Our officers and directors have interests in the merger as
 (page 29)                                     employees and directors that are different from, or in addition to, your interests as shareholders.

                                               The Merger Agreement

Effective Time of the Merger                   The merger will become effective upon the filing of Articles of
(page 26)                                      Merger with the Secretary of State of the State of Texas.  The filing is expected to occur within 20 business days (but
                                               anticipated on or before August 1, 2000) after approval of the merger agreement by our shareholders at the special meeting and satisfaction or waiver of the other conditions to the merger contained in the merger agreement.  We cannot assure you that all conditions to the merger contained in the merger agreement will be satisfied or waived.

Representations and Warranties of the          The merger agreement contains various customary representations
Company and State National (page 27)           and warranties made by each of the parties to the merger agreement.

Covenants of the Company and State National;   The merger agreement contains various customary covenants,
Conduct of Business Prior to the Merger        including a covenant that during the period from the date of the
(page 31)                                      merger agreement until consummation of the merger we will conduct our business in the usual and ordinary course.

Conditions to Consummation of the Merger       The completion of the merger depends upon satisfaction of a number
 (page 34)                                     of conditions, including, among other things:

                                               .  approval of the merger agreement by the shareholders of the
                                                  Company holding not less than two-thirds of the outstanding shares of common stock;

                                               .  receipt of all applicable regulatory approvals; and

                                               .  the absence of a material adverse change in our business, financial condition or results of operation since December 31,
                                                  1999.

No Negotiations with Others (page 35)          Subject to certain exceptions, we cannot, directly or indirectly, nor can we permit First State or their respective officers, directors or employees to:

                                               .  encourage, solicit or initiate discussions or negotiations with, any corporation, partnership, person or other entity concerning a merger, tender offer, takeover offer, sale of substantial assets, sale of shares of capital stock or similar transaction;

                                               .  entertain, discuss or negotiate with any corporation,
                                                  partnership, person or other entity concerning any merger, tender offer, takeover offer, sale of substantial assets, sale of shares of capital stock or similar transaction; or

                                               .  provide any information to or cooperate with any corporation, partnership, person or other entity concerning a merger, tender offer, takeover offer, sale of substantial assets, sale of shares of capital stock or similar transaction.

Termination of Merger Agreement; Termination   The merger agreement provides that the merger agreement and the
 Fee (page 35)                                 merger may be terminated by the mutual consent of the parties, or by either party upon the occurrence or non-occurrence of certain events.  Subject to certain qualifications, the parties have agreed that the defaulting party will pay the other party a termination fee equal to $1,500,000 if the merger agreement is terminated in connection with certain events, including the
                                               Company or First State entering into an acquisition agreement with a third party, the Board of Directors of the Company approving a third party acquisition proposal or publicly announcing its intention to do so or recommending that the shareholders of the
                                               Company approve or accept such third party acquisition proposal,
                                               State National's inability to obtain regulatory approval as a result of the insufficiency of its capital to consummate the merger, or if all of the conditions precedent to the obligations of State National in the merger have been met, but State National refuses to consummate the transaction.

Certain Federal Income Tax Consequences        As a result of the merger, you will generally recognize a gain or
 (page 37)                                     loss for United States income tax purposes measured by the difference between the cash received pursuant to the merger agreement and your adjusted tax basis in the shares of the
                                               Company's common stock exchanged for such cash.  You should consult with your tax advisor as to the specific tax consequences of the merger to you, including the applicability and effect of federal, state, local, foreign and other tax laws.

Accounting Treatment (page 38)                 The merger will be accounted for as a "purchase" in accordance with generally accepted accounting principles.  Consequently, the aggregate consideration paid by State National in connection with the merger will be allocated to the Company's assets and
                                               liabilities based upon their fair values, with any excess being treated as goodwill.

Rights of Dissenting Shareholders (page 38)          Under Texas law, if holders of the shares of the Company's common stock dissent and vote against approval and adoption of the merger agreement and the merger, they are entitled to appraisal rights, provided that they strictly comply with certain statutory
                                                     procedures further explained in detail in this proxy statement.  A copy of Articles 5.11 through 5.13 of the Texas Business
                                                     Corporation Act, which sets forth the rights of dissenting shareholders under Texas law, is attached as Appendix C to the
                                                                                                  ----------
                                                     proxy statement.

Recent Prices of Company Common Stock (page 40)      The Company's common stock is traded on the American Stock
                                                     Exchange ("AMEX") under the symbol "IBK."  The closing price per share for the common stock as reported on the AMEX on February 16,
                                                     2000, the last full trade day prior to the public announcement that we were negotiating with State National, was $13.00.  The closing price per share for the common stock as reported on the
                                                     AMEX on February 29, 2000, the last full trading day prior to the announcement of the proposed merger, was $16.5625.

Selected Financial Information (page 10)             Certain selected historical financial data is set forth under the
                                                     "Selected Consolidated Financial Data of the Company."

Management Ownership (page 15)                       As of June 8, 2000, our directors and executive officers own, in the aggregate, 424,911 shares of our outstanding common stock, representing an aggregate of approximately 18.69% of our
                                                     outstanding shares.

              SELECTED CONSOLIDATED FINANCIAL DATA OF THE COMPANY

     The selected consolidated financial data of the Company for the years ended December 31, 1999, 1998, 1997, 1996 and 1995, and for the quarters ended March 31, 2000 and 1999, and the balance sheet data as of December 31, 1999, 1998, 1997, 1996 and 1995, and as of March 31, 2000, are derived from the audited Consolidated Financial Statements of the Company and the unaudited Consolidated Financial Statements of the Company, respectively, not included in this proxy statement.

                                                                                                    At or for the
                                             At or for the Years Ended December 31,            Quarters Ended March 31,
                                   ---------------------------------------------------------   ------------------------
                                       1999        1998        1997        1996        1995         2000        1999
                                   -----------   --------   ---------   ---------   ---------   ----------   ----------
                                                      (dollars in thousands, except per share data)
SELECTED BALANCE SHEET DATA:
Total assets.....................  $  358,262  $  370,178  $  264,574  $  205,698  $  180,344   $  355,866   $  363,088
Loans, net.......................     186,626     184,560     140,853      92,017      81,927      187,242      184,093
Deposits.........................     318,299     330,804     242,801     189,575     164,704      315,257      324,074
Stockholders' equity.............      25,356      24,505      20,527      14,937      13,818       25,935       24,336

Common stockholders' equity
 per share.......................       11.21       11.03       10.36       10.41       10.00        11.47        11.14
Common shares outstanding
 adjusted for stock dividends....   2,273,647   2,217,296   1,975,263   1,380,805   1,312,865    2,273,647    2,180,780


SELECTED OPERATING DATA:
Interest income..................  $   24,206  $   20,434  $   18,324  $   13,556  $   11,962   $    6,150   $    6,056
Interest expense.................       9,898       9,276       8,659       6,441       5,309        2,527        2,543

 Net interest income.............      14,308      11,158       9,665       7,115       6,653        3,623        3,513
Provision for loan losses........         445         570         250         201         206          110          105

 Net interest income after
  provision for loan losses......      13,863      10,588       9,415       6,914       6,447        3,513        3,408
Noninterest income...............       3,267       2,791       1,909       1,551       1,509          812          843
Noninterest expense..............      13,504       9,998       8,237       6,290       6,242        3,370        3,326

 Income before federal
  income taxes...................       3,626       3,381       3,087       2,175       1,714          955          925
Federal income taxes.............       1,174       1,193         977         753         582          324          296

Net income.......................       2,452       2,188       2,110       1,422       1,132          631          629

Basic earnings per common share..        1.12        1.07        1.12        1.00        0.82         0.28         0.28
Diluted earnings per common share        1.08        1.02        1.03        0.84        0.67         0.28         0.27
Cash dividends per common share..        0.20        0.20        0.19        0.14        0.09         0.06         0.05

                                                                                                          At or for the
                                                   At or for the Years Ended December 31,            Quarters Ended March 31,
                                         ---------------------------------------------------------   ------------------------
                                             1999        1998        1997        1996        1995         2000        1999
                                         -----------   --------   ---------   ---------   ---------   ----------   ----------
                                                            (dollars in thousands, except per share data)

SELECTED FINANCIAL RATIOS AND OTHER
 DATA:
PERFORMANCE RATIOS:
 Return on average assets............           0.68%      0.75%       0.82%       0.72%       0.67%        0.70%        0.69%
 Return on average stockholders'
  equity.............................           9.87       9.89       10.95        9.89        8.99         9.84        10.22
 Average stockholders' equity to
  average assets.....................           6.86       7.53        7.45        7.33        7.43         7.13         6.74
 Ending stockholders' equity to
  average assets.....................           7.08       6.62        7.76        7.25        7.66         7.29         6.70
 Efficiency ratio (1)................          66.20      66.31       69.09       72.78       76.56        65.84        65.56
 Interest rate spread (2)............           3.94       3.63        3.46        3.24        3.52         3.98         3.87
 Net interest margin (3).............           4.57       4.30        4.13        3.95        4.29         4.67         4.47
REGULATORY CAPITAL RATIOS:
 Tier 1 capital (4)..................          12.08%     10.36%      11.26%      10.99%      15.23%       12.24%       10.64%
 Total capital (5)...................          15.22      13.77       12.02       12.15       16.08        15.25        14.11
 Leverage (6)........................           6.83       5.97        6.71        5.95        7.65         7.14         5.93
ASSET QUALITY DATA:
 Nonperforming assets................        $   897    $ 1,176     $ 1,034     $   585     $   629      $   723      $   869
 Nonperforming assets to total assets           0.25%      0.32%       0.39%       0.28%       0.35%        0.20%        0.24%
 Nonperforming loans.................        $   625    $   546     $   295     $   196     $   292      $   432      $   519
 Nonperforming loans to loans, net...           0.33%      0.30%       0.21%       0.21%       0.36%        0.23%        0.28%
 Other real estate and other
  repossessed assets.................        $   272    $   630     $   739     $   389     $   337      $   291      $   350

 Allowance for possible loan losses
  to nonperforming loans.............         293.28%    337.36%     397.63%     404.59%     259.93%      431.94%      356.26%
_______________________

(1)  The efficiency ratio is computed by dividing noninterest expense less distributions on guaranteed preferred beneficial interests in the Company's subordinated debentures, amortization of intangible assets and expenses related to other real estate and other repossessed assets by the sum of net interest income before provision for loan losses plus noninterest income, excluding securities gains and losses.
(2)  Interest rate spread represents the difference between the average yield on interest-earning assets and the average costs of interest-bearing liabilities.
(3)  Net interest margin represents net interest income, on a fully taxable-equivalent basis, divided by average interest-earning assets.
(4)  Tier 1 capital to risk weighted assets.
(5)  Total capital to risk-weighted assets.
(6)  Tier 1 capital to adjusted quarterly average assets.

                        SPECIAL MEETING OF SHAREHOLDERS

Purpose

     The special meeting will be held at 4:00 p.m., local time, on July 12, 2000 in the lobby of First State's Central Branch, 547 Chestnut Street, Abilene, Texas. At the special meeting, shareholders of the Company will be asked to consider and vote on a proposal to approve and adopt the merger agreement. The merger agreement provides for merger of New FSB, a wholly owned subsidiary of State National with and into the Company. Upon consummation of the merger, the Company would be the surviving corporation and would be a wholly owned subsidiary of State National. Pursuant to the merger agreement, upon consummation of the proposed merger each share of the Company's common stock outstanding immediately prior to the effective time of the merger will be canceled and converted into the right to receive $20.00 in cash, subject to such price increasing as described below. The aggregate purchase price to be paid by State National for the Company's common stock issued and outstanding immediately prior to the effective time will be an amount equal to $45,473,000 plus, if the effective time of the merger does not occur by August 8, 2000, the sum of $12,455 per day for each day commencing August 8, 2000 until the effective time. Accordingly, assuming the Company's outstanding shares remain constant at 2,273,647 shares, State National will be required to pay an additional amount of approximately $0.005 per share per day for each day commencing August 8, 2000, until the effective time. See "The Proposed Merger--The Merger."

     The board of directors of the Company believes that the merger is in the best interests of the Company and its shareholders and unanimously recommends that you vote "FOR" approval and adoption of the merger agreement.

Solicitation and Voting

     In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees of the Company may solicit the return of proxies by personal interview, mail, telephone and facsimile. These persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. The Company will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares. The Company will reimburse such persons and the transfer agent for their reasonable out-of-pocket expenses in forwarding such materials.

     To the extent necessary in order to ensure sufficient representation at the Company's special meeting, the Company may request by telephone or telegram the return of proxy cards. The extent to which this will be necessary depends entirely upon how promptly proxy cards are returned. The Company will bear all of the cost of the solicitation. Shareholders are urged to send in their proxies without delay.

     The record date for the special meeting is set at the close of business on June 8, 2000. As of the record date, 2,333,647 shares of the Company's common stock were issued and 2,273,647 shares were outstanding. At that date, such shares were held of record by approximately 1,548 shareholders. The presence, in person or by proxy, of at least a majority of all the outstanding shares of the Company's common stock entitled to vote at the special meeting is necessary to constitute a quorum at the special meeting. Shareholders as of the record date are entitled to one vote for each share of the Company's common stock that they own.

     The affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company's common stock entitled to vote is required to approve and adopt the merger agreement and the merger. A failure to return a properly executed proxy or to vote in person at the special meeting will have the same effect as a vote "AGAINST" approval and adoption of the merger agreement.

     Abstentions and broker nonvotes will be counted as shares present at the special meeting for purposes of determining the presence of a quorum. Abstentions and broker nonvotes will have the same effect as a vote "AGAINST" approval of the merger agreement. A broker nonvote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

     As of the record date, directors, officers, together with their respective affiliates, and the Company's Employee Stock Ownership/401(k) Plan collectively own approximately 540,621 shares of the Company common stock, or 23.78% of the total currently outstanding shares.

Revocability of Proxies

     The Company encourages the personal attendance of its shareholders at the special meeting. An execution of the accompanying proxy will not affect a shareholder's right to attend the special meeting and to vote in person.

     Proxies may be revoked if you:

     . Deliver a signed, written revocation letter, dated any time before the proxy is voted, to Mr. Randal N. Crosswhite, Corporate Secretary, Independent Bankshares, Inc. at the Company's principal executive offices, 547 Chestnut Street, Abilene, Texas 79602;

     . Sign and deliver a proxy, dated later than the first one, to the Company's Corporate Secretary at the above address; or

     . Attend the meeting and vote in person. Attending the special meeting alone will not revoke your proxy. A revocation letter or a later-dated proxy will not be effective until received by the Company at or prior to the special meeting.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table shows the name, address, number of shares held, and percentage of shares held as of the record date, by the entities known to the Company to be the beneficial owners of more than five percent of the Company's common stock.

                                                 Number of      Percentage of
               Name and Address                  Shares (1)     Class (2)
          -----------------------------          ----------     -------------

          Independent Bankshares Inc.            158,551(3)          6.97%
          Employee Stock Ownership/401(k) Plan
          P.O. Box 3296
          Abilene, Texas 79604

          Dodge Jones Foundation                 147,318             6.48
          400 Pine Street, Suite 900
          Abilene, Texas 79601
_______________
(1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.
(2) The percentage of common stock indicated is based on 2,273,647 shares of common stock outstanding on the record date.

(3) The shares held in the Company's Employee Stock Ownership /401(k) Plan (the "Stock Ownership Plan") are voted by the Trustee of the Stock Ownership Plan pursuant to instructions received from the employee participants as to allocated shares and by the Trustee in its sole discretion as to unallocated shares.

                       SECURITY OWNERSHIP OF MANAGEMENT

     The following table and notes to the table set forth information with respect to common stock beneficially owned as of the record date by:

     .   each director of the Company;

     . each of the five most highly compensated executive officers of the Company;

     . each individual selected as an advisory director or director emeritus of the Company; and

     .   all directors and executive officers of the Company as a group.

                                     Amount and Nature        Percent of
                                       of Beneficial          Class Owned
       Name of Beneficial Owner         Ownership(1)         Beneficially(2)
     --------------------------      -----------------       --------------
     John L. Beckham...........            2,750                  0.12%
     Lee Caldwell..............           13,706                  0.60
     Carl E. Campbell..........                0                    --
     Mrs. Wm. R. (Amber) Cree..            4,541                  0.20
     Randal N. Crosswhite......           26,063(3)               1.15
     Thomas C. Darden..........              830(4)               0.04
     James G. Fitzhugh.........           15,353(5)               0.68
     Michael D. Jarrett........            7,885(6)               0.35
     Nancy E. Jones............              300                  0.01
     Marshal M. Kellar.........            1,931(7)               0.08
     Tommy McAlister...........            5,360(8)               0.24
     L.H. Mosley*..............           55,039                  2.42
     J.E. Smith*...............            3,875(9)               0.17
     Bryan W. Stephenson.......          108,635(10)              4.78
     Scott L. Taliaferro.......           84,361(11)              3.71
     James D. Webster, M.D.....              885                  0.04
     C.G. Whitten..............            6,547                  0.29
     John A. Wright**..........           86,850                  3.82
     All executive officers
     and directors as a group
     (18 individuals,
     including the executive
     officers and directors
     listed above)............           424,911(12)             18.69%
--------------
*  Advisory Director
** Director Emeritus

(1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2) The percentages of common stock indicated are based on 2,273,647 common shares outstanding on the record date.

(3) Includes Mr. Crosswhite's beneficial ownership of 12,695 shares held by the Stock Ownership Plan.

(4) Includes Mr. Darden's beneficial ownership of 830 shares held by the Stock Ownership Plan.

(5) Includes Mr. Fitzhugh's beneficial ownership of 10,552 shares held by the Stock Ownership Plan.

(6) Includes Mr. Jarrett's beneficial ownership of 5,635 shares held by the Stock Ownership Plan.

(7) Includes 1,931 shares owned by M & G Kellar Investment Limited Partnership, a partnership in which Mr. Kellar is a general partner.

(8) Includes 3,924 shares owned by McAlister Oil Co., Inc. Mr. McAlister is President and sole shareholder of McAlister Oil Co., Inc.

(9)  Includes 1,750 shares owned by Mr. Smith's wife.

(10) Includes 25,363 shares owned by Mr. Stephenson's wife and minor child. Also includes Mr. Stephenson's beneficial ownership of 13,129 shares held by the Stock Ownership Plan.

(11) Includes 1,240 shares owned by Mr. Taliaferro's wife.

(12) Includes such executive officers' beneficial ownership of 42,841 shares held by the Stock Ownership Plan.



                              THE PROPOSED MERGER

     The following is a summary description of the material aspects of the merger. This description does not purport to be complete and is qualified in its entirety by reference to the appendices attached to this proxy statement, including the merger agreement, which is attached as Appendix A to this proxy
                                                     ----------
statement.  We urge you to read the appendices in their entirety.

The Merger

     Under the terms of the merger agreement, at the effective time, New FSB, a wholly owned subsidiary of State National, will merge with and into the Company with the Company continuing as the surviving corporation. As a result of the merger, the Company will become a wholly owned subsidiary of State National and will succeed to all of the assets and liabilities of New FSB. New FSB, which was formed only to facilitate the merger, will cease to exist as a separate entity. Upon completion of the merger, shareholders of the Company will no longer own any shares of the Company's common stock and will not, as a result of the merger, own any common stock either of State National or New FSB.

     At the effective time of the merger, each of the outstanding shares of the Company's common stock will be converted into the right to receive $20.00 in cash, subject to such price increasing as described below. The aggregate purchase price to be paid by State National for the Company's common stock issued and outstanding immediately prior to the effective time will be an amount equal to $45,473,000 plus, if the effective time of the merger transaction does not occur by August 8, 2000, the sum of $12,455 per day for each day commencing August 8, 2000, until the effective time. Accordingly, assuming the Company's outstanding shares remain constant at 2,273,647 shares, State National will be required to pay an additional amount of approximately $0.005 per share per day for each day commencing August 8, 2000, until the effective time. For a discussion of the consideration to be received by the Company's shareholders in the merger, see "The Proposed Merger--Purchase Price."

Background of the Merger

     The management and the Board of Directors of the Company have, from time to time, discussed intensifying competition in, and the continuing consolidation of, the banking and financial services industries. At various times in the past, management and the Board of Directors have also considered the possibility of a sale of the Company as a way to enhance shareholder value. The management and certain members of the Board of Directors of the Company have also been contacted from time to time by officers and other representatives of other financial institutions, which inquired about the willingness of the Board of Directors to consider a sale of the Company; however, none of such inquiries matured into a formal offer or resulted in a letter of intent for the sale of the Company. In each instance, the Board of Directors continued to pursue a plan of expansion of the Company's network of branch offices, which at March 31, 1999 consisted of thirteen locations across West Texas.

     During May 1999, after receiving inquiries with respect to the Company's interest in a potential business combination from Tom C. Nichols, President of State National, and Don Adam, Chairman of First American Bank,

Texas SSB ("First American"), Bryan Stephenson, President of the Company, requested that Stifel explore strategic alternatives for the Company and advise the Company's Board of Directors on matters relating to the enhancement of shareholder value. Representatives of the Company informed both State National and First American that the Company was considering its strategic alternatives at this time and that should a sale of the Company be one of the options, they would be contacted.

     On June 15, 1999, Stifel furnished the Company with an analysis of strategic alternatives for the Company and this analysis was reviewed and discussed by the Company's Executive Committee (consisting of directors Scott Taliaferro, Sr. (Chairman), Bryan Stephenson, C.G. Whitten and John Beckham) on June 16, 1999. In late June 1999, Mr. Taliaferro had an informal meeting with representatives of First American to discuss their interest in the Company. On July 1, 1999, representatives of Stifel met with the Executive Committee in person and reviewed and discussed the analysis. Among other things, Stifel's analysis discussed a range of potential values of $20.00 to $25.00 per share for the sale of the Company should the Company determine not to remain independent.

     In early July 1999, representatives of First American faxed to Scott Taliaferro, Sr. a proposed timetable relating to a possible business transaction between First American and the Company. The time line did not contain an offer and did not contain a price. The timetable was reviewed by the Executive Committee on July 7, 1999, and after discussion with counsel, Mr. Taliaferro, at the direction of the Executive Committee, informed Mr. Adam of First American that the Company was in the process of considering its strategic alternatives and that future discussions regarding a potential transaction should be directed to Mr. Stephenson.

     Also, on July 7, 1999, at the direction of the Executive Committee, Bryan Stephenson instructed Stifel to contact, on a confidential, no name basis, a number of financial institutions to determine the level of interest that might exist in the marketplace for a possible business combination with the Company.

     During the second and third weeks of July 1999, Stifel contacted approximately seven financial institutions and on July 22, 1999, informed the Executive Committee through Bryan Stephenson that five interested organizations, including State National, had indicated an interest in receiving more information and entering into discussions. Upon receipt of the information, the Executive Committee through Mr. Stephenson instructed Stifel to attempt to determine the level of interest and range of values that the potential acquirors would consider in an acquisition of the Company.

     At the July 22, 1999, regular meeting of the Board of Directors, Mr. Stephenson distributed Stifel's analysis of strategic alternatives to the entire Board of Directors for their review and consideration. Although the Board of Directors considered each of the strategic alternatives referenced, including sale or merger of the Company, a merger of equals and remaining independent, the Board of Directors took no formal action with respect to the strategic alternatives.

     At the end of July 1999, Stifel obtained confidentiality agreements with these various financial organizations that previously expressed an interest to Stifel and, subsequently, supplied certain financial and other information regarding the Company and First State. At the same time, Stifel requested indications of interest from the various organizations concerning the possible acquisition of the Company. In early August, Stifel also contacted First American to ascertain their interest in the Company. After this contact, Stifel obtained a confidentiality agreement and solicited an indication of interest from First American.

     During the second week of August 1999, Bank United Corp. ("Bank United") responded with a preliminary range of $19.00 to $22.00 per share in stock; First American responded with a preliminary indication of $20.00 per share in cash; and State National responded with a preliminary indication of $19.00 per share in cash or $20.00 per share in stock. The other potentially interested parties did not respond with a proposal and were not contacted again.

     During the last week in August, the Company and Stifel formalized their relationship and entered into an agreement for Stifel to act as the Company's financial advisor. The Board of Directors ratified the Executive Committee's approval of the Stifel agreement on September 15, 1999.

     Stifel continued discussions and negotiations with Bank United, First American and State National and solicited increased proposals. In the first two weeks of September 1999, Bank United responded with a preliminary range of $21.00 to $23.00 per share in stock; First American reiterated its $20.00 per share in cash indication; and State National increased its potential price to $20.25 per share in cash. After receipt and review of the three preliminary proposals, the Company scheduled separate due diligence reviews with these three organizations. The due diligence reviews commenced on September 21, 1999 and ended October 6, 1999, with all three parties conducting extensive due diligence.

     Upon conclusion of the due diligence reviews and further negotiations, Stifel solicited final offers from State National, First American and Bank United. In mid-October, Bank United dropped its indication of interest to $19.00 per share in stock, First American again reaffirmed its preliminary indication of $20.00 per share in cash and State National increased its per share preliminary indication to $22.00 in cash.

     On October 20, 1999, Mr. Stephenson informed the Executive Committee of these developments and the Committee instructed Mr. Stephenson to direct counsel to forward a draft of a proposed acquisition agreement to both First American and State National, with the goal being that it would be easier for the Company to compare two offers if the underlying agreements were similar.

     On November 5, 1999, Mr. Stephenson informed the Executive Committee that First American and State National had furnished their initial comments on the proposed draft acquisition agreement. While State National had relatively few comments, First American proposed significant changes, one of which effectively dropped their proposed price to approximately $19.25 per share. In discussions, First American indicated to representatives of the Company that it was not likely to change the scope or nature of its comments to the proposed agreement.

     At a special meeting of the Board of Directors on November 12, 1999, the Board of Directors was informed of and discussed the various alternatives to maximize shareholders' value, including the three potential merger opportunities with Bank United, First American and State National. The Board of Directors was advised of the background of merger discussions to date and thoroughly discussed the various acquisition proposals focusing in most areas on the State National opportunity. The Board of Directors' discussion included, among other things, discussions regarding the status of negotiations with State National and First American, timing of a potential transaction, tax treatment of each proposal, the Company's projected future performance and other available strategic alternatives, including remaining independent, background information on State National, State National's plans and prospects for financing the acquisition, post signing and preclosing covenants, termination and termination fee provisions, employee benefit matters, the effect of a potential transaction on the Company's trust preferred securities, director and officer indemnification and director and officer insurance coverage, various ancillary agreements, and other open issues. The Board of Directors discussed the prospects of continued interest by Bank United. The Board of Directors adjourned the meeting to have additional time to consider all of the information that they had received.

     At the regular Board of Directors meeting held on November 17, 1999, the Board of Directors continued its discussion of the acquisition opportunities, again focusing on the State National transaction. The Board of Directors discussed, among other things, State National's ability to service the obligations relating to the Company's trust preferred securities following consummation of a transaction, and the necessity to carefully review and consider State National's current and pro forma financial condition and results of operations and corporate structure after completion of the proposed transaction. The Board of Directors recommended that the Company continue to pursue the State National proposal and instructed management to negotiate the open contractual issues and to continue to review and consider State National's ability to service the Company's obligations to the holders of its trust preferred securities.

     On November 18, 1999, management directed counsel to furnish Bank United with the original draft of the acquisition agreement for its review. Representatives of Bank United indicated they would respond in a day or two. Subsequent to receiving the draft, Bank United determined not to submit comments.

     On November 23, 1999, the Board of Directors held a special meeting to discuss financing issues related to a transaction with State National. At the meeting, Bryan Stephenson, Randal Crosswhite and representatives of Stifel reviewed for the Board of Directors financial information and projections recently received from State

National and, along with the Board of Directors, discussed the reasonableness of such materials. After further discussion of the information presented to the Board of Directors, the Board of Directors adjourned. The purpose of the adjournment was to provide the directors a period of time to review the recently received State National financial information.

     Another special meeting of the Board of Directors was called and held on December 2, 1999. Bryan Stephenson updated the directors on conversations with Bank United and informed them that Bank United was no longer interested. The Board of Directors continued to discuss the merits of a transaction with State National as compared to remaining independent. The Board of Directors determined to provide State National 60 days to provide the Company with assurances that State National could raise the funds necessary to complete the transaction. Bryan Stephenson communicated this request to Tom C. Nichols of State National.

     On February 10, 2000, Tom Nichols delivered to Bryan Stephenson and Scott Taliaferro, Sr. commitment letters, subject to the satisfaction of certain conditions, for $36,500,000 in equity and $10,000,000 in debt financing. Mr. Nichols' informed Mr. Stephenson and Mr. Taliaferro at that time that State National would be able to proceed with the transaction only at a price of $20.00 per share in cash and provided Mr. Stephenson with a nonbinding written proposal to that effect.

     On February 16, 2000, the Executive Committee met to consider State National's revised purchase proposal and funding commitments. The Executive Committee determined to convene a special meeting of the Board of Directors and to issue a press release announcing the Company's receipt and the Board of Directors' consideration of the State National proposal. On February 16, 2000, the Company issued a press release stating that it had received a nonbinding proposal from State National to acquire the Company at price of $20.00 per share in cash.

     On February 29, 2000, the Board of Directors met to consider and discuss the revised purchase proposal and the advisability of accepting State National's guarantee and assumption of the Company's trust preferred securities. The per share price offered by State National was within the range of potential values initially suggested by Stifel.

     At a special meeting of the Board of Directors held on March 1, 2000, a final contract was presented to the Board of Directors, and representatives of Stifel discussed the Stifel Opinion regarding the proposed State National transaction. At this meeting, Stifel delivered its oral opinion to the effect that, as of that date, and subject to various assumptions, matters considered and limitations described in the opinion, that the $20.00 per share offer from State National was fair, from a financial point of view, to the holders of the Company's common stock. Counsel updated the Board of Directors on final changes to the merger agreement, including the agreement of State National to guarantee and assume the Company's outstanding trust preferred securities. After a lengthy discussion, the Board unanimously approved the merger agreement and the merger of a subsidiary of State National into the Company.

Reasons for the Merger and Recommendation of the Board of Directors

     The Company's Board of Directors believes that the terms of the merger agreement, which are the product of arm's length negotiations between representatives of State National and the Company, are fair and in the best interests of the Company and its shareholders. In the course of reaching its determination, the Company's Board of Directors consulted with its legal counsel, with respect to its legal duties, the terms of the merger agreement and related issues; with its financial advisor Stifel, with respect to the financial aspects and fairness of the transaction; and with senior management regarding, among other things, operational matters.

     The financial services industry has changed significantly in recent years. Changes include:

     .  consolidation of the banking industry through mergers;

     . deregulation of competition among banking, securities and insurance services providers; and

     . a trend towards banks and others offering a broad range of different financial services and products to customers.

     In the future, many expect the extensive use of technology to continue to transform the delivery of banking services. For these reasons, the Board of Directors of the Company developed concerns about the Company's small size and limited resources and its ability to meet the challenges facing it. The Board of Directors was also concerned about the Company's ability to meet its shareholders' expectations. Increasing shareholder value in future years would require significant increases in profitability and growth, which would be difficult for the Company to achieve given its small size, current market conditions and increasing consumer demand for sophisticated financial services.

     We believe that the merger at this time is in the best interests of the shareholders. Our financial advisor has advised us that State National's offer of $20.00 per share for the Company's outstanding common stock will result in the return of value that is within the range that can be achieved for the Company's shareholders.

     In reaching its determination to approve the merger agreement, the Company's Board of Directors considered all factors it deemed material. The Company's Board of Directors analyzed information with respect to the financial condition, results of operations, cash flow, businesses and prospects of the Company. In this regard, the Board of Directors considered the performance trends of the Company over the past several years. The Board of Directors compared the Company's current and anticipated future operating results to publicly available financial and other information for other similarly sized banking institutions in West Texas. The Board of Directors used this information in analyzing the options of selling the Company, remaining independent on a stand-alone basis or pursuing acquisitions, and the business strategies that could reasonably be implemented by the Company. The Board of Directors concluded that although the Company has been successful in reducing its operating costs, competition from larger financial institutions would make it difficult for the Company over time to earn an adequate return as an independent entity, which, in the future, may decrease the value of the common stock.

     The Board of Directors concluded that the merger represents an opportunity for the Company's shareholders to realize a premium over recent market prices for their common stock. The shareholders of the Company will receive approximately a 54% premium over the $13.00 closing price of the common stock on February 16, 2000, the last day of trading prior to the announcement that the Company had received a merger proposal from State National.

     The Board of Directors considered the Stifel Opinion that, as of March 1, 2000, the purchase price to be received by holders of the Company's common stock pursuant to the merger agreement was fair to the Company's shareholders from a financial point of view. See "The Proposed Merger--Opinion of the Company's Financial Advisor." The Company's Board of Directors reviewed the assumptions and results of the various valuation methodologies employed by Stifel in arriving at its opinion and found those assumptions and results to be reasonable and complete.

     The Board of Directors considered the current operating environment, including but not limited to, the continued consolidation and increasing competition in the banking and financial services industries, the prospects for further changes in these industries, and the importance of being able to capitalize on developing opportunities in these industries. This information had been periodically reviewed by the Company's Board of Directors at its regular meetings and was also discussed between the Company's Board of Directors and the Company's advisors. The Board of Directors also considered the current and prospective economic and competitive conditions facing the Company in particular in its market areas.

     The Board of Directors also considered provisions made for benefits to and obligations of employees, management and members of the Board of Directors. The Board of Directors concluded that those terms are fair and reasonable.

     The Board of Directors considered the likelihood of the merger being approved by the appropriate regulatory authorities, including factors such as market share analyses, and the estimated pro forma financial impact of the merger on the Company. See "The Proposed Merger--Regulatory Approvals."

     The Board of Directors considered the specific terms of the merger agreement, including the taxable nature of the purchase price. The Board of Directors also considered the ability of State National to pay the aggregate purchase price, and accordingly reviewed State National's financial condition, results of operation, liquidity and capital position. The Board of Directors also reviewed certain commitment letters from equity and debt financing sources of State National. These commitment letters are conditioned upon there being no changes to the merger agreement, no material adverse change in the financial condition, results of operation or prospects of either the Company or State National between June 30, 1999 and the closing of the merger, and the satisfaction of all conditions precedent to the merger agreement.

     In addition, the Board of Directors considered the fact that the merger agreement prohibits the Company and the Board of Directors from initiating, soliciting, or encouraging discussions with third parties regarding alternative business combinations.

     The Board of Directors also considered State National's assumption of the Company's obligations on all outstanding trust preferred securities and State National's agreement to maintain the listing of the trust preferred securities on the AMEX until September 22, 2003.

     The above discussion of the factors considered by the Board of Directors is not intended to be exhaustive. In determining whether to approve and recommend the merger agreement, the Board of Directors did not assign any relative or specific weights to any of the foregoing factors, and individual directors may have weighed factors differently. After deliberating with respect to the merger and the merger agreement, considering, among other things, the reasons discussed above and the Stifel Opinion referred to above, the Company's Board of Directors unanimously approved and adopted the merger agreement and the merger as being in the best interests of the Company and its shareholders.

     For the reasons set forth above, the Company's Board of Directors has unanimously approved the merger agreement and the merger as advisable and in the best interests of the Company and its shareholders and recommends that the shareholders of the Company vote "FOR" the approval and adoption of the merger agreement and the merger.

Opinion of the Company's Financial Advisor

     The Company retained Stifel, Nicolaus & Company, Incorporated as its financial advisor in connection with its consideration of strategic alternatives, including the merger, because Stifel is a nationally recognized investment banking firm with substantial expertise in transactions similar to the merger and is familiar with the Company and its business. Stifel is an investment banking and securities firm with membership on all principal U.S. securities exchanges. As part of its investment banking activities, Stifel is regularly engaged in the independent valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. In September 1998, Stifel acted as the Company's underwriter in the public offering of $2,300,000 of the Company's common stock and $13,000,000 of the Company's trust preferred securities. In connection with this underwriting, the Company allowed Stifel an underwriting discount and commission of $681,000 and agreed to indemnify Stifel for certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     At a meeting of the Company's Board of Directors on March 1, 2000, Stifel rendered to the Company's Board of Directors an oral opinion that, as of such date, and subject to various assumptions, matters considered and limitations described in the opinion, the $20.00 to be paid for each share of the Company's common stock pursuant to the merger agreement, referred to below as the cash consideration, was fair to the holders of the Company's common stock from a financial point of view.

     Stifel has confirmed its March 1, 2000, oral opinion by delivery of its written opinion to the Company's Board of Directors, dated the date of this proxy statement, that, based upon and subject to various assumptions, matters considered and limitations described therein, the cash consideration to be received by the shareholders of the Company pursuant to the merger agreement is fair to such shareholders from a financial point of view.

     The full text of the Stifel Opinion as of the date hereof, which sets forth the assumptions made, matters considered and limitations of the review undertaken, is attached as Appendix B to this proxy statement and is
                           ----------
incorporated herein by reference, and should be read in its entirety in connection with this proxy statement. The summary of the opinion of Stifel set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.

     No limitations were imposed by the Company on the scope of Stifel's investigation or the procedures to be followed by Stifel in rendering its opinion. Stifel was not requested to and did not make any recommendation to the Company's Board of Directors as to the form or amount of the consideration to be paid to the Company, which was determined through arm's length negotiations between the parties. In arriving at its opinion, Stifel did not ascribe a specific range of values to the Company. Its opinion is based on the financial and a comparative analyses described below. The Stifel Opinion is for the use and benefit of the Company's Board of Directors in connection with its consideration of the merger. The Stifel Opinion is not intended to be and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the merger. Stifel was not requested to opine as to, and its opinion does not address, the Company's underlying business decision to proceed with or effect the merger.

     In connection with its March 1, 2000, oral opinion and its written opinion dated the date of this proxy statement, Stifel, among other things:

     .  reviewed the merger agreement;

     . reviewed the financial statements of the Company included in its Annual Reports on Form 10-K for each of the five years ended December 31, 1998, and its Quarterly Reports on Form 10-Q for the three quarters ended September 30, 1999, and internal financial statements for the twelve months ended December 31, 1999;

     . reviewed the financial statements of State National for the two years ended December 31, 1998, and the period from inception (March 8, 1996) to December 31, 1996, and internal financial statements for the twelve months ended December 31, 1999;

     . reviewed various internal financial analyses and forecasts for the Company and State National prepared by their respective managements; and certain pro forma financial forecasts for the Company and State National on a combined basis, giving effect to the merger, prepared by the respective managements of the Company and State National utilizing the Company's and State National's internal financial forecasts;

     . conducted conversations with the Company's and State National's senior management regarding their respective business plans and financial forecasts;

     . compared financial and securities data of the Company and State National with various other companies whose securities are traded in public markets, reviewed the historical stock prices and trading volumes of the common stock of the Company;

     .  reviewed the financial terms of several other business combinations; and

     . conducted such other financial studies, analyses and investigations as it deemed appropriate for purposes of its opinion.

     Stifel also took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuations and its knowledge of the financial services industry generally.

     In rendering its opinion, Stifel relied upon and assumed, without independent verification, the accuracy and completeness of all of the financial and other information that was provided to it or that was otherwise reviewed by it. Stifel did not assume any responsibility for independently verifying any of such information. With respect to the financial forecasts supplied to it, Stifel assumed that they were reasonably prepared on the basis reflecting the best currently available estimates and judgments of the management of the Company and State National as to the future operating and financial performance of the Company and State National, that they would be realized in the amounts and time periods estimated and that they provided a reasonable basis upon which Stifel could form its opinion. Stifel also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either the Company or State National since the date of the last financial statements made available to it. Stifel also assumed, without independent verification and with the Company's consent, that the aggregate allowances for loan losses set forth in the financial statements of the Company and State National are in the aggregate adequate to cover all such losses. Stifel did not make or obtain any independent evaluation, appraisal or physical inspection of the Company's or State National's assets or liabilities, the collateral securing any of such assets or liabilities, or the collectibility of any such assets nor did it review loan or credit files of the Company or State National. Stifel relied on advice of the Company's counsel and accountants as to all legal and accounting matters with respect to the Company, the merger agreement and the transactions and other matters contained or contemplated therein. Stifel assumed, with the Company's consent, that there are no factors that would delay or subject to any adverse conditions any necessary regulatory or governmental approval and that all conditions to the merger will be satisfied and not waived.

     As a matter of policy, the Company and State National do not publicly disclose internal management forecasts, projections or estimates of the type furnished to Stifel in connection with its analysis of the financial terms of the merger, and such forecasts and estimates were not prepared with a view towards public disclosure. These forecasts and estimates were based on numerous variables and assumptions which are inherently uncertain and which may not be within the control of the management of either the Company or State National, including, without limitation, factors related to the integration of the Company and State National and general economic, regulatory and competitive conditions. Accordingly, actual results could vary materially from those set forth in such forecasts and estimates.

     In connection with rendering its March 1, 2000, oral opinion, Stifel performed a variety of financial analyses that are summarized below. Such summary does not purport to be a complete description of such analyses. Stifel believes that its analyses and the summary set forth herein must be considered as a whole and that selecting portions of such analyses and the factors considered therein, without considering all factors and analyses, could create an incomplete view of the analyses and processes underlying its opinion. The preparation of a fairness opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. In its analyses, Stifel made numerous assumptions with respect to industry performance, business and economic conditions, and other matters, many of which are beyond the control of the Company or State National. Any estimates contained in Stifel's analyses are not necessarily indicative of actual future values or results, which may be significantly more or less favorable than suggested by such estimates. Estimates of values of companies do not purport to be appraisals or necessarily reflect the actual prices at which companies or their securities actually may be sold. No company or transaction utilized in Stifel's analyses was identical to the Company or State National or the merger, respectively. Accordingly, such analyses are not based solely on arithmetic calculations; rather, they involve complex considerations and judgments concerning differences in financial and operating characteristics of the relevant companies, the timing of the relevant transactions, and prospective buyer interest, as well as other factors that could affect the public trading values of the company or companies to which they are being compared. None of the analyses performed by Stifel was assigned a greater significance by Stifel than any other. The analyses described below do not purport to be indicative of actual future results, or to reflect the prices at which the Company's common stock or State National's common stock may trade in the public markets.

     The following is a summary of the financial analyses performed by Stifel in connection with providing its oral opinion on March 1, 2000.

     Analysis of Bank Merger Transactions. Stifel analyzed various information relating to recent transactions in the banking industry, consisting of:

     . 213 acquisitions announced between February 19, 1999, and February 18, 2000, involving sellers in all regions of the United States with announced transaction values and excluding merger of equals transactions, referred to below as Group A;

     . a second group of 85 all cash acquisitions announced between February 19, 1999, and February 18, 2000, involving sellers in all regions of the United States with announced transaction values, referred to below as Group B; and.

     . a third group of 24 all cash acquisitions announced between February 19, 1999, and February 18, 2000, involving sellers in the Southwest Region of the United States with announced transaction values, referred to below as Group C.

These transactions are collectively referred to below as the selected transactions.

     Stifel calculated the following ratios with respect to the merger and the selected transactions:

                                                                     Group A Selected Transactions
                                                              ---------------------------------------------
                                                Company/
                  Ratios                     State National     25th Percentile  Median     75th Percentile
-----------------------------------------    --------------   -----------------  ------   -----------------
Deal Price Per Share/Book Value                  179.3%            170.5%        229.4%            290.0%
Deal Price Per Share/Tangible Book Value         299.2%            172.7%        244.2%            305.9%
Adjusted Deal Price/6.50% Equity                 186.4%            208.1%        274.6%            368.7%
Deal Price Per Share/Last 12 Months              18.6x             17.2x         21.1x             26.3x
 Earnings Per Share
Deal Price/Assets                                 16.3%             16.4%         20.5%             26.7%
Premium over Tangible Book Value/
 Deposits                                          9.5%              8.6%         14.2%             20.9%
Deal Price/Deposits                               18.4%             19.2%         24.5%             31.7%

                                                                     Group B Selected Transactions
                                                              ---------------------------------------------
                                               Company/
                  Ratios                     State National     25th Percentile  Median     75th Percentile
-----------------------------------------    --------------   -----------------  ------   -----------------
Deal Price Per Share/Book Value                   179.3%            144.1%       174.8%            232.7%
Deal Price Per Share/Tangible Book Value          299.2%            145.3%       184.3%            241.4%
Adjusted Deal Price/6.50% Equity                  186.4%            163.0%       219.5%            275.6%
Deal Price Per Share/Last 12 Months               18.6x             15.3x        19.6x             27.1x
 Earnings Per Share
Deal Price/Assets                                  16.3%             14.1%        18.0%             21.3%
Premium over Tangible Book Value/
 Deposits                                           9.5%              5.0%         9.3%             13.2%
Deal Price/Deposits                                18.4%             15.6%        21.6%             24.7%


                                                                     Group C Selected Transactions
                                                              ---------------------------------------------
                                                Company/
                  Ratios                     State National     25th Percentile  Median     75th Percentile
-----------------------------------------    --------------   -----------------  ------   -----------------
Deal Price Per Share/Book Value                   179.3%            159.9%       171.1%            236.8%
Deal Price Per Share/Tangible Book Value          299.2%            159.9%       189.0%            242.1%
Adjusted Deal Price/6.50% Equity                  186.4%            202.7%       225.2%            280.9%
Deal Price Per Share/Last 12 Months               18.6x             14.3x        17.9x             23.6x
 Earnings Per Share
Deal Price/Assets                                  16.3%             15.2%        17.8%             23.6%
Premium over Tangible Book Value/
 Deposits                                           9.5%              8.2%         9.5%             14.3%
Deal Price/Deposits                                18.4%             17.1%        21.1%             26.0%

     This analysis resulted in a range of imputed values for the Company's common stock of between $16.32 and $29.03 based on the median multiples for Group A, between $12.32 and $24.45 based on the median multiples for Group B, and between $12.63 and $23.98 based on the median multiples for Group C.

     Present Value Analysis. Applying discounted cash flow analysis to the theoretical future earnings and dividends of the Company, Stifel compared the $20.00 consideration to be received in exchange for one share of the Company's common stock under the terms of the merger agreement as of March 1, 2000, to the calculated future value of one share of the Company's common stock on a stand-alone basis. The analysis was based upon management's projected earnings growth, a range of assumed price/earnings ratios, and a 15.0%, 17.5% and 20.0% discount rate. Stifel selected the range of terminal price/earnings ratios on the basis of past and current trading multiples for other publicly traded comparable commercial banks. The stand-alone present value of the Company's common stock calculated on this basis ranged from $14.97 to $20.71 per share.

     Discounted Cash Flow Analysis. Using a discounted cash flow analysis, Stifel estimated the net present value of the future streams of after-tax cash flow that the Company could produce to benefit a potential acquiror, referred to below as dividendable net income. In this analysis, Stifel assumed that the Company would perform in accordance with management's estimates and calculated assumed after-tax distributions to a potential acquiror such that its tangible common equity ratio would be maintained at 6.5% of assets. Stifel calculated the sum of (1) the estimated terminal values per share of the Company's common stock based on assumed multiples to the Company's projected 2004 earnings ranging from 16.1x to 21.1x, plus (2) the assumed 1999 to 2003 dividendable net income streams per share, in each case discounted to present values at assumed discount rates ranging from 12.0% to 16.0%. This discounted cash flow analysis indicated an implied equity value reference range of $13.78 to $28.43 per share of the Company's common stock. This analysis did not purport to be indicative of actual future results and did not purport to reflect the prices at which shares of the Company's common stock may trade in the public markets. A discounted cash flow analysis was included because it is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, including estimated revenue enhancements, earnings growth rates, dividend payout rates, terminal values and discount rates.

     Analysis of Premium to Market Price for Merger Transactions. Stifel analyzed the premiums paid to the then current market price one day, one week and one month prior to the date of announcement of a transaction for 545 transactions in the bank and thrift industries announced in the U.S. between February 19, 1995, and February 18, 2000. Stifel calculated the following ratios with respect to the merger and such transactions:

                                                                        Transactions Announced
                                                                      Between 2/19/95 and 2/18/00
                                                              -----------------------------------------
                                                Company/
            Market Premium Data              State National   25th Percentile   Median   75th Percentile
----------------------------------------     --------------   ---------------   ------   ---------------
Premium to stock price one day prior to             53.8%             10.8%     21.5%           34.5%
   announcement

Premium to stock price one week prior to            53.1%             14.1%     25.3%           40.5%
   announcement

Premium to stock price one month prior to           45.5%             18.0%     30.6%           46.0%
   announcement

     This analysis resulted in a range of imputed values for the Company's common stock of between $15.79 and $17.95 based on the median premiums for such transactions.

     Comparison of Selected Companies. Stifel reviewed and compared various multiples and ratios for the merger with a peer group of eight selected community banks headquartered in Texas and one headquartered in Oklahoma which Stifel deemed to be relevant. The group of selected banks consisted of Bay Bancshares, Inc., CNBT Bancshares, Inc., Guaranty Bancshares, Inc., MetroCorp Bancshares, Inc., Prosperity Bancshares, Inc., Southwest Bancorp, Inc., Sterling Bancshares, Inc., Summit Bancshares, Inc., and Texas Regional Bancshares, Inc. In order to calculate a range of imputed values for a share of the Company's common stock, Stifel applied a 30.6% control premium to the trading prices of the selected group of comparable companies and compared the resulting theoretical offer price to each of book value, tangible book value, adjusted 6.5% equity, latest 12 month earnings, estimated 2000 earnings as provided by Institutional Brokers Estimate System, assets, tangible book value to deposits and deposits. Stifel then applied the resulting range of multiples and ratios for the peer group specified above to the appropriate financial results of the Company. This analysis resulted in a range of imputed values for the Company's common stock of between $14.04 and $23.60 based on the median multiples and ratios for the peer group. The 30.6% control premium selected by Stifel was based on a 5 year analysis of market premiums paid in bank and thrift merger transactions.

     Additionally, Stifel calculated the following ratios with respect to the nine selected comparable companies after application of the 30.6% control premium:

                                                               Nine Selected Comparable Companies
                                                               -----------------------------------
                                                Company/
                  Ratios                     State National     Minimum       Median      Maximum
---------------------------------------      --------------    ----------     -------     --------
Deal Price Per Share/Book Value                  179.3%           121.6%       209.8%       277.1%
Deal Price Per Share/Tangible Book Value         299.2%           121.6%       210.1%       402.0%
Adjusted Deal Price/6.5% Equity                  186.4%           126.5%       221.5%       335.1%
Deal Price Per Share/Last 12 Months              18.6x             9.0x        14.9x        15.5x
 Earnings Per Share
Deal Price Per Share/Estimated 2000              16.1x             7.5x        12.7x        13.7x
 Earnings Per Share
Deal Price to Assets                              16.3%             9.7%        15.1%        23.9%
Premium over Tangible Book Value/
 Deposits                                          9.5%             2.1%         9.4%        18.0%
Deal Price to Deposits                            18.4%            11.7%        17.9%        28.1%

     In connection with its written opinion dated as of the date of this proxy statement, Stifel performed procedures to update, as necessary, some of its analyses and review the assumptions on which such analyses were based and the factors considered in connection therewith. Stifel did not utilize any methods of analysis in addition to those described above in updating its March 1, 2000 oral opinion.

     Pursuant to the terms of Stifel's engagement, the Company paid Stifel a nonrefundable cash fee of $100,000 upon the signing of the definitive agreement and, subject to and conditioned upon consummation of the merger, will pay Stifel an additional cash fee of $484,730 for Stifel's role as the Company's financial advisor. This fee is based upon the total cash consideration in the merger and the $13,000,000 of trust preferred securities assumed by State National. The Company has also agreed to reimburse Stifel for various out-of-pocket expenses and has agreed to indemnify Stifel, its affiliates and their respective partners, directors, officers, agents, consultants, employees and controlling persons against certain liabilities, including liabilities under the federal securities laws.

     In the ordinary course of its business, Stifel actively trades equity securities of the Company in its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

Effective Time of the Merger

     The merger agreement provides that the merger will be effective after all regulatory, corporate and other approvals have been obtained and required waiting periods have passed. Although the parties have not adopted any formal timetable, it is presently anticipated that the merger will be consummated on or prior to August 1, 2000, assuming all conditions set forth in the merger agreement are satisfied or waived; however, it is possible that the effective time may extend beyond such date. The date on which the merger is effective as specified in the merger agreement is referred to as the "effective time."

Conversion of Shares of the Company's Common Stock

     At the effective time, by virtue of the merger and without any action on the part of the holders of record of the Company's common stock, the number of shares of the outstanding common stock of New FSB will automatically be converted exclusively into a like number of shares of the common stock of the Company as the surviving corporation, with the effect that the number of shares of the common stock of the Company outstanding immediately after the effective time shall be equal to the aggregate number of shares of the Company's common stock outstanding immediately before the effective time. The authorized number of shares of common stock of the

Company after the effective time will be the same as the authorized number of shares of the Company's common stock immediately prior to the effective time.

     Record holders of the Company's common stock have the right to receive in exchange for their shares of common stock, a payment in an aggregate amount determined in accordance with the terms and conditions described below and the record holders of the Company's common stock will cease to have any rights with respect to the common stock other than any dissenters' rights they have perfected pursuant to Part Five of the Texas Business Corporation Act. See "The Proposed Merger--Dissenters' Rights."


Representations and Warranties

     Representations and Warranties of the Company. The merger agreement contains representations and warranties of the Company, the material ones of which relate to:

     . the Company's proper organization, qualification, good standing, authority and other corporate organizational matters;

     . the Company's capital structure and the number of its authorized and outstanding shares of its common stock and designated preferred stock;

     . First State's capital structure and the number of its authorized and outstanding shares of its common stock;

     . the Company's compliance with applicable laws and its possession of all permits, licenses and approvals of public and governmental authorities that are material to the operation of its business and the merger;

     . the consistency of the merger agreement with the Company's charter documents and its agreements;

     . the absence of any judgment or pending or threatened lawsuit or proceeding which, if determined adversely, would have a significant negative effect on the Company;

     . the valid title of the Company to all assets that are material to its business, free and clear of liens or conflicting ownership rights and condition of these assets;

     .    the Company's compliance with applicable environmental laws;

     . maintenance of proper accounting controls and accurate books and records by the Company;

     . the absence of undisclosed liabilities, guarantees and certain business practices;

     .    execution, delivery and performance of the merger agreement;

     . the Company's and First State's compliance with their fiduciary duties;

     . compliance of the Company's financial statements with generally accepted accounting principles;

     . the absence of any proprietary rights infringements by the Company or First State;

     .    the absence of any tax assessments against the Company or First State;

     .    the absence of agreements with any regulatory authority;

     . the absence of any transactions by the Company with its and First State's present or former directors or officers;

     . validity and enforceability of the material contracts, employee benefit plans and insurance policies;

     .    evidences of indebtedness;

     . the absence of any significant negative change or event relating to the business, properties and condition of the Company and First State and their respective capital stock; and

     . the absence of any untrue statements of a significant fact or any omission of a significant fact relating to the representations and warranties of the Company in the merger agreement.

     Representations and Warranties of State National. The merger agreement contains representations and warranties of State National, the material ones of which relate to:

     . its proper organization, qualification, good standing and other corporate organizational matters;

     .    the execution, delivery and performance of the merger agreement;

     . consistency of the merger agreement with State National's charter documents and agreements and any laws applicable to State National;

     . required consents and approvals in connection with the execution, delivery and performance of the merger agreement and absence of any delay, to State National's knowledge, in obtaining such consents and approvals;

     .    the absence of agreements with any regulatory authority;

     . the absence of any pending or threatened lawsuit or proceeding which, if determined adversely, would prevent or materially impair State National's completion of the merger; and

     . the absence of any untrue statements of a material fact or any omission of a material fact relating to the representations and warranties made by State National in the merger agreement.

Purchase Price

     The merger agreement provides that the aggregate purchase price to be paid by State National for the Company's common stock issued and outstanding immediately prior to the effective time will be an amount equal to $45,473,000 plus if the effective time of the merger transaction does not occur by August 8, 2000, the sum of $12,455 per day for each day commencing August 8, 2000, until the effective time. Accordingly, assuming the Company's outstanding shares remain constant at 2,273,647 shares, State National will be required to pay an additional amount of approximately $0.005 per share per day for each day commencing August 8, 2000, until the effective time.

Surrender of the Company's Common Stock

     Prior to the effective time, State National, acting as the paying agent, will establish an account containing an amount of cash sufficient to make full payment of the purchase price to the holders of all outstanding certificates representing the Company's common stock. No later than 30 days prior to the effective time, State National will furnish to the Company, and the Company will mail to each record holder of shares of the Company's common stock a form of transmittal letter and instructions concerning the surrender of stock certificates in exchange for cash specifying that delivery is effected and risk of loss is passed.

     On and after the effective time, upon the delivery to State National of certificates evidencing shares of the Company's common stock for cancellation, together with a properly completed transmittal letter and any other documentation, State National will mail to the Company's shareholder a check in payment of the purchase price for the shares of common stock represented by such surrendered certificates. Such payments will be made, in the case of shareholders who deliver to State National stock certificates, transmittal letters and other documentation no later than ten days prior to the effective time, by mailing checks on the closing date of the merger, and in all other cases, by mailing checks promptly, but in no event more than ten days following the later of the effective time or the date on which such stock certificates, transmittal letters and other documentation are delivered to State National, and the surrendered certificates will be canceled. However, the record holders of more than 1,500 shares of the Company's common stock will receive payment by wire transfer for their shares at closing, less any applicable wire transfer fees, if such record holders deliver to State National wire transfer instructions or deposit information for such shareholder's account information at First State ten days prior to the effective time. No payment will be made for the certificates prior to the effective time, and no interest is payable with respect to the payment of the purchase price. After the effective time, there will be no further registration or transfers in the Company's stock transfer records, and any certificate presented to the Company shall be forwarded to State National, to be canceled and exchanged for cash.

Company Trust Preferred Securities

     In September 1998, the Issuer Trust, a special purpose financing trust formed by the Company, issued 13,000,000 of its 8.5% cumulative trust preferred securities (having an aggregate liquidation value of $13,000,000) in an underwritten public offering. At that time, the Company acquired 8.5% trust common securities from the Issuer Trust (having an aggregate liquidation value of $402,000). The preferred securities and the common securities represent undivided beneficial interests in the assets of the Issuer Trust, which consist solely of $13,402,000 aggregate principal amount of the Company's 8.5% subordinated debentures due 2028.

     The Issuer Trust does not and will not have any independent operations. It was created for the sole and limited purpose of issuing the preferred securities and the common securities and investing the proceeds of these securities in the subordinated debentures. In brief, the Company is obligated to make all payments of funds due under the Company subordinated debentures which, in turn, will be promptly remitted to the holders of the preferred securities and the common securities in the form of a quarterly dividend. To the extent that the Issuer Trust receives payment on the Company debentures, but does not, for whatever reason, pass the full amount on to the holders of the preferred securities and common securities, the Company will be fully bound to pay directly any amount not so passed on. The Issuer Trust and the preferred securities exist simply to finance the operations of the Company and its consolidated subsidiaries.

     The merger agreement requires that State National assume the Company's obligations on all trust preferred securities, including without limitation its obligations under the indenture and the preferred guaranty agreement and the obligation to make the quarterly dividend payments on the preferred securities. In addition, State National agrees to maintain or cause the Company to maintain the listing of the trust preferred securities on the AMEX until September 22, 2003.

Interests of Certain Persons in the Merger

     Beneficial Ownership. As of the record date, the executive officers and directors of the Company, together with their respective affiliates, beneficially owned 424,911 shares of the Company's common stock, or 18.69% of the outstanding shares. The directors and executive officers will receive the same consideration for their shares as the other shareholders of the Company. See "Security Ownership of Management."

     Employee Retention Agreements. In September 1999, the Company entered into employee retention agreements with selected executive officers to provide additional incentives to such officers to continue their employment with the Company in the event that the Company experienced a change of control, i.e., a merger, consolidation, or sale of the assets or stock of the Company. Each employee retention agreement provides that in certain cases the officer will receive a cash lump sum payment equal to one or two times the officer's annual compensation, including bonus compensation. This amount is payable after one year from the change in control unless such officer is terminated sooner for cause or resigns or severs his employment with the Company for any reason other than constructive termination. In the event the officer is terminated without cause or officer is constructively terminated because his compensation is diminished, job title is changed to a position of lesser importance, or responsibilities are materially reduced, the retention benefit must be paid by the Company within 30 days of such termination. In the event of the officer's death or disability, the pro rated portion of the retention benefit must be paid by the Company within 30 days of such death or disability.

     The following executive officers are entitled to payment of the specified retention benefit in the event of a change in control:


               Bryan W. Stephenson                     $352,000
               Randal N. Crosswhite                     210,000
               Michael D. Jarrett                       113,000
               Thomas C. Darden                         107,000
               James G. Fitzhugh                         92,000


     Insurance; Directors' and Officers' Indemnification. At the present time, the Company maintains a directors' and officers liability insurance policy. Prior to the effective date, the Company may obtain an extended reporting period (otherwise known as "tail coverage") under this policy for a period of up to four years from the effective time, provided that the average premium for such policy does not exceed 150% of the Company's current annual premium. In addition, State National has agreed that all rights to indemnification existing in favor of the directors and officers of the Company and First State as provided in their respective articles of incorporation or association, bylaws or indemnification agreements, or as provided by applicable law as of the date of the merger agreement and immediately prior to the effective time with respect to matters occurring prior to the effective time, will survive the merger and will continue in full force and effect in accordance with and subject to applicable law.

Employee Matters and Impact on Employee Benefit Plans

     Benefit Plans. After the effective time, neither State National nor the Company will make additional contributions to the Company's employee benefits plans. Each employee of the Company or First State will receive credit for all time employed with the Company or First State for purposes of the application of State National's severance and vacation policies. The Company and State National have agreed that each employee of the Company or First State who remains an employee of the Company, State National or their subsidiaries will be entitled to participate as a newly hired employee in the employee benefit plans and programs maintained for employees of State National, and State National will take all actions necessary to facilitate coverage of the continuing employees in such plans and programs from and after the effective time. To the extent State National maintains any employee benefit plans or programs that are of a similar type to those maintained by the Company or First State, then employees of the Company and First State who remain employees of the Company, State National or their subsidiaries will be given credit under such plans for service with the Company and First State. Past service credit shall be granted for vesting and eligibility purposes, but not for benefit accrual purposes under any employee pension benefit plan. Any pre-existing condition exclusion applicable to any welfare benefit plan maintained by State National will be waived as to any employee of the Company, State National or their subsidiaries.

     Stock Ownership Plan. The Stock Ownership Plan covers most of its officers and employees. The Stock Ownership Plan stipulates, among other things, that vesting in employer contributions begins after one year of service, each participant will become fully vested in employer contributions after seven years of service, and the determination of the level of vesting began with the original date of current employment of each participant with the Company or First State. Contributions made to the employee stock ownership portion of the Stock Ownership Plan by the Company were $141,000, $106,000 and $100,000 for the years ended December 31, 1999, 1998 and 1997, respectively. These contributions were used to make distributions to employees who left the Company's employment in the respective years and to purchase common stock of the Company in the open market. No contributions were made by the Company to match contributions made by plan participants in the 401(k) portion of the Stock Ownership Plan during the years ended December 31, 1999, 1998 and 1997; however, in December 1999 the Company's Board of Directors voted to match 25% of amounts deferred and contributed to the 401(k) portion of the Stock Ownership Plan up to a maximum of the first 4% of each employees' salary which is deferred and contributed to the 401(k) portion of the Stock Ownership Plan beginning January 1, 2000. The amount of all such matching contributions is at the discretion of the Company's Board of Directors. Contributions are invested in various equity, debt and money market investments, including common stock of the Company. The Stock Ownership Plan had a note payable to the Company with an outstanding principal balance of $133,000 at April 30, 2000, which note payable was incurred to purchase shares of the Company's common stock in January 1997. Prior to the effective time, the Company will make a cash contribution to the Stock Ownership Plan in an amount sufficient to allow the Stock Ownership Plan to repay its indebtedness owed to the Company. Following the payment of such debt and immediately prior to the effective time, the Stock Ownership Plan will be terminated in accordance with the terms of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable law. As of the closing date, the Company will cause each employee covered by the Stock Ownership Plan prior to the closing to have a fully vested and nonforfeitable interest in such employee's account balance. At April 30, 2000, 159,313 shares of common stock of the Company were held by the Stock Ownership Plan.

     Stock Option Plan. In February 1999, the Company adopted the 1999 Stock Option Plan, pursuant to which stock options covering an aggregate of 60,000 shares of the Company's common stock may be granted. For the quarter ended March 31, 2000, there were 60,000 available for grant under the 1999 Stock Option Plan, of which none had been granted. This 1999 Stock Option Plan will be terminated upon consummation of the merger.

Covenants of the Company and State National; Conduct of Business Prior to the Merger

     The merger agreement contains covenants of State National and the Company concerning, among other things:

     .  cooperation to obtain government approvals to consummate the merger;

     .  provision of information about themselves and their subsidiaries;

     .  use of best efforts to consummate the merger;

     . prompt notification of any event that would cause or constitute a breach of any representation, warranty and covenant; and

     . prompt notification of any pending or threatened legal action, obligation, claim or controversy pending or threatened against that party.

In addition, State National agrees to, among other things:

     . promptly notify the Company of any adverse change that may prevent or delay the merger; and

     . enter into all documentation necessary for the Company to continue its obligations under the indenture and the preferred guaranty agreement governing the Company's outstanding trust preferred securities and to maintain the listing of the trust preferred securities on the AMEX until September 22, 2003.

     The merger agreement provides that the Company will (and will cause First State to), among other things:

     . conduct their banking and related business in the ordinary course and consistent with prudent banking practices;

     . use all reasonable efforts to preserve their business organizations intact;

     .  perform all of their obligations under agreements and contracts;

     . timely file reports, including tax returns, required to be filed with governmental authorities;

     .  promptly pay taxes and withhold taxes;

     . maintain all tangible assets in good repair and maintain insurance policies in effect; and

     .  follow the Company's existing policies and methods of operation.

     The merger agreement further provides that prior to the effective time neither the Company nor First State will, without the prior written consent of State National:

     . cause or fail to use its best efforts to prevent the loss of insurance coverage, unless replaced with coverage that is substantially similar in amount to that now in effect and issued by a comparable insurer;

     . change its articles of incorporation, articles of association, bylaws or authorized capital stock;

     . except as explicitly permitted in the merger agreement or in accordance with applicable law, engage in any transaction with any affiliated person or allow such persons to acquire any assets from the Company, except in the form of wages, salaries, bonuses and reimbursement of expenses and by loans secured by collateral having a fair market value at least equal to the principal balance due on such loan to its officers, directors and employees;

     . incur any obligation or liability, absolute, accrued, contingent or otherwise, except in the ordinary course of business;

     . discharge or satisfy any lien, charge or encumbrance or pay any obligation or liability, whether absolute or contingent, due or to become due, except in the ordinary course of business;

     . declare or make any payment of dividends or other distribution to its shareholders or purchase, retire or redeem, or obligate itself to purchase, retire or redeem, any of its shares of capital stock or other securities, except as consistent with past practices;

     . issue, reserve for issuance, grant, sell or authorize the issuance of any shares of its capital stock or other securities or subscriptions, options, warrants, calls, rights or commitments of any kind relating to the issuance thereto;

     . acquire any capital stock or other equity securities or acquire any equity or ownership interest in any bank, corporation, partnership or other entity (except (i) through settlement of indebtedness, foreclosure, or the exercise of creditors' remedies or (ii) in a fiduciary capacity, the ownership of which does not expose it to any liability from the business, operations or liabilities of such person);

     . mortgage, pledge or subject to lien, charge, security interest or any other encumbrance or restriction any of its property, business or assets, tangible or intangible except in the ordinary course of business;

     . sell, transfer, lease to others or otherwise dispose of any of its assets or cancel or compromise any debt or claim, or waive or release any right or claim of material value, except in the ordinary course of business;

     . terminate, cancel or surrender any contract, lease or other agreement or suffer any damage, destruction or loss which, in the aggregate, is reasonably expected to result in a material adverse change in financial condition, assets properties, liabilities, reserves, business or results of a operation of the Company;

     . except as set forth in the merger agreement, make any change in the rate of compensation, commission, bonus or other direct or indirect remuneration payable, or pay or agree or orally promise to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance or vacation pay, to or for the benefit of any of its shareholders, directors, executive officers, or enter into any employment or consulting contract or other agreement with any director or executive officer or adopt, amend in any material respect or terminate any pension, employee welfare, retirement, stock purchase, stock option, stock appreciation rights, termination, severance, income protection, golden parachute, savings or profit-sharing plan (including trust agreements and insurance contracts embodying such plans), any deferred compensation, or collective bargaining agreement, any group insurance contract or any other incentive, welfare or employee benefit plan or agreement maintained by it for the benefit of its directors, employees or former employees, except for normal periodic increases in the compensation payable to executive officers, officers or salaried employees, consistent with past practices and made in the ordinary course of business;

     . except for improvements relating to properties, make any capital expenditures or capital additions in excess of an aggregate of $100,000;

     . hire or employ any person with an annual salary equal to or greater than $50,000;

     . enter into or give any promise, assurance or guarantee of the payment, discharge or fulfillment of any undertaking or promise made by any other person, firm or corporation other than in the ordinary course of business;

     . sell or knowingly dispose of the ownership, possession, custody or control, of any corporate books or records of any nature that, in accordance with sound business practice, normally are retained for a period of time after their use, creation or receipt, except at the end of the normal retention period;

     . make any change in any accounting methods, principles or material practices;

     . make, renew, extend the maturity of, acquire a participation in, reacquire an interest in a participation sold or alter any of the material terms of any loan to any single borrower and his or her related interests in excess of the principal amount of $100,000 on an unsecured basis or $750,000 on a secured basis, provided, however, that the consent of State National shall be deemed to have been given as follows (unless earlier given or denied in writing) (i) with respect to any loan presented at a regularly scheduled special meeting of First State's Executive Loan Committee, at the later of 3:00 p.m. on the business day of such special meeting or the adjournment of such special meeting, provided that all information provided to the members of First State's Executive Loan Committee with respect to such loan is delivered to State National at the same time it is delivered to such committee members, and
        (ii) with respect to all other loans, at the close of business on the next business day after State National's consent is requested and all information relating to the making, renewal or alteration of such loan is furnished to State National; or

     . sell or purchase any investment securities with a maturity in excess of three years and in an amount in excess of $1,000,000.

Further, the Company has agreed that it will:

     . pay all bonuses consistent with past practices, including prorated bonuses for calendar year 2000 based on the calendar month-end immediately preceding the closing date;

     . make a cash contribution to the Stock Ownership Plan in an amount sufficient to allow Stock Ownership Plan to repay its indebtedness owed to the Company;

     . execute a supplemental indenture to the indenture governing the trust preferred securities;

     . invite two designees of State National to attend all regular and special meetings of the Board of Directors of the Company;

     . notify State National of any material adverse change in financial condition, assets, properties, liabilities, reserves, business or results of operation of the Company;

     . not negotiate or discuss with any third party a merger proposal, tender offer, takeover offer or similar business combination proposal; and

     . provide State National with the Company's Annual Reports on Forms 10-K and Quarterly Reports on Forms 10-Q for each year-end or quarter.

Conditions to Consummation of the Merger

     The closing of the merger will occur only if, among other things:

     . all required approvals from all necessary governmental agencies and authorities, including, but not limited to, the Federal Reserve, are in effect or have been obtained;

     . the merger agreement is approved by two-thirds of the outstanding shares of the common stock of the Company;

     . the representations, warranties and agreements of the parties are true and correct in all material respects at the effective time;

     .  no litigation regarding the transaction is pending or threatened; and

     . the terms of the merger agreement have been performed and complied with in all material respects at or prior to the effective time.

     In addition, the following conditions must be satisfied or waived prior to the merger:

     . receipt by the Company of a fairness opinion from a reputable investment banking firm;

     . no changes in accounting or tax treatment, entries or adjustments, in connection with this merger have occurred; and

     . no material adverse change shall have occurred since December 31, 1999, in the business, financial condition or results of operations of the Company or First State.

Regulatory Approvals

     The merger is subject to certain regulatory approvals, as set forth below.To the extent that the following information describes statutes and regulations, it is qualified in its entirety by reference to the particular statutes and regulations promulgated under such statutes.

     To effect the merger, State National will form a business corporation with the name "New FSB Holdings, Inc." as a wholly owned subsidiary of State National, and New FSB will merge with and into the Company, making the Company a wholly owned subsidiary of State National. The various parts of the transactions comprising the merger are subject to the approval of the Federal Reserve. There can be no assurance that such regulatory approvals will be obtained, and, if obtained, there can be no assurance as to the date of any such approvals.

     State National's acquisition of the Company, which will be effected through the merger, is subject to approval by the Federal Reserve under the Bank Holding Company Act of 1956, as amended, which permits a bank holding company, such as State National, to acquire direct or indirect ownership or control of more than 5% of the voting shares of any bank or any bank holding company, such as the Company, if the Federal Reserve has approved the transaction based upon, among other things, its review of the managerial and financial resources and future prospects of the existing and proposed institutions and the convenience and needs of the community to be served. This consideration includes an evaluation by the Federal Reserve as to whether the merger would result in a monopoly or otherwise would substantially lessen competition or impair the financial and managerial resources and future prospects of State National and the Company. In addition, the Federal Reserve must take into account the records of State National and the Company in meeting the credit needs of the entire community served by such institutions, including low-and moderate-income neighborhoods. State National has informed the Company that the Federal Reserve will likely act on the applications in June of 2000.

     The merger may not be completed until the 30th day, or, with the consent of the relevant agencies, the 15th day, following the date of the Federal Reserve approval, during which period the United States Department of Justice may comment adversely on the acquisition or challenge the acquisition on antitrust grounds. The commencement of an antitrust action would stay the effectiveness on the Federal Reserve approval unless, of course, the Federal Reserve orders otherwise.

     Based on their current knowledge, management of the Company believes that the merger will likely be approved by the Federal Reserve, and that the merger will not likely be challenged by the Department of Justice under federal antitrust laws. However, no assurance can be provided that the Federal Reserve will provide its approval or that the Department of Justice will not challenge the merger or that, in connection with the grant of any approval, the Federal Reserve will not impose conditions, which are materially burdensome to State National within the meaning of the merger agreement.

     State National and the Company are not aware of any other governmental approvals or actions that are required for consummation of the merger except as described above. Should any such approval or action be required, it is presently contemplated that such approval or action would be sought or taken. There can be no assurance that any such approval or action, if needed, could be obtained, would not delay consummation of the merger, or would not be conditioned in a manner that could cause State National to abandon the merger.

No Negotiations with Others

     Except upon advice of counsel to the extent required to fulfill the fiduciary duties owed to the shareholders of the Company, the Company will not, directly or indirectly, nor will it permit First State or their respective officers, directors, employees, representatives or agents to directly or indirectly:

     . encourage, solicit or initiate discussions or negotiations with, any corporation, partnership, person or other entity concerning a merger, tender offer, takeover offer, sale of substantial assets, sale of shares of capital stock or similar transaction;

     . entertain, discuss or negotiate with any corporation, partnership, person or other entity concerning any merger, tender offer, takeover offer, sale of substantial assets, sale of shares of capital stock or similar transaction; or

     . provide any information to or cooperate with any corporation, partnership, person or other entity concerning a merger, tender offer, takeover offer, sale of substantial assets, sale of shares of capital stock or similar transaction.

     Immediately upon receipt of any unsolicited offer, the terms of which are equal to or superior to the terms of the merger agreement, the Company will communicate to State National the terms of such offer or request for information and the identity of the parties involved.

Termination; Termination Fees and Expenses

     Termination.

     The merger agreement provides that prior to or at the closing of the merger (notwithstanding approval by the shareholders of the Company), the merger agreement and merger may be terminated in writing:

     .  by the mutual consent of State National and the Company;

     .  by either State National or the Company if:

          (a) the conditions precedent to such party's obligations to close have not been met or waived or the effective time shall not have occurred by August 28, 2000, or such later date as is agreed upon by the parties; and

          (b) any court, regulatory authority or other governmental body has issued an order, decree or ruling that prohibits the merger agreement or consummation of the merger.

 .    by State National if:

          (a) it reasonably determines, after consulting with its counsel and with the concurrence of the Company, that there is substantial likelihood that any necessary regulatory approval will not be obtained;

          (b) there shall have been any material adverse change in the financial condition, assets, properties, liabilities, reserves, business or results of operation of the Company or First State since December 31, 1999;

          (c) the Company fails to comply in any material respect with any of its covenants or agreements contained in the merger agreement;

          (d) the Board of Directors of the Company fails to recommend, withdraws, or modifies in a manner materially adverse to State National its approval or recommendation of the merger agreement or the merger,

          (e) after the Company enters into an agreement to engage in an acquisition event or an acquisition event occurs or after a third party makes a proposal to engage in a merger, consolidation or other business combination that constitutes a superior proposal to the Company or Company's shareholders, the merger is not approved by the Company's shareholders at the shareholders' meeting required by the merger agreement, or

          (f) the meeting of the Company's shareholders required by the merger agreement is not held by July 28, 2000, and the Company fails to comply with its obligations under the merger agreement with respect to such shareholders' meeting.

 .    by the Company if:

          (a) State National fails to comply in any material respect with any of its covenants or agreements contained in the merger agreement;

          (b) the Board of Directors of the Company in good faith determines that a proposal from a third party to engage in a merger, consolidation or other business combination is superior to the Company and its shareholders than the current merger proposal, provided, that the Company has not breached its covenants regarding the holding of a shareholders' meeting to approve and adopt the merger agreement and the Company delivers simultaneously with such notice of termination, the termination fee required by the merger agreement; or

          (c) State National is not successful in raising the capital necessary for State National to consummate the merger before August 28, 2000.

     Termination Fee. The Company has agreed to promptly pay State National a termination fee equal to $1,500,000 if the merger agreement is terminated by the Company in connection with its receipt of a proposal to engage in a merger, consolidation or other business combination that the Board of Directors deems to be a superior proposal or by State National as a result of alternative transaction termination event prior to the termination of the merger agreement and within 12 months after its termination, any of the following events occur:

     . the Company or First State enters into an agreement to engage in an acquisition event or an acquisition event occurs; or

     . the Board of Directors of the Company approves a superior proposal or publicly announces its intention to do so or recommends that the shareholders of the Company approve or accept such superior proposal.

     State National has agreed to promptly pay the Company a termination fee equal to $1,500,000 if either of the following events occur:

     . State National is unable to obtain regulatory approval as a result of the insufficiency of its capital to consummate the merger; or

     . all of the conditions precedent to the obligations of State National in the merger have been met, but State National refuses to consummate the transaction.

     Expenses. The Company shall pay all of its expenses and costs (including, without limitation, all counsel fees and expenses), and State National shall pay all of its expenses and costs (including, without limitation, all counsel fees and expenses), incurred in connection with the merger agreement and the merger.

Operation of the Company after the Merger

     After the merger, New FSB will cease to exist and the Company will operate as a wholly owned subsidiary of State National.

Noncompete and Support Agreements

     In connection with the consummation of the merger, State National and the directors and officers of the Company have entered into certain noncompete and support agreements. Under these agreements such directors and officers agreed:

     . to use their reasonable best efforts to refrain from harming First State's goodwill and its customer and client relationships; and

     . for a period of six months after each such officer's termination of employment, or for a period of eighteen months from the effective time for each director, not to, directly or indirectly,

          .    solicit the banking business of any current customers of First
               State;

          . engage in certain competitive activities within the city limits or within 75 miles of Abilene, Texas; or

          . solicit or hire any person who is or who has been within the preceding 12 months an employee of First State.

     For these agreements, each officer will receive his current monthly base salary each month during the six-month term of the noncompete covenant.

Certain Federal Income Tax Consequences

     The receipt of cash for the Company's common stock pursuant to the merger will be a taxable transaction for federal income tax purposes to shareholders (and may be a taxable transaction for state, local and foreign tax purposes as well). A holder of the Company's common stock will recognize a gain or loss measured by the difference between such shareholder's tax basis for the Company's common stock owned by him or her at the effective time and the amount of cash received for the stock. Gain or loss will be a capital gain or loss if the stock is a capital asset of the shareholder. If the shares have been held for less than one year, the gain will be short-term capital gain. If the shares have been held for more than one year, gain will be long-term capital gain taxed at a maximum federal rate of 20%.

     The cash payments due the holders of the Company's common stock upon the exchange of such common stock pursuant to the merger (other than certain exempt persons or entities) will be subject to "backup withholding" for federal income tax purposes unless certain requirements are met under federal law. State National as paying agent must withhold a percentage of the cash payments to holders of the Company's common stock to whom backup withholding applies, and the federal income tax liability of such persons will be reduced by the amount withheld. To avoid backup withholding, a holder of the Company's common stock must provide the paying agent with his or her taxpayer identification number and complete a form to certify that he or she has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report interest and dividends. The taxpayer identification number of an individual is his or her Social Security number.

     No ruling has been or will be requested from the Internal Revenue Service as to any of the tax effects to the Company's shareholders of the transactions discussed in this proxy statement, and no opinion of counsel has been or will be rendered to the Company's shareholders with respect to any of the tax effects of the merger to shareholders.

     The tax consequences of the merger may vary depending upon the particular circumstances of each shareholder. Therefore, each shareholder is urged to consult his or her tax advisor to determine the particular tax consequences of the merger to such holder, including those relating to state, local and/or other taxes.

Accounting Treatment

     It is anticipated the merger will be accounted for as a "purchase" transaction under generally accepted accounting principles. Under such method of accounting, the assets and liabilities of the Company will be revalued on State National's consolidated balance sheet at their fair values as of the date the transaction is consummated. The excess purchase price, if any, paid over the fair value of the net assets acquired (including values assigned to core deposits and other such intangible assets) will be reported as goodwill in State National's consolidated balance sheet. The results of operations of the Company will be reported in State National's consolidated statement of operations only after the effective time of the merger.

Dissenters' Rights

     Pursuant to Article 5.11 of the Texas Business Corporation Act ("TBCA"), any holder of the Company's common stock who does not wish to accept the consideration to be paid pursuant to the merger agreement may dissent from the merger and elect to have the fair value agreed upon by the shareholder and the Company or judicially determined by a court of competent jurisdiction and paid to such shareholder in cash, provided that the shareholder complies with the provisions of Articles 5.11 through 5.13 of the TBCA.

     The following is a brief summary of the statutory procedures to be followed by a holder of common stock in order to dissent from the merger and perfect his or her appraisal rights under the TBCA. This summary is not intended to be complete and is qualified in its entirety by reference to Articles 5.11 through
5.13 of the TBCA, the text of which is attached as Appendix C to this proxy
                                                   ----------
statement.

     If any holder of common stock desires to exercise the right to dissent from the merger and demand appraisal, such shareholder must comply with the following procedures:

     . deliver to the Company, prior to the special meeting, a written objection to the merger, setting out that the shareholder's right to dissent will be exercised and the address to which notice that the merger has been effected shall be delivered or mailed;

     . vote against or abstain from voting in favor of the merger (failure to vote "AGAINST" the merger will not constitute waiver of dissenters' rights); and

     . make written demand on the Company for payment of the fair value of the shareholder's shares after the effective time and within ten days from the delivery or mailing by the Company of the notice to the shareholders that the merger has been effected. The demand must state the number of shares of common stock owned by the shareholder and the fair value of stock as estimated by the shareholder. Any shareholder failing to make a demand within the ten day period will be bound by the terms of the merger. A vote by the shareholder "AGAINST" the merger will not satisfy the notice requirement.

     If, within sixty days after the effective time, the value of the shares is agreed upon by the shareholder and the Company, payment for the shares of common stock must be made within ninety days after the date on which the action was effected and upon surrender of the certificates duly endorsed. Upon payment of the agreed value, the shareholder will cease to have any interest in the shares or in the Company.

     If, within the period of sixty days after the effective time, the shareholder and the Company do not agree on the value of the shares, then either the shareholder or the Company may, within one hundred twenty days after the effective time, file a petition in any court of competent jurisdiction asking for a finding and determination of the fair value of the shareholder's shares.

     Any shareholder who has demanded payment for his or her shares may not thereafter vote or exercise any other rights of a shareholder except the right to receive the merger consideration in payment for his or her shares or the right to maintain an appropriate action to obtain relief on the ground that the corporate action was fraudulent, and the respective shares for which payment has been demanded will not thereafter be considered outstanding for the purpose of any subsequent vote of shareholders. Within twenty days after demanding payment for his or her shares, each holder of certificates representing shares so demanding payment must submit the certificates to the Company for notation on such certificates that the demand has been made. If uncertified shares for which payment has been demanded or shares represented by a certificate on which notation has been so made are transferred, any new certificate issued for the transferred certificate must bear similar notation together with the name of the original dissenting holder of such shares and a transferee of such shares will acquire by such transfer no rights in the Company other than those that the original dissenting shareholder had after making a demand for payment of the fair value. Any shareholder who demanded payment for his or her shares may withdraw such demand at any time before payment for his or her shares.

     All written demands for appraisal (i.e., the notice of intent to dissent) should be addressed to: Randal N. Crosswhite, Corporate Secretary, Independent Bankshares, Inc., 547 Chestnut Street, Abilene, Texas 79602, before the taking of the vote concerning the merger at the special meeting, and should be executed by, or on behalf of, the holder of record who held such shares on the date of making such demand, and who continuously holds such shares through the time the certificates for such shares are submitted to the Company for endorsement as dissenting shares, fully and correctly, as such shareholder's name appears on his or her stock certificate(s). Such demand must reasonably inform the Company of the identity of the shareholder and that such shareholder is thereby demanding appraisal of his or her shares.

     Failure to comply with these procedures will cause the shareholder to lose his or her dissenters' rights. Consequently, any shareholder who desires to exercise his or her dissenters' rights is urged to consult a legal advisor before attempting to exercise such rights.

                          MARKET PRICES AND DIVIDENDS

     The Company's common stock trades on the AMEX under the symbol "IBK." The following table sets forth, for the periods indicated, the high and low sales prices for the common stock as quoted on the AMEX and the amount of cash dividends paid per share.

                                                   Common Stock
                                        --------------------------------
                                                                 Cash
                                                               Dividends
                                         High        Low       Per Share
                                        -------   ----------   ---------
     Year Ended December 31, 1998
     ----------------------------
     First Quarter                      $ 19 5/8   $ 15 3/4     $ 0.05
     Second Quarter                       19         14           0.05
     Third Quarter                        15 9/16    11           0.05
     Fourth Quarter                       11 7/8     10 1/4       0.05

     Year Ended December 31, 1999
     ----------------------------
     First Quarter                      $ 12 1/8   $ 10 3/8     $ 0.05
     Second Quarter                       11         10 3/16      0.05
     Third Quarter                        12 3/8     10 3/8       0.05
     Fourth Quarter                       15 7/8     10 3/4       0.05

     Year Ending December 31, 2000
     -----------------------------
     First Quarter                      $ 21 1/8   $ 12 7/8     $ 0.06
     Second Quarter (through June 8)      19 1/4     17 1/4       0.06

     The closing price per share for the common stock as reported on the AMEX on February 29, 2000, the last full trading day prior to the public announcement of the proposed merger, was $16.5625. As of the record date, June 8, 2000, there were approximately 1,548 holders of record of the common stock.

                       INFORMATION REGARDING THE COMPANY

     The Company is a Texas corporation and a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHCA"). The Company is headquartered in Abilene, Texas. The Company owns all of the common securities of Issuer Trust and indirectly owns through a Delaware subsidiary, Independent Financial, 100% of the stock of First State. At December 31, 1999, First State operated full-service banking locations in the Texas cities of Abilene (three locations), Azle (two locations), Lubbock, Odessa (four locations), San Angelo, Stamford and Winters.

     The Company's primary activities are to assist First State in the management and coordination of its financial resources and to provide capital, business development, long range planning and public relations for First State. First State operates under the day-to-day management of its own officers and board of directors and formulates its own policies with respect to banking matters.

     At March 31, 2000, the Company had, on a consolidated basis, total assets of $359.6 million total deposits of $320.9 million, total loans, net of unearned income, of $186.2 million and total stockholders' equity of $25.6 million.

     The Company's complete mailing address and telephone number is 547 Chestnut Street, Abilene, Texas 79602, (915) 677-5550.

               INFORMATION REGARDING STATE NATIONAL AND NEW FSB

     State National. State National is a Texas corporation, incorporated on March 8, 1996, for the purpose of qualifying and acting as a bank holding company under the BHCA. The principal offices of State National are located in Lubbock, Texas. State National owns all the outstanding shares of common stock of State National Delaware, a subsidiary bank holding company organized and domiciled in Dover, Delaware. State National Delaware, in turn, owns 100% of the outstanding capital stock of three subsidiary banks: State National Bank of West Texas, Lubbock, Texas, State National Bank, El Paso, El Paso, Texas and United Bank & Trust, Abilene, Texas (the "Subsidiary Banks").

     State National, through its indirect Subsidiary Banks, engages in the business of banking and other activities permissible for bank holding companies under the BHCA. The Subsidiary Banks are primarily engaged in commercial and consumer banking with customers located primarily in the West Texas and New Mexico area. At December 31, 1999, the Company, through its Subsidiary Banks, operated 24 full-service banking locations in the Texas cities of Abilene (2 locations), Big Spring, El Paso (6 locations), Lubbock (3 locations), Midland and Plainview and in the New Mexico cities of Alamogordo (2 locations), Belen, Deming, Elephant Butte, Las Cruces (2 locations), Ruidoso, Socorro, Sunland Park and Truth or Consequences.

     At March 31, 2000, State National had (on a consolidated basis) total assets of $834.9 million, total deposits of $713.8 million and shareholders' equity of $86.2 million. At March 31, 2000, State National Bank of West Texas had total assets of $200.1 million, total deposits of $182 million and shareholder's equity of $17.8 million. At March 31, 2000, State National Bank, El Paso had total assets of $518.1 million, total deposits of $434.1 million and shareholder's equity of $59.8 million. At March 31, 2000, United Bank and Trust had total assets of $116 million, total deposits of $97.8 million and shareholder's equity of $16.9 million.

     New FSB. New FSB is a Texas corporation incorporated on May 23, 2000 solely for the purpose of effecting the merger. State National owns 100% of the outstanding capital stock of New FSB. At May 24, 2000, New FSB had total assets of $1,000 and shareholder's equity of $1,000.

                             AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith files reports, proxy statements, and other information with the Securities and Exchange Commission. Such reports, proxy statements and other information can be inspected and copied at the public reference facilitates of the Commission located at 450 Fifth Street, N.W., Judiciary Plaza, Washington, DC 20549, and the Commission's Regional offices located at Seven World Trade Center, 13th Floor, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C., 20549 or by calling the Commission at 1-800-SEC-0330. In addition, the Commission maintains a World Wide Web site at http://www.sec.gov, which contains reports, proxy and information statements and other information regarding registrants that file electronically with the commission, including the Company.

                             SHAREHOLDER PROPOSALS

     Shareholders may present proposals for inclusion in the proxy statement for consideration at the annual meeting of shareholders, if any. Such proposals must be received by the Company by December 2, 2000, and must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934.

                                OTHER BUSINESS

     No other business may be presented for consideration at the special meeting other than as stated in the accompanying Notice of Special Meeting of Shareholders.

                                  APPENDIX A
                                  ----------

================================================================================

                     AGREEMENT AND PLAN OF REORGANIZATION

                                BY AND BETWEEN

                        STATE NATIONAL BANCSHARES, INC.
                                LUBBOCK, TEXAS


                                      AND

                         INDEPENDENT BANKSHARES, INC.
                                ABILENE, TEXAS


                           Dated as of March 1, 2000

================================================================================

                               TABLE OF CONTENTS

ARTICLE I. ACQUISITION OF THE COMPANY BY PURCHASER............................................   1
 Section 1.01  Merger of Newco with and into the Company......................................   1
 Section 1.02  Effects of the Merger..........................................................   2
 Section 1.03  Articles of Incorporation and Bylaws...........................................   2
 Section 1.04  Directors and Officers.........................................................   2
 Section 1.05  Conversion of Securities.......................................................   2
 Section 1.06  Shareholders' Meeting..........................................................   3
 Section 1.07  Delivery of Consideration......................................................   3
 Section 1.08  Reservation of Right...........................................................   5
ARTICLE II. THE CLOSING, THE CLOSING DATE AND THE EFFECTIVE TIME..............................   5
 Section 2.01  Time and Place of the Closing and Closing Date.................................   5
 Section 2.02  Actions to be Taken at the Closing by the Company..............................   5
 Section 2.03  Actions to be Taken at the Closing by Purchaser................................   7
 Section 2.04  Further Assurances.............................................................   8
 Section 2.05  Effective Time.................................................................   8
ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................................   8
 Section 3.01  Organization and Qualification.................................................   8
 Section 3.02  Company Capitalization.........................................................   9
 Section 3.03  Bank Capitalization............................................................   9
 Section 3.04  Execution and Delivery.........................................................  10
 Section 3.05  No Breach of Contract..........................................................  10
 Section 3.06  Compliance with Applicable Laws................................................  10
 Section 3.07  Consents Necessary.............................................................  10
 Section 3.08  Financial Statements...........................................................  11
 Section 3.09  Undisclosed Liabilities........................................................  11
 Section 3.10  Litigation.....................................................................  11
 Section 3.11  Absence of Certain Changes or Events...........................................  12
 Section 3.12  Leases, Contracts and Agreements...............................................  13
 Section 3.13  Title to Properties............................................................  14
 Section 3.14  Tax Matters....................................................................  14
 Section 3.15  No Guaranties..................................................................  14
 Section 3.16  Books and Records..............................................................  14
 Section 3.17  Regulatory Compliance..........................................................  15
 Section 3.18  Condition of Assets............................................................  15
 Section 3.19  Proprietary Rights.............................................................  15
 Section 3.20  Transactions with Certain Persons and Entities.................................  15
 Section 3.21  Evidences of Indebtedness......................................................  16
 Section 3.22  Environmental Compliance.......................................................  16
 Section 3.23  Absence of Certain Business Practices..........................................  17
 Section 3.24  Forms of Instruments, Etc......................................................  17
 Section 3.25  Employee Benefit Plans.........................................................  17
 Section 3.26  Agreements with Regulators.....................................................  18
 Section 3.27  Insurance......................................................................  18
 Section 3.28  No Adverse Change..............................................................  18
 Section 3.29  Dissenting Shareholders........................................................  18
 Section 3.30  Fiduciary Responsibilities.....................................................  18
 Section 3.31  Representations Not Misleading.................................................  19
ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF PURCHASER.......................................  19
 Section 4.01  Organization and Qualification.................................................  19
 Section 4.02  Execution and Delivery.........................................................  19
 Section 4.03  Compliance with Laws, Permits and Instruments..................................  19
 Section 4.04  Litigation.....................................................................  20

                                      (i)

 Section 4.05  Consents and Approvals.........................................................  20
 Section 4.06  Financial Statements...........................................................  20
 Section 4.07  Agreements with Regulators.....................................................  20
 Section 4.08  Regulatory Approvals...........................................................  20
 Section 4.09  Representations Not Misleading.................................................  20
ARTICLE V. COVENANTS OF THE COMPANY...........................................................  21
 Section 5.01  Best Efforts...................................................................  21
 Section 5.02  Merger Agreement...............................................................  21
 Section 5.03  Information for Applications and Statements....................................  21
 Section 5.04  Required Acts of the Company...................................................  21
 Section 5.05  Prohibited Acts of the Company.................................................  22
 Section 5.06  Access; Pre-Closing Investigation..............................................  24
 Section 5.07  Invitations to and Attendance at Directors' and Committee Meetings.............  25
 Section 5.08  Additional Financial Statements................................................  25
 Section 5.09  Untrue Representations.........................................................  25
 Section 5.10  Litigation and Claims..........................................................  25
 Section 5.11  Adverse Changes................................................................  26
 Section 5.12  No Negotiation with Others.....................................................  26
 Section 5.13  Consents and Approvals.........................................................  26
 Section 5.14  Payment of Bonuses to Employees................................................  26
 Section 5.15  ESOP Issues....................................................................  26
 Section 5.16  Supplemental Indenture.........................................................  26
 Section 5.17  Environmental Investigation; Right to Terminate Agreement......................  26
ARTICLE VI. COVENANTS OF PURCHASER............................................................  28
 Section 6.01  Best Efforts...................................................................  28
 Section 6.02  Merger Agreement...............................................................  28
 Section 6.03  Information for Applications...................................................  28
 Section 6.04  Acts of Newco..................................................................  28
 Section 6.05  Untrue Representations.........................................................  28
 Section 6.06  Litigation and Claims..........................................................  29
 Section 6.07  Regulatory and Other Approvals.................................................  29
 Section 6.08  Adverse Change.................................................................  29
 Section 6.09  Employee Benefit Plans.........................................................  29
 Section 6.10  Director and Officer Indemnification...........................................  30
 Section 6.11  Assumption of Obligations Related to the Trust Preferred Securities............  30
ARTICLE VII. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY...........................  31
 Section 7.01  Compliance with Representations, Warranties and Agreements.....................  31
 Section 7.02  Shareholder Approvals..........................................................  31
 Section 7.03  Government and Other Approvals.................................................  31
 Section 7.04  No Litigation..................................................................  31
 Section 7.05  Fairness Opinion...............................................................  32
ARTICLE VIII. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASER............................  32
 Section 8.01  Compliance with Representations, Warranties and Agreements.....................  32
 Section 8.02  Shareholder Approvals..........................................................  32
 Section 8.03  Government and Other Approvals.................................................  32
 Section 8.04  No Litigation..................................................................  33
 Section 8.05  Accounting Treatment...........................................................  33
 Section 8.06  No Material Adverse Change.....................................................  33
ARTICLE IX. TERMINATION AND ABANDONMENT.......................................................  33
 Section 9.01  Right of Termination...........................................................  33
 Section 9.02  Notice of Termination..........................................................  35
 Section 9.03  Effect of Termination..........................................................  35
 Section 9.04  Termination Fee................................................................  36

                                     (ii)

ARTICLE X. CONFIDENTIAL INFORMATION...........................................................  36
 Section 10.01  Definition of "Recipient," "Disclosing Party", "Representative" and "Person"..  36
 Section 10.02  Definition of "Subject Information"...........................................  37
 Section 10.03  Confidentiality...............................................................  37
 Section 10.04  Securities Law Concerns.......................................................  37
 Section 10.05  Return of Subject Information.................................................  37
 Section 10.06  Specific Performance/Injunctive Relief........................................  38
ARTICLE XI. MISCELLANEOUS.....................................................................  38
 Section 11.01  Survival of Representations and Warranties....................................  38
 Section 11.02  Expenses......................................................................  38
 Section 11.03  Brokerage Fees and Commissions................................................  38
 Section 11.04  Entire Agreement..............................................................  39
 Section 11.05  Further Cooperation...........................................................  39
 Section 11.06  Severability..................................................................  39
 Section 11.07  Notices.......................................................................  39
 Section 11.08  GOVERNING LAW.................................................................  40
 Section 11.09  Multiple Counterparts.........................................................  40
 Section 11.10  Certain Definitions...........................................................  41
 Section 11.11  Specific Performance..........................................................  41
 Section 11.12  Attorneys' Fees and Costs.....................................................  42
 Section 11.13  Rules of Construction.........................................................  42
 Section 11.14  Binding Effect; Assignment....................................................  42
 Section 11.15  Public Disclosure.............................................................  42
 Section 11.16  Extension; Waiver.............................................................  43
 Section 11.17  Amendments....................................................................  43

                                     (iii)

                                   EXHIBITS
                                   --------

Exhibit A -    Form of Merger Agreement
---------

                                     (iv)

                                   SCHEDULES
                                   ---------

Schedule 3.01   -    Subsidiaries
Schedule 3.02   -    Company Capitalization
Schedule 3.03   -    Bank Capitalization
Schedule 3.06   -    Compliance with Applicable Laws
Schedule 3.09   -    Undisclosed Liabilities
Schedule 3.07   -    Consents Necessary
Schedule 3.10   -    Litigation
Schedule 3.11   -    Absence of Certain Changes or Events
Schedule 3.12   -    Leases, Contracts and Agreements
Schedule 3.13   -    Title to Properties
Schedule 3.15   -    Guaranties
Schedule 3.19   -    Proprietary Rights
Schedule 3.20   -    Transaction with Certain Persons and Entities
Schedule 3.21   -    Evidences of Indebtedness
Schedule 3.22   -    Environmental Compliance
Schedule 3.25   -    Employee Benefit Plans
Schedule 3.26   -    Agreements with Regulators
Schedule 3.27   -    Insurance
Schedule 3.30   -    Fiduciary Responsibilities
Schedule 4.05   -    Consents and Approvals
Schedule 5.04I  -    Existing Policies and Methods of Operations
Schedule 5.14   -    Bonus Plan and Methodology

                                      (v)

                     AGREEMENT AND PLAN OF REORGANIZATION
                     ------------------------------------

     This AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made and entered into as of the 1st day of March, 2000, by and between State National Bancshares, Inc., a Texas corporation and registered bank holding company with its principal offices in Lubbock, Texas ("Purchaser"), and Independent Bankshares, Inc., a Texas corporation and registered bank holding company with its principal offices in Abilene, Texas (the "Company").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Company owns all of the stock of First State Bank, N.A., Abilene, Texas, a national banking association (the "Bank");

     WHEREAS, Purchaser desires to acquire all of the issued and outstanding stock of the Company through the merger of New FSB, Inc., a wholly-owned subsidiary of Purchaser ("Newco") with and into the Company (the "Merger");

     WHEREAS, Purchaser and the Company believe that the Merger, as provided for and subject to the terms and conditions set forth in this Agreement and all exhibits, schedules and supplements hereto, is in the best interests of Purchaser, the Company and their respective shareholders;

     WHEREAS, Purchaser and the Company desire to set forth certain representations, warranties and covenants made by each to the other as an inducement to the execution and delivery of this Agreement and certain additional agreements related to the transactions contemplated hereby; and

     WHEREAS, the respective boards of directors of Purchaser and the Company have approved this Agreement and the proposed transactions substantially on the terms and conditions set forth in this Agreement and have authorized the execution hereof;

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions set forth below, the parties hereto undertake, promise, covenant and agree with each other as follows:


                                  ARTICLE I.
                    ACQUISITION OF THE COMPANY BY PURCHASER

     Section 1.01 Merger of Newco with and into the Company. Subject to the
                  -----------------------------------------
terms and conditions of this Agreement and the Agreement and Plan of Merger to be entered into between the Company and Newco (the "Merger Agreement"), attached hereto as Exhibit A, Purchaser shall cause Newco to be merged with and into the
          ---------
Company pursuant to the provisions of Part Five of the Texas Business Corporation Act (the "TBCA") and with the effect provided in Article 5.06 of the TBCA.

     Section 1.02 Effects of the Merger. The Merger shall have the effects set
                  ---------------------
forth in Article 5.06 of the TBCA. Following the Merger, the Company shall continue as the corporation resulting from the Merger (the "Resulting Corporation"), and the separate corporate existence of Newco shall cease. The name of the Resulting Corporation shall be "Independent Bankshares, Inc." The existing offices and facilities of the Company immediately preceding the Merger shall be the principal offices and facilities of the Resulting Corporation following the Merger. At the Effective Time (as defined in Section 2.05), all rights, title and interests to all real estate and other property owned by each of Newco and the Company shall be allocated to and vested in the Resulting Corporation without reversion or impairment, without further act or deed, and without any transfer or assignment having occurred, but subject to any existing liens or encumbrances thereon. At the Effective Time, all liabilities and obligations of Newco and the Company shall be allocated to the Resulting Corporation, and the Resulting Corporation shall be the primary obligor therefor and no other party to the Merger shall be liable therefor. At the Effective Time, a proceeding pending by or against either Newco or the Company may be continued as if the Merger did not occur, or the Resulting Corporation may be substituted in the proceedings.

     Section 1.03 Articles of Incorporation and Bylaws. The Articles of
                  ------------------------------------
Incorporation and Bylaws, respectively, of the Resulting Corporation shall be as set forth in the Merger Agreement.

     Section 1.04 Directors and Officers. The directors and officers,
                  ----------------------
respectively, of the Resulting Corporation shall be as set forth in the Merger Agreement.

     Section 1.05 Conversion of Securities.  At the Effective Time:
                  ------------------------

          A. All of the shares of common stock of the Company, par value $0.25 per share (the "Company Stock"), issued and outstanding as of the Effective Time shall be converted into the right to receive from Purchaser, an aggregate amount in cash equal to the sum of (i) $45,473,000 plus (ii)
                                                                     ----
     if the Closing Date (as defined in Section 2.01) does not occur within one hundred sixty days of the date of this Agreement, the sum of $12,455 per day for each day from the one hundred sixtieth day until the Closing Date (the "Merger Consideration"). The "Per Share Consideration" shall be determined by dividing the Merger Consideration by the number of shares of Company Stock issued and outstanding as of the Effective Time.

          B. The number of shares of the common stock of Newco outstanding at the Effective Time shall, at the Effective Time and by virtue of the Merger and without any action on the part of any holder thereof, be converted into a like number of shares of common stock of the Resulting Corporation with a par value of $0.25 per share, with the effect that the number of shares of the common stock of the Resulting Corporation outstanding immediately after the Effective Time shall be equal to the aggregate number of shares of the Company Stock outstanding immediately before the Effective Time. The authorized number of shares of common stock of the Resulting Corporation shall be the same as the authorized number of shares of Company Stock immediately prior to the Effective Time.

          C. The shares of the Company Stock issued and outstanding at the Effective Time shall, by operation of law and without any action on the part of the holder thereof, unless dissenters' rights under applicable law are being perfected with respect thereto, be converted into the right to receive the consideration set forth in Section 1.05A.

          D. Until surrendered to the Paying Agent as described in Section 1.07, each outstanding certificate formerly representing shares of the Company Stock (each, a "Certificate") shall be deemed for all purposes, subject only to dissenters' rights under applicable law, to evidence solely the right to receive the consideration described in Section 1.05A.

     Section 1.06 Shareholders' Meeting. The Company, acting through its Board
                  ---------------------
of Directors, shall, in accordance with applicable law:

          A. Duly call, give notice of, convene and hold a meeting of its shareholders (the "Shareholders' Meeting") as soon as practicable for the purposes of approving and adopting the Merger and the Merger Agreement and the transactions contemplated hereby and thereby;

          B. Require no greater than the minimum vote of the Company Stock required by applicable law in order to approve the Merger and the Merger Agreement;

          C. Unless the Board of Directors of the Company is advised by counsel that the fiduciary duty owed by the directors to the shareholders requires otherwise, include in the Shareholder Information (defined in Section 1.06(D)) the recommendation of the Board of Directors of the Company that the shareholders of the Company vote in favor of the approval and adoption of the Merger and the Merger Agreement; and

          D. Cause the Shareholder Information to be mailed to the shareholders of the Company as soon as practicable, and use its best efforts to obtain the approval and adoption of the Merger and the Merger Agreement by shareholders holding at least the minimum number of shares of the Company Stock entitled to vote at the Shareholders' Meeting necessary to approve the Merger and the Merger Agreement under applicable law. The letter to shareholders, notice of meeting, summary of the plan of merger and form of proxy, if any, to be distributed to shareholders in connection with the Merger and the Merger Agreement shall be in form and substance reasonably satisfactory to Purchaser and are collectively referred to herein as the "Shareholder Information."

     Section 1.07 Delivery of Consideration.
                  -------------------------

          A. On the day prior to the Effective Time, Purchaser, acting as the "Paying Agent," shall establish an account containing an amount of cash sufficient in the aggregate to make full payment of the Merger Consideration to the holders of all outstanding Certificates.

          B. No later than thirty (30) days prior to the Effective Time, Purchaser shall furnish to the Company, and the Company shall mail to each holder of record of the Company Stock, addressed to the most current address of such persons according to the records of the Company, the following: (i) a letter of transmittal specifying that delivery shall be effected and risk of loss shall pass, on or after the Effective Time only upon delivery of the Certificates to the Paying Agent, which shall be in a form and contain any other provisions as Purchaser, the Paying Agent and the Company may reasonably agree (the "Transmittal Letter"), and (ii) instructions for use in effecting the surrender of the Certificates in exchange for cash in the amount of the Per Share Consideration for each share of Company Stock represented by the Certificates (the "Instructions"). The Instructions shall request holders to deliver their Certificates, a properly completed, duly executed Transmittal Letter, and any other documentation that may be required from such holder pursuant to the Instructions (collectively, the "Transmittal Items") to the Paying Agent, and shall state that (x) occurrence of the Effective Time is contingent upon the satisfaction of significant conditions, including regulatory approval of the Merger and expiration of statutory waiting periods, and (y) the Transmittal Items will be returned to the holders thereof if the Agreement is terminated prior to the Effective Time. Purchaser shall instruct the Paying Agent that, on and after the Effective Time, upon the delivery to the Paying Agent of the Transmittal Items, the Paying Agent is to pay the holder of such Certificate in exchange therefor the amount of cash such holder is entitled to receive in respect of the Certificate surrendered, pursuant to the provisions of Section 1.05A and this Section 1.07B, payable by check, and the Certificate so surrendered shall forthwith be canceled. Such payments shall be made, in the case of holders whose Transmittal Items are delivered to the Paying Agent no later than ten (10) days prior to the Effective Time, by mailing checks on the Closing Date, and in all other cases, by mailing checks promptly, but in no event more than ten (10) days following the later of (i) the Effective Time, or (ii) the date on which the Transmittal Items are delivered to the Paying Agent, provided, however,
                                                          --------  -------
     that any person or affiliated group holding Certificates aggregating more than 1,500 shares of the Company Stock as to which the Transmittal Items and either (i) appropriate wiring instructions or (ii) deposit information for such shareholder's account at the Bank are delivered to the Paying Agent no later than ten (10) days prior to the Effective Time, and deliver appropriate wire transfer instructions to the Paying Agent at least ten
     (10) days prior to the Effective Time, shall be entitled to receive payment for such shares on the Closing Date, less any applicable wire transfer fees, by wire transfer. Only holders of Certificates who have delivered their Transmittal Items to the Paying Agent no later than ten (10) days prior to the Effective Time shall be eligible to receive payment at the Effective Time as herein provided. Notwithstanding the foregoing, neither the Paying Agent nor any other party to this Agreement shall be liable to any holder of Certificates for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar law. No payment shall be made for the Certificates prior to the Effective Time, and no interest shall be payable with respect to the payment of the Merger Consideration.

          C. After the Effective Time, there shall be no further registration or transfers on the records of the Company of outstanding Certificates, and if a Certificate is presented to the Company or Purchaser, it shall be forwarded to the Paying Agent for cancellation and exchange for the consideration set forth in Section 1.05A.

          D. If the Per Share Consideration is to be issued to a person other than a person in whose name a Certificate is registered, it shall be a condition of issuance that the surrendered Certificate shall be properly endorsed or otherwise executed in proper form for transfer and that the person requesting such issuance shall pay to the Paying Agent any required transfer or other taxes or establish to the satisfaction of the Paying Agent that such tax has been paid or is not applicable.

          E. If any record holder of a Certificate is unable to locate any Certificate, prior to payment therefor by the Paying Agent, such person shall submit to the Paying Agent an affidavit of lost certificate and indemnification agreement in form acceptable to Purchaser and the Paying Agent, and, if required by Purchaser or the Paying Agent, a surety bond in an amount equal to the amount to be delivered in payment for such Certificate, in lieu of such Certificate.

     Section 1.08 Reservation of Right. Purchaser may at any time, change
                  --------------------
the corporate structure of effecting the acquisition of the Company by Purchaser or any direct or indirect Subsidiary of Purchaser, if and to the extent that Purchaser deems such change to be desirable; provided, however, that no such change shall (A) alter or change the amount or kind of consideration and the tax consequences of the receipt of such consideration to be paid by Purchaser under this Agreement, or (B) impede or delay receipt of any approval referred to in
Section 4.05 or the consummation of the transactions contemplated by this Agreement.


                                  ARTICLE II.
             THE CLOSING, THE CLOSING DATE AND THE EFFECTIVE TIME

     Section 2.01 Time and Place of the Closing and Closing Date. On a date
                  ----------------------------------------------
selected by Purchaser, and agreed to by the Company, which date shall be within twenty (20) business days of the receipt of all necessary regulatory, corporate and other approvals and the expiration of any mandatory waiting periods, but in no event later than 180 days after the date of this Agreement (herein called the "Closing Date"), a meeting (the "Closing") will take place at which the parties to this Agreement will exchange certificates, letters and other documents in order to determine whether all of the conditions set forth in Articles VII and VIII of this Agreement have been satisfied or waived or whether any condition exists that would permit a party to this Agreement to terminate this Agreement. If no such condition then exists or if no party elects to exercise any right it may have to terminate this Agreement, then and thereupon the appropriate parties shall execute such documents and instruments as may be necessary or appropriate in order to effect the transactions contemplated by this Agreement and shall file Articles of Merger pursuant to Article 5.04 of the TBCA.

     The Closing shall take place at the offices of the Company, 547 Chestnut, Abilene, Texas 79602, on the Closing Date, or at such other place to which the parties may agree.

     Section 2.02 Actions to be Taken at the Closing by the Company. At the
                  -------------------------------------------------
Closing, the Company shall execute and acknowledge (where appropriate) and deliver to Purchaser, such documents and certificates necessary to carry out the terms and provisions of this Agreement, including without limitation, the following (all of such actions constituting conditions precedent to Purchaser's obligations to close hereunder):

          A. True, correct and complete copies of the Articles of Incorporation of the Company and all amendments thereto, duly certified as of a recent date by the Secretary of State of the State of Texas;

          B. True, correct and complete copies of the Articles of Association of the

     Bank and all amendments thereto, duly certified as of a recent date by the Office of the Comptroller of the Currency (the "OCC").

          C. Good standing and existence certificates of a recent date, issued by the appropriate state officials, duly certifying as to the existence and good standing of the Company in Texas;

          D. A certificate of existence, dated as of a recent date, issued by the OCC, duly certifying that the Bank has been duly organized and chartered and that it is validly existing;

          E. A certificate of good standing, dated as of a recent date, issued by the Texas Comptroller of Public Accounts, duly certifying as to the good standing of the Bank in the State of Texas;

          F. A certificate, dated as of a recent date, issued by the Federal Deposit Insurance Corporation (the "FDIC"), duly certifying that the deposits of the Bank are insured by the FDIC pursuant to the Federal Deposit Insurance Act (the "FDIA");

          G. A certificate, dated as of the Closing Date, duly executed by the Secretary or an Assistant Secretary of the Company, acting solely in his capacity as an officer of the Company, pursuant to which the Company shall certify (i) the due adoption by the Board of Directors of the Company of corporate resolutions attached to such certificate authorizing the execution and delivery of this Agreement and the other agreements and documents contemplated hereby, including, but not limited to, the Merger Agreement, and the taking of all actions contemplated hereby and thereby;
     (ii) the due adoption by the shareholders of the Company of resolutions authorizing the transactions and the execution and delivery of this Agreement and the other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby; (iii) the incumbency and true signatures of those officers of the Company duly authorized to act on its behalf in connection with the transactions contemplated by this Agreement and to execute and deliver this Agreement and other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby on behalf of the Company; and
     (iv) that the copy of the Bylaws of the Company attached to such certificate is true and correct and such Bylaws have not been amended except as reflected in such copy;

          H. A certificate duly executed by a duly authorized officer of the Company, acting solely in his capacity as an officer of the Company, dated as of the Closing Date, pursuant to which the Company shall certify that all of the representations and warranties made in Article III of this Agreement are true and correct in all material respects on and as of the date of such certificate as if made on such date and except as expressly permitted by this Agreement there shall have been no Material Adverse Change since December 31, 1999;

          I. All consents required to be obtained by the Company from third parties to consummate the transactions contemplated by this Agreement, including, but not limited to, those listed on Schedule 3.07, have been obtained; and

          J. All other documents required to be delivered to Purchaser by the Company under the provisions of this Agreement, and all other documents, certificates and instruments as are reasonably requested by Purchaser or its counsel.

     Section 2.03 Actions to be Taken at the Closing by Purchaser. At the
                  -----------------------------------------------
Closing, Purchaser shall execute and acknowledge (where appropriate) and deliver to the Company such documents and certificates necessary to carry out the terms and provisions of this Agreement, including without limitation, the following (all of such actions constituting conditions precedent to the Company"s obligations to close hereunder):

          A. True, correct and complete copies of the Articles of Incorporation of Purchaser and all amendments thereto, duly certified as of a recent date by the Texas Secretary of State;

          B. True, correct and complete copies of the Articles of Incorporation and all amendments thereto of Newco, duly certified as of a recent date by the Secretary of State of the State of Texas;

          C. Good standing and existence certificates of a recent date, issued by the appropriate state officials, duly certifying as to the existence and good standing of Purchaser in Texas;

          D. A certificate, dated as of the Closing Date, executed by the Secretary or an Assistant Secretary of Purchaser, acting solely in his capacity as an officer of Purchaser, pursuant to which Purchaser shall certify (a) the due adoption by the Board of Directors of Purchaser of corporate resolutions attached to such certificate authorizing the execution and delivery of this Agreement and the other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby; (b) the incumbency and true signatures of those officers of Purchaser duly authorized to act on its behalf in connection with the transactions contemplated by this Agreement and to execute and deliver this Agreement and other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby on behalf of Purchaser, and (c) that the copy of the Bylaws of Purchaser attached to such certificate is true and correct and such Bylaws have not been amended except as reflected in such copy;

          E. A certificate, dated as of the Closing Date, executed by the Secretary or an Assistant Secretary of Newco, acting solely in his capacity as an officer of Newco, pursuant to which Newco shall certify (a) the due adoption by the Board of Directors of Newco of corporate resolutions attached to such certificate authorizing the execution and delivery of the Merger Agreement and the taking of all actions contemplated thereby; (b) the due adoption by the sole shareholder of Newco of resolutions authorizing the Merger and the execution and delivery of the Merger Agreement and the other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby; (c) the incumbency and true signatures of those officers of Newco duly authorized to act on its behalf in connection with the transactions contemplated by the Merger Agreement and to execute and deliver the Merger

     Agreement and the taking of all actions contemplated thereby on behalf of Newco; and (d) that the copy of the Bylaws of Newco attached to such certificate is true and correct and such Bylaws have not been amended except as reflected in such copy;

          F. A certificate, dated as of the Closing Date, executed by a duly authorized officer of Purchaser, acting solely in his capacity as an officer of Purchaser, pursuant to which Purchaser shall certify that all of the representations and warranties made in Article IV of this Agreement are true and correct in all material respects on and as of the date of such certificate as if made on such date;

          G. True, correct and complete copies of the Articles of Merger of Newco with and into the Company, pre-approved by the Secretary of State of the State of Texas;

          H. All consents required to be obtained by Purchaser from third parties to consummate the transactions contemplated by this Agreement, including, but not limited to, those listed on Schedule 4.05; and

          I. All other documents required to be delivered to the Company by Purchaser under the provisions of this Agreement, and all other documents, certificates and instruments as are reasonably requested by the Company or its counsel.

     Section 2.04 Further Assurances. At any time and from time to time
                  ------------------
after the Closing, at the request of any party to this Agreement and without further consideration, any party so requested will execute and deliver such other instruments and take such other action as the requesting party may reasonably deem necessary or desirable in order to effectuate the transactions contemplated hereby. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each party hereto shall take or cause to be taken all such action.

     Section 2.05 Effective Time. The "Effective Time" as that term is used in
                  --------------
this Agreement means the Effective Time of the Merger under the terms of the Merger Agreement.


                                 ARTICLE III.
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby makes the representations and warranties set forth in this Article III to Purchaser. The Company agrees at the Closing to provide Purchaser with supplemental schedules reflecting any material changes thereto between the date of this Agreement and the Closing Date.

     Section 3.01 Organization and Qualification. The Company is a Texas
                  ------------------------------
corporation and a bank holding company under the Bank Holding Company Act of 1956, as amended, and is duly organized, validly existing and in good standing under the laws of the State of Texas. The Bank is a national banking association, duly organized and validly existing under the laws of the United States and in good standing under the laws of the State of Texas. The deposits of the Bank are insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), to the full extent permissible by law. Each of the Company and the Bank has all requisite corporate power and authority (including all licenses, franchises, permits and other governmental authorizations as are legally required) to carry on its business as now being conducted, to own, lease and operate its properties and assets as now owned, leased or operated and to carry out its obligations under this Agreement. Except as set forth on Schedule 3.01, the Company does not own or control any subsidiary other than the Bank, and the Bank does not own or control any subsidiary.

     Section 3.02 Company Capitalization. The entire authorized capital
                  ----------------------
stock of the Company consists solely of (i) 30,000,000 shares of Company Stock, par value $0.25 per share, of which 2,333,647 shares are issued and 2,273,647 shares are outstanding as of the date hereof and (ii) 5,000,000 shares of preferred stock, par value $10.00 per share, which the Board of Directors of the Company may designate from time to time in one or more series. Pursuant to action by the Board of Directors of the Company, 50,000 shares of preferred stock have been designated as the Company's Series C Cumulative Convertible Preferred Stock (the "Series C Preferred Stock"), which is convertible at the option of the holder. As of the date hereof, all of the previously outstanding shares of the Series C Preferred Stock have been converted into Company Stock, and therefore, there are no shares of the Series C Preferred Stock issued and outstanding. Independent Capital Trust, a Delaware business trust of which the Company owns all of its common securities, has issued and outstanding 40,207 of its trust common securities and has issued and outstanding 1,300,000 trust preferred securities (the "Trust Preferred Securities"), in each case as of the date hereof. The obligations evidenced by the trust preferred securities are guaranteed by the Company. The Company has issued all of its 8.5% subordinated debentures to Independent Capital Trust. Except as set forth on Schedule 3.02,there are no (i) other outstanding equity securities of any kind or character, (ii) outstanding subscriptions, options, convertible securities, rights, warrants, calls or other agreements or commitments of any kind issued or granted by, or binding upon, the Company to (A) purchase or otherwise acquire any security of or equity interest in the Company or (B) issue any shares of, restricting the transfer of or otherwise relating to shares of its capital stock. All of the issued and outstanding shares of the Common Stock have been duly authorized, validly issued and are fully paid and nonassessable, and have not been issued in violation of the securities laws of the United States or any other applicable jurisdiction or in violation of the preemptive rights of any person.

     Section 3.03 Bank Capitalization. The entire authorized capital stock
                  -------------------
of the Bank consists solely of 250,000 shares of common stock, par value $5.00 per share, of which 250,000 shares are issued and outstanding as of the date hereof (the "Bank Stock"). There are no (a) other outstanding equity securities of any kind or character, (b) outstanding subscriptions, options, convertible securities, rights, warrants, calls or other agreements or commitments of any kind issued or granted by, or binding upon, the Bank to (i) purchase or otherwise acquire any security of or equity interest in the Bank or (ii) issue any shares of, restricting the transfer of or otherwise relating to shares of the Bank's capital stock. All of the issued and outstanding shares of the Bank Stock have been duly authorized, validly issued and are fully paid and nonassessable, other than as set forth in 12 USC (S) 55, and have not been issued in violation of the securities laws of the United States or any other applicable jurisdiction or in violation of the preemptive rights of any person. Except as set forth on Schedule 3.03, the Company is the lawful record and beneficial owner of all of the shares of Bank Stock, free and clear of any and all liens, pledges, security interests, encumbrances, buy-sell agreements or rights of any shareholder of the Bank and adverse claims of every kind or character.

     Section 3.04 Execution and Delivery. The Company has taken all
                  ----------------------
corporate action necessary to authorize the execution, delivery and (provided the required regulatory and shareholder approvals are obtained) performance of this Agreement and the other agreements and documents contemplated hereby to which it is a party, including, but not limited to, the Merger Agreement. This Agreement has been, and the other agreements and documents contemplated hereby, including, but not limited to, the Merger Agreement, have been or at Closing will be, duly executed by the Company and each constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its respective terms and conditions, except as enforceability may be limited by bankruptcy, conservatorship, insolvency, moratorium, reorganization, receivership or similar laws and judicial decisions affecting the rights of creditors generally and by general principles of equity (whether applied in a proceeding at law or in equity).

     Section 3.05 No Breach of Contract. Neither the execution, delivery or
                  ---------------------
(provided the consents required under Section 3.07 this Agreement are obtained) performance of this Agreement, nor the consummation of the transactions contemplated hereby, nor the fulfillment of the terms thereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under the Articles or Bylaws of the Company or the Bank or of any material agreement, indenture, instrument, lien, charge, encumbrance or undertaking to which either the Company or the Bank is a party or by which any of the properties of the Company or the Bank may be bound or affected, and does not cause any lien, charge or other encumbrance to be created or imposed upon any such properties by reason thereof. Further, upon the execution and delivery of a supplemental indenture between the Company and the Trustee if so required, neither the execution, delivery or (provided the consents required under Section
3.07 this Agreement are obtained) performance of this Agreement, nor the consummation of the transactions contemplated hereby, nor the fulfillment of the terms thereof, will accelerate the maturity of or otherwise conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under any of the terms of the Trust Preferred Securities.

     Section 3.06 Compliance with Applicable Laws. Except as set forth on
                  -------------------------------
Schedule 3.06, the Company and the Bank have in all material respects performed and abided by all obligations required to be performed by each of them to the date hereof, and each has complied with, and is in compliance with, and is not in default (or with the giving of notice or the passage of time will be in default) under, or in violation of, (i) any provision of the Articles or Bylaws of the Company or the Bank, (ii) any material provision of any mortgage, indenture, lease, contract, agreement or other instrument applicable to the Company, the Bank or their respective assets, operations, properties or businesses now conducted or heretofore conducted or (iii) any material permit, concession, grant, franchise, license, authorization, judgment, writ, injunction, order, decree, award, statute, federal, state or local law, ordinance, rule or regulation of any courts, arbitrator or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality applicable to the Company, the Bank or their respective assets, operations, properties or businesses now conducted or heretofore conducted.

     Section 3.07 Consents Necessary. Except as set forth on Schedule 3.07,
                  ------------------
to the knowledge of the Company, no consent, approval or order of any governmental or administrative board or body is required for the execution and delivery by the Company of this Agreement.

     Section 3.08  Financial Statements.
                   --------------------

     (a) The Company has furnished to Purchaser true and complete copies of (i) the audited consolidated balance sheets of the Company as of December 31, 1997 and 1998, and the related audited consolidated statements of income, stockholders' equity and cash flows for the years ended December 31, 1996, 1997 and 1998, (ii) an unaudited consolidated balance sheet of the Company as of December 31, 1999, and the related unaudited consolidated statement of income for the year ended December 31, 1999 (such balance sheets and the related statements of income, stockholders' equity and cash flows are collectively referred to herein as the "Financial Statements"). Except as described in the notes to the Financial Statements, the Financial Statements fairly present, in all material respects, the consolidated financial position of the Company as of the respective dates thereof and the results of operations and changes in financial position of the Company for the periods then ended, in conformity with generally accepted accounting principles ("GAAP"), applied on a basis consistent with prior periods (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments and the fact that they do not contain all of the footnote disclosures required by GAAP), except as otherwise noted therein, and the accounting records underlying the Financial Statements accurately and fairly reflect in all material respects the transactions of the Company. The Financial Statements do not contain any items of extraordinary or nonrecurring income or any other income not earned in the ordinary course of business except as expressly specified therein.

     (b) The Company has furnished, or has caused the Bank to furnish, to Purchaser with true and complete copies of the Reports of Condition and Income ("Call Reports") for the Bank for the periods ended December 31, 1997, December 31, 1998 and December 31, 1999. Such Call Reports fairly present, in all material respects, the financial position of the Bank and the results of its operations at the dates and for the periods indicated in conformity with the Instructions for the Preparation of Call Reports as promulgated by applicable regulatory authorities. The Call Reports do not contain any items of special or nonrecurring income or any other income not earned in the ordinary course of business except as expressly specified therein. The Bank has calculated its allowance for loan losses in accordance with GAAP, which includes regulatory accounting principles ("RAP") where applicable, as applied to banking institutions and in accordance with all applicable rules and regulations. To the knowledge of the Company, the allowance for loan losses account for the Bank is, and as of the Closing Date will be, adequate in all material respects to provide for all losses, net of recoveries relating to loans previously charged off, on all outstanding loans of the Bank.

     Section 3.09  Undisclosed Liabilities. Neither the Company nor the Bank has
                   -----------------------
any material liability or obligation, accrued, absolute, contingent or otherwise and whether due or to become due (including, without limitation, unfunded obligations under any Employee Benefit Plan or liabilities for federal, state or local taxes or assessments or liabilities under any tax sharing agreements) that are not reflected in or disclosed in the Financial Statements or the Call Report, which are required to be so reflected under GAAP or RAP, as the case may be, except (A) those liabilities and expenses incurred in the ordinary course of business and consistent with past business practices since the date of the Company Financial Statements or the Call Report, respectively or (B) as disclosed on Schedule 3.09.

     Section 3.10  Litigation.  Except as set forth on Schedule 3.10, there are
                   ----------
no actions, claims, suits, investigations, or other proceedings of any kind or nature now pending or, to the knowledge of the Company, threatened against the Company or the Bank, that in any manner involve the Company or the Bank or any of their respective properties or capital stock, and neither the Company nor the Bank knows or has any reason to be aware of any basis for the same, which would, in the event of an unfavorable outcome, result in a Material Adverse Change.

     Section 3.11  Absence of Certain Changes or Events.  Except as set forth on
                   ------------------------------------
Schedule 3.11, since December 31, 1999, each of the Company and the Bank has conducted its business only in the ordinary course and has not:

          A. Incurred any obligation or liability except deposits taken and federal funds purchased and current liabilities for trade or business obligations in the ordinary course of business and consistent with past practices, which individually or in the aggregate, result in a Material Adverse Change;

          B. Discharged or satisfied any material lien, charge or encumbrance or paid any material obligation or liability except in the ordinary course of business and consistent with past practices;

          C. Declared or paid any dividends or other distribution to its shareholders, other than consistent with past practices, or purchased, retired or redeemed, or obligated itself to purchase, retire or redeem, any of its shares of capital stock or other securities;

          D. Issued, reserved for issuance, granted, sold or authorized the issuance of any shares of its capital stock or other securities or subscriptions, options, warrants, calls, rights or commitments of any kind relating to the issuance thereto;

          E. Acquired any capital stock or other equity securities or acquired any equity or ownership interest in any bank, corporation, partnership or other entity (except (i) through settlement of indebtedness, foreclosure, or the exercise of creditors' remedies or (ii) in a fiduciary capacity, the ownership of which does not expose it to any liability from the business, operations or liabilities of such person);

          F. Mortgaged, pledged or subjected to lien, charge, security interest or any other encumbrance or restriction any of its material properties, businesses or assets;

          G. Sold, transferred, leased to others or otherwise disposed of any of its material assets except in the ordinary course of business and consistent with past practices, or canceled or compromised any debt or claim, or waived or released any right or claim of material value;

          H. Terminated, canceled or surrendered, or received any notice of or threat of termination or cancellation of any contract, lease or other agreement or suffered any damage, destruction or loss (whether or not constituting, or reasonably anticipated to constitute, a Material Adverse Change covered by insurance), which, in any case or in the aggregate, could reasonably be expected to result in a Material Adverse Change;

          I. Made any change in the rate of compensation, commission, bonus or other direct or indirect remuneration payable, or paid or agreed or orally promised to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance or vacation pay, to any shareholder, director or executive officer, except for normal increases in compensation consistent with past practices;

          J. Made any capital expenditures or capital additions or betterments in excess of an aggregate of $100,000;

          K. Had instituted against it, settled or agreed to settle any litigation, action or proceeding before any court or governmental body relating to its property other than routine collection suits instituted by it to collect amounts owed;

          L. Suffered any change, event or condition that, in any case or in the aggregate, has caused or could reasonably be expected to result in a Material Adverse Change; or

          M. Sold, or knowingly disposed of, or otherwise knowingly divested itself of the ownership, possession, custody or control, of any corporate books or records of any nature that, in accordance with sound business practice, normally are retained for a period of time after their use, creation or receipt, except at the end of the normal retention period.

     Section 3.12  Leases, Contracts and Agreements.  Schedule 3.12 sets forth
                   --------------------------------
an accurate and complete description of all leases, subleases, licenses, contracts and agreements to which the Company or the Bank is a party or by which the Company or the Bank is bound that obligate or could reasonably be expected to obligate the Company, or the Bank in the aggregate for an amount in excess of $100,000 over the entire term of any such agreement or related contracts of a similar nature which in the aggregate obligate or could reasonably be expected to obligate the Company or the Bank for an amount in excess of $100,000 over the remaining term of such related contracts (the "Contracts"). The Company has made all such Contracts available to Purchaser. Except as set forth in Schedule 3.12, no participations or loans have been sold that have buy back, recourse or guaranty provisions that create contingent or direct liabilities of the Company or the Bank. To the knowledge of the Company and the Bank, all of the Contracts are legal, valid and binding obligations of the parties to the Contracts enforceable in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and to general equitable principles, and are in full force and effect. Except as described in Schedule 3.12, all rent and other payments by the Bank under the Contracts are current, there are no existing defaults by the Company or the Bank under the Contracts and no termination, condition or other event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default under the Contracts. The Company or the Bank, respectively, has a good and indefeasible leasehold interest in each parcel of real property leased by it free and clear of all mortgages, pledges, liens, encumbrances and security interests, other than statutory and contractual landlord liens, if any, and mortgages and other encumbrances placed on the real property by the owner.

     Section 3.13  Title to Properties.  Except as reflected in Schedule 3.13 or
                   -------------------
in the latest balance sheet contained in the Financial Statements, each of the Company and the Bank has good, indefeasible and insurable title to all material properties and assets reflected as assets in their respective balance sheets or acquired after the date thereof (other than properties or assets disposed of since the date of such balance sheets in the ordinary course of business) free and clear of all liens, mortgages, pledges, encumbrances and charges of every kind except (a) liens created in favor of a lender pursuant to a written loan agreement, a copy of which has been provided to the Purchaser, (b) liens for taxes not yet due and payable or being contested in good faith that have been adequately reserved against on the books of the Company or the Bank, or (c) defects in title and liens, charges and encumbrances, if any, that do not materially detract from the value, or materially interfere with the present or proposed use, of the property or asset subject thereto or affected thereby, or otherwise materially impair the business operations of the Company or the Bank, respectively.

     Section 3.14  Tax Matters.  The Company and the Bank have filed all
                   -----------
material tax returns required by law to be filed and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments that are payable before they have become delinquent. To the knowledge of the Company, there is no proposed tax assessment against the Company or the Bank. The amounts set up as provisions for current or deferred taxes on the Financial Statements are sufficient in all material respects for the payment of all unpaid taxes (including any interest or penalties) of or on behalf of the Company and the Bank applicable to the periods covered by the Financial Statements, and all years and periods prior thereto. No income tax liability of the Company or the Bank has been asserted by the Internal Revenue Service for taxes in excess of those already paid. Neither the Company nor the Bank is involved in an ongoing audit of any federal income tax return. Neither the Company nor the Bank has been granted any extension of time with respect to the date on which any tax return was or is due to be filed by or with respect to either the Company or the Bank, or any waiver or agreement by any such entity for the extension of time for the assessment or collection of any tax. The amounts set up as provisions for current or deferred taxes on the Financial Statements and the Call Report are sufficient in all material respects for the payment of all unpaid federal, state, county, local, foreign or other taxes (including any interest or penalties) of or on behalf of the Company and the Bank applicable to the periods covered by each entity's financial statements, and all years and periods prior thereto. True and complete copies of the Federal income tax returns of the Company and the Bank as filed with the Internal Revenue Service (the "IRS") for the years ended December 31, 1996, 1997, and 1998 have been made available to Purchaser.

     Section 3.15  No Guaranties.  Except as set forth in Schedule 3.15, none of
                   -------------
the obligations or liabilities of the Company or the Bank are guaranteed by any other person, firm or corporation, nor has the Company or the Bank guaranteed the obligations or liabilities of any other person, firm or corporation, other than in the ordinary course of business.

     Section 3.16  Books and Records.  The minute books, stock certificate books
                   -----------------
and stock transfer ledgers of the Company and the Bank, respectively, are complete and correct in all material respects, and there have been no transactions involving the business of the Company or the Bank that were required to have been set forth therein and that have not been accurately so set forth.

     Section 3.17  Regulatory Compliance.  All material reports, records and
                   ---------------------
other documents or information required to be filed by the Company or the Bank with any regulatory authority, including, without limitation, the Federal Reserve, the FDIC, the Office of the Comptroller of the Currency and the Internal Revenue Service, have been duly and timely filed, and all information and data contained in such reports, records or other documents is true, accurate and correct in all material respects. Further, since January 1, 1996, the Company has timely filed all reports and documents required to be filed by it under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, and, as of their respective dates, all such reports complied in all material respects with the published rules and regulations of the Securities and Exchange Commission with respect thereto.

     Section 3.18  Condition of Assets.  As of the date of this Agreement, all
                   -------------------
material tangible assets used by the Company and the Bank, respectively, are in good operating condition, ordinary wear and tear excepted, and substantially comply with all applicable ordinances, regulations, zoning and other laws. As of the date of this Agreement, none of the Company's or the Bank's premises or equipment are in need of maintenance or repairs other than ordinary routine maintenance and repairs that are not material in nature or cost. As of the Closing Date, all material tangible assets used by the Company and the Bank, respectively, will be in good operating condition, ordinary wear and tear excepted, and will substantially comply with all applicable ordinances, regulations, zoning and other laws.

     Section 3.19  Proprietary Rights.  Except as set forth on Schedule 3.19,
                   ------------------
neither the Company nor the Bank owns or requires the use of any patent, patent application, patent right, invention, process, trademark (whether registered or unregistered), trademark application, trademark right, trade name, service name, service mark, copyright or any trade secret ("Proprietary Rights") for the business or operations of the Company or the Bank. To the Company's knowledge, neither the Company nor the Bank are infringing upon or otherwise acting adversely to, and have not in the past three (3) years infringed upon or otherwise acted adversely to, any Proprietary Right owned by any other person or persons. There is no claim or action by any such person pending, or to the knowledge of the Company threatened, with respect thereto.

     Section 3.20  Transactions with Certain Persons and Entities.  Except as
                   ----------------------------------------------
disclosed in Schedule 3.20, neither the Company nor the Bank owes any amount to (excluding deposit liabilities), or has any loan, contract, lease, commitment or other obligation from or to any of the present or former directors or officers (other than compensation for current services not yet due and payable and reimbursement of expenses arising in the ordinary course of business) of the Company or the Bank, and none of such persons owes any amount to the Company or the Bank. Except as set forth on Schedule 3.20, neither the Company nor the Bank use any asset owned by any shareholder or any present or former directors or officers of the Company or the Bank in either of their operations, nor do any of such persons own real property that is adjacent to the property on which any Bank facility is located. Except as set forth on Schedule 3.20, there are no agreements, instruments, commitments, extensions of credit, tax sharing or allocation agreements or other contractual agreements of any kind between or among the Company, whether on its own behalf or in its capacity as trustee or custodian for the funds of any employee benefit plan (as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and any of its Affiliates (as defined in Section 11.10) other than the Bank and the Company's Employee Stock Ownership/401(k) Plan (the "ESOP").

     Section 3.21  Evidences of Indebtedness.  All evidences of indebtedness and
                   -------------------------
leases that are reflected as assets of the Company or the Bank are legal, valid and binding obligations of the respective obligors thereof, enforceable in accordance with their respective terms (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and the availability of injunctive relief, specific performance and other equitable remedies) and are not subject to any known or threatened defenses, offsets or counterclaims that may be asserted against the Company, the Bank or the present holder thereof, except as disclosed in Schedule
3.21 or except for situations in which the inability of the Company to collect on any such indebtedness would have a material impact on the Company or the Bank. The credit files of the Bank contain all material information (excluding general, local or national industry, economic or similar conditions) known to the Company or the Bank that is reasonably required to evaluate in accordance with generally prevailing practices in the banking industry the collectibility of the loan portfolio of the Bank (including loans that will be outstanding if any of them advances funds they are obligated to advance). The Company has disclosed all of the substandard, doubtful, loss, nonperforming or problem loans on the internal watch list of the Company and the Bank, a copy of which as of December 31, 1999, has been provided to Purchaser on a confidential basis.

     Section 3.22  Environmental Compliance.  Except as disclosed on Schedule
                   ------------------------
3.22:

          A. Each of the Company and the Bank, their respective operations and their respective Properties (as defined in Section 11.10) are in material compliance with all Environmental Laws (as defined in Section 11.10). Neither the Company nor the Bank is aware of, nor has the Company or the Bank received notice of, any past, present, or future conditions, events, activities, practices or incidents that may interfere with or prevent the material compliance of the Company or the Bank with all Environmental Laws.

          B. The Company and the Bank have obtained all material permits, licenses and authorizations that are required under all Environmental Laws.

          C. No Hazardous Materials (as defined in Section 11.10) exist on, about or within any of the Properties, nor to the knowledge of the Company and the Bank have any Hazardous Materials previously existed on, about or within or been used, generated, stored, transported, disposed of, on or released from any of the Properties. The use that the Company and the Bank make and intend to make of the Properties will not result in the use, generation, storage, transportation, accumulation, disposal or release of any Hazardous Material on, in or from any of the Properties.

          D. There is no action, suit, proceeding, investigation, or inquiry before any court, administrative agency or other governmental authority pending or to the knowledge of the Company threatened against the Company or the Bank relating in any way to any Environmental Law. Neither the Company nor the Bank has any liability for remedial action under any Environmental Law. Neither the Company nor the Bank has received any request for information by any governmental authority with respect to the condition, use or operation of any of the Properties nor has the Company or the Bank received any notice of any kind from any governmental authority or other person with respect to any violation of or claimed or potential liability of any kind under any Environmental Law.

     Section 3.23  Absence of Certain Business Practices.  Neither the Company
                   -------------------------------------
nor the Bank, or any officer, employee or agent of the Company or the Bank, or any other person acting on their behalf, has, directly or indirectly, within the past five (5) years, given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder the business of the Company or the Bank (or assist the Company or the Bank in connection with any actual or proposed transaction) that (A) might subject the Company or the Bank to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (B) if not given in the past, might have resulted in a Material Adverse Change or (C) if not continued in the future might result in a Material Adverse Change or might subject the Company or the Bank to suit or penalty in any private or governmental litigation or proceeding.

     Section 3.24  Forms of Instruments, Etc.  The Company has made, and will
                   -------------------------
make, available to Purchaser copies of all standard forms of notes, mortgages, deeds of trust and other routine documents of a like nature used on a regular and recurring basis by the Company and the Bank in the ordinary course of its business.

     Section 3.25  Employee Benefit Plans.  Set forth on Schedule 3.25 is a
                   ----------------------
complete and correct list of all employee benefit plans, ERISA, all benefit plans as defined in (S) 6039D of the Internal Revenue Code of 1986, as amended (the "Code"), and all other bonus, deferred compensation, profit sharing, stock option, severance, health, life, disability, group insurance, fringe benefit or welfare plan or any other similar plan, agreement, policy or understanding, and any trust, escrow or other agreement related thereto, which (a) is currently or has been at any time within the last sixty (60) months maintained or contributed to by the Company or the Bank, or with respect to which the Company or the Bank has any liability, and (b) provides benefits, or describes policies or procedures applicable to any officer, employee, service provider, former officer or former employee of the Company or the Bank, or the dependents of any thereof, regardless of whether funded (the "Employee Plans").

     No Employee Plan is a defined benefit plan within the meaning of (S) 3(35) of ERISA. Except as disclosed on Schedule 3.25(A), during the last sixty (60) months, neither the Company nor the Bank has maintained, sponsored or been obligated to contribute to any Employee Plans that are subject to Title IV of ERISA. Except as disclosed on Schedule 3.25(B), the Company has delivered or made available to Purchaser true, accurate and complete copies of the documents comprising each Employee Plan, and such other documents, records or other materials related thereto reasonably requested by Purchaser. Except as disclosed on Schedule 3.25(B), there have been no prohibited transactions, breaches of fiduciary duty or any other breaches or violations of any law applicable to the Employee Plans that would subject Purchaser, the Company or the Bank to any material liability. Each Employee Plan intended to be qualified under Code section 401(a) has a current favorable determination letter and has been operated in all material respects in compliance with applicable law. There are no pending or, to the knowledge of the Company and the Bank, threatened claims, lawsuits or actions relating to any Employee Plan (other than ordinary course claims for benefits). There is no medical, dental, life or disability coverage for any period of time beyond termination of employment (except to the extent of coverage required under (S) 4980B of the Code and (S) 601 of ERISA). Except with respect to the executive retention agreements, the Independent Bankshares, Inc. 1999 Stock Option Plan and the Independent Bankshares, Inc. Employee Stock Ownership/401(k) Plan as disclosed on Schedule 3.25(C), the consummation of the transactions contemplated by this Agreement will not accelerate the time of payment or vesting, or increase the amount, of compensation due to any employee, officer, former employee or former officer of the Company or the Bank. Except as disclosed on Schedule 3.25(D), there is not now, nor has there been during the sixty (60) preceding months, any trade or business with which the Company or the Bank is required by any of the rules contained in the Code or ERISA to be treated as a single employer.

     Section 3.26  Agreements with Regulators.  Except as set forth on Schedule
                   --------------------------
3.26, neither the Company nor any subsidiary of the Company is a party to any written agreement or memorandum of understanding with, nor a party to any commitment letter or similar undertaking to, nor subject to any order or directive by, any regulatory authority. Neither the Company nor any subsidiary has been advised by any regulatory authority that such authority is contemplating issuing or requesting any such agreement, memorandum or commitment, understanding, order or directive.

     Section 3.27  Insurance.  Schedule 3.27 contains an accurate and complete
                   ---------
list and brief description of all policies of insurance, including fidelity and bond insurance, of the Company and the Bank. Except as set forth on Schedule 3.27, all such policies (A) are sufficient in all material respects for compliance by the Company and the Bank with all requirements of law and all agreements to which the Company or the Bank is a party, (B) are valid, outstanding and enforceable except as enforceability may be limited by bankruptcy, conservatorship, insolvency, moratorium, reorganization, receivership, or similar laws and judicial decisions affecting the rights of creditors generally and by general principles of equity (whether applied in a proceeding at law or equity), (C) will not in any significant respect be affected by, and will not terminate or lapse by reason of, the transactions contemplated by this Agreement, and (D) are presently in full force and effect, no notice has been received of the cancellation, or threatened or proposed cancellation, of any such policy and there are no unpaid premiums due thereon. To the best of their knowledge, neither the Company nor the Bank is in default with respect to the provisions of any such policy and has not failed to give any
notice or present any claim thereunder in a due and timely fashion.   Except as
set forth on Schedule 3.27, there have been no claims under any fidelity bonds of the Company or the Bank within the last three (3) years and the Company is not aware of any facts that would form the basis of a claim under such bonds.

     Section 3.28  No Adverse Change.  Except as disclosed in the
                   -----------------
representations and warranties made in this Article III, there has not been any Material Adverse Change since December 31, 1999, nor has any event or condition occurred that has resulted in, or has a reasonable possibility of resulting in the future, in a Material Adverse Change.

     Section 3.29  Dissenting Shareholders.  The Company has no knowledge of any
                   -----------------------
plan or intention on the part of any of the Company shareholders to make written demand for payment of the fair value of their shares of the Company Stock in the manner provided by applicable law.

     Section 3.30  Fiduciary Responsibilities.  Except as set forth on Schedule
                   --------------------------
3.30, the Company and the Bank have performed in all material respects all of their respective duties as a trustee, custodian, guardian or as an escrow agent in a manner that complies in all material respects with all applicable laws, regulations, orders, agreements, instruments and common law standards. Except as set forth on Schedule 3.30, neither the Company nor the Bank has any reason to be aware of any basis for the same.

     Section 3.31  Representations Not Misleading.  No representation or
                   ------------------------------
warranty by the Company contained in this Agreement, nor any statement, exhibit or schedule furnished to the Purchaser by the Company under and pursuant to, or in anticipation of this Agreement, contains or will contain on the Closing Date any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements contained herein or therein, in light of the circumstances under which it was or will be made, not misleading.


                                  ARTICLE IV.
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby makes the representations and warranties set forth in this
Article IV to the Company.

     Section 4.01  Organization and Qualification.  Purchaser is a corporation
                   ------------------------------
duly organized, validly existing and in good standing under all laws, rules, and regulations applicable to corporations located in the State of Texas. Purchaser has all requisite corporate power and authority (including all licenses, franchises, permits and other governmental authorizations as are legally required) to carry on its business as now being conducted, to own, lease and operate its properties and assets as now owned, leased or operated and to enter into and carry out its obligations under this Agreement.

     Section 4.02  Execution and Delivery.  Purchaser has taken all corporate
                   ----------------------
action necessary to authorize the execution, delivery and (provided the required regulatory approvals are obtained) performance of this Agreement and the other agreements and documents contemplated hereby to which it is a party, including, but not limited to, the Merger Agreement. This Agreement has been, and the other agreements and documents contemplated hereby, including, but not limited to, the Merger Agreement, have been or at Closing will be, duly executed by Purchaser and each constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its respective terms and conditions, except as enforceability may be limited by bankruptcy, conservatorship, insolvency, moratorium, reorganization, receivership or similar laws and judicial decisions affecting the rights of creditors generally and by general principles of equity (whether applied in a proceeding at law or in equity).

     Section 4.03  Compliance with Laws, Permits and Instruments.  The
                   ---------------------------------------------
execution, delivery and (provided the required regulatory approvals are obtained) performance of this Agreement and the other agreements contemplated hereby, including, but not limited to the Merger Agreement, and the consummation of the transactions contemplated hereby and thereby, will not conflict with, or result, by itself or with the giving of notice or the passage of time, in any violation of or default or loss of a benefit under, (i) any provision of the Articles of Incorporation or Bylaws of Purchaser, (ii) any material provision of any mortgage, indenture, lease, contract, agreement or other instrument applicable to Purchaser or its assets, operations, properties or businesses now conducted or heretofore conducted or (iii) any statute, law, ordinance, rule or regulation applicable to Purchaser.

     Section 4.04  Litigation.  No legal action, suit or proceeding or judicial,
                   ----------
administrative or governmental investigation is pending or, to the knowledge of Purchaser, threatened against Purchaser that questions or might question the validity of this Agreement or the agreements contemplated hereby, including, but not limited to, the Merger Agreement, or any actions taken or to be taken by Purchaser pursuant hereto or thereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby.

     Section 4.05  Consents and Approvals.  Except for regulatory approvals as
                   ----------------------
disclosed in Schedule 4.05, no approval, consent, order or authorization of, or registration, declaration or filing with, any governmental authority or other third party is required on the part of Purchaser in connection with the execution, delivery or performance of this Agreement or the agreements contemplated hereby, including, but not limited to, the Merger Agreement or the consummation by Purchaser of the transactions contemplated hereby or thereby.

     Section 4.06  Financial Statements.  The Purchaser has furnished to the
                   --------------------
Company true and complete copies of (i) the audited consolidated balance sheets of the Purchaser as of December 31, 1997 and 1998, and the related audited consolidated statements of income, stockholders' equity and cash flows for the years ended December 31, 1996, 1997 and 1998, (ii) an unaudited consolidated balance sheet of the Purchaser as of December 31, 1999, and the related unaudited consolidated statement of income for the year ended December 31, 1999 (such balance sheets and the related statements of income, stockholders' equity and cash flows are collectively referred to herein as the "Purchaser Financial Statements"). Except as described in the notes to the Purchaser Financial Statements, the Purchaser Financial Statements fairly present, in all material respects, the consolidated financial position of the Purchaser as of the respective dates thereof and the results of operations and changes in financial position of the Purchaser for the periods then ended, in conformity with GAAP (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments and the fact that they do not contain all of the footnote disclosures required by GAAP).

     Section 4.07  Agreements with Regulators.  Neither Purchaser nor any
                   --------------------------
subsidiary of Purchaser is a party to any written agreement or memorandum of understanding with, nor a party to any commitment letter or similar undertaking to, nor subject to any order or directive by, any regulatory authority. Neither Purchaser nor any subsidiary has been advised by any regulatory authority that such authority is contemplating issuing or requesting any such agreement, memorandum or commitment, understanding, order or directive.

     Section 4.08  Regulatory Approvals.  To Purchaser's knowledge, no fact or
                   --------------------
circumstance exists that would delay or prevent Purchaser from obtaining the approvals and consents set forth on Schedule 4.05 or will result in the imposition of a condition or restriction on Purchaser.

     Section 4.09  Representations Not Misleading.  No representation or
                   ------------------------------
warranty by Purchaser contained in this Agreement, nor any statement, exhibit or schedule furnished to the Company by Purchaser under and pursuant to, or in anticipation of this Agreement, contains or will contain on the Closing Date any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which it was or will be made, not misleading.

                                  ARTICLE V.
                           COVENANTS OF THE COMPANY

     The Company hereby makes the covenants set forth in this Article V to Purchaser.

     Section 5.01  Best Efforts.  The Company will use its best efforts to cause
                   ------------
the consummation of the transactions contemplated hereby in accordance with the terms and conditions of this Agreement.

     Section 5.02  Merger Agreement.  The Company will, as soon as practicable
                   ----------------
after the execution of this Agreement, duly authorize and enter into the Merger Agreement, the form of which is attached hereto as Exhibit A, and perform all of
                                                   ---------
its obligations thereunder.

     Section 5.03  Information for Applications and Statements.  The Company
                   -------------------------------------------
will promptly, but in no event later than ten (10) business days after receipt of a request by Purchaser, prepare and furnish to Purchaser all information concerning the Company and the Bank, including, but not limited to, financial statements, required for inclusion in any application or statement to be made by Purchaser to or filed by Purchaser with any governmental body in connection with the transactions contemplated by this Agreement or in connection with any unrelated transactions during the pendency of this Agreement, and the Company represents and warrants that all information so furnished for such statements and applications shall be true and correct in all material respects and shall not omit any material fact required to be stated therein or necessary to make the statements made, in light of the circumstances under which they were made, not misleading. The Company shall, and shall cause the Bank to, otherwise fully cooperate with Purchaser in the filing of any applications or other documents necessary to consummate the transactions contemplated by this Agreement, including the Merger.

     Section 5.04  Required Acts of the Company.  Prior to the Closing, the
                   ----------------------------
Company shall, and shall cause the Bank to, unless otherwise permitted in writing by Purchaser:

             A. Operate only in the ordinary course of business and consistent with prudent banking practices;

            B. Except as required by prudent business practices, use all reasonable efforts to preserve its business organization intact and to retain its present customers, depositors, suppliers, correspondent banks, officers, directors, employees and agents;

            C. Perform all of its obligations under contracts, leases and documents relating to or affecting its assets, properties and business except such obligations as it may in good faith reasonably dispute;

            D. Except as required by prudent business practices, maintain all offices, machinery, equipment, materials, supplies, inventories, vehicles and other properties owned, leased or used by it (whether under its control or the control of others), in good operating condition and repair, ordinary wear and tear excepted;

            E. Maintain in full force and effect all insurance policies now in effect or renewals or replacements thereof and, except as required by prudent business practices that do not jeopardize insurance coverage, give all notices and present all claims under all insurance policies in due and timely fashion;

            F. Timely file all reports required to be filed with governmental authorities and observe and conform to all applicable laws, rules, regulations, ordinances, codes, orders, licenses and permits, except those being contested in good faith by appropriate proceedings;

            G. Timely file all tax returns required to be filed by it and promptly pay all taxes, assessments, governmental charges, duties, penalties, interest and fines that become due and payable, except those being contested in good faith by appropriate proceedings; and

            H. Withhold from each payment made to each of its employees the amount of all taxes (including, but not limited to, federal income taxes, FICA taxes and state and local income and wage taxes) required to be withheld therefrom and pay the same to the proper tax receiving officers.

            I. Follow the Company's existing policies and methods of operation listed on Schedule 5.04I.

     Section 5.05  Prohibited Acts of the Company.  Prior to the Closing,
                   ------------------------------
neither the Company nor the Bank shall, without the prior written consent of
Purchaser:

            A. Take any action that could reasonably be anticipated to result in a Material Adverse Change;

            B. Take or fail to take any action that would cause or permit the representations and warranties made in Article III hereof to be inaccurate at the time of the Closing or preclude the Company from making such representations and warranties at the time of the Closing;

            C. Cause or fail to use its best efforts to prevent the loss of insurance coverage, unless replaced with coverage that is substantially similar in amount to that now in effect and issued by a comparable insurer;

            D. Change its Articles of Incorporation, Articles of Association, Bylaws or authorized capital stock;

            E. Except as explicitly permitted hereunder or in accordance with applicable law, engage in any transaction with any affiliated person or allow such persons to acquire any assets from the Company except in the form of wages, salaries, bonuses, and reimbursement of expenses and by loans secured by collateral having a fair market value at least equal to the principal balance due on such loan to its officers, directors and employees;

            F. Incur any obligation or liability, absolute, accrued, contingent or otherwise, except in the ordinary course of business;

            G. Discharge or satisfy any lien, charge or encumbrance or pay any obligation or liability, whether absolute or contingent, due or to become due, except in the ordinary course of business;

            H. Declare or make any payment of dividends or other distribution to its shareholders or purchase, retire or redeem, or obligate itself to purchase, retire or redeem, any of its shares of capital stock or other securities, except as consistent with past practices;

            I. Issue, reserve for issuance, grant, sell or authorize the issuance of any shares of its capital stock or other securities or subscriptions, options, warrants, calls, rights or commitments of any kind relating to the issuance thereto;

            J. Acquire any capital stock or other equity securities or acquire any equity or ownership interest in any bank, corporation, partnership or other entity (except (i) through settlement of indebtedness, foreclosure, or the exercise of creditors' remedies or (ii) in a fiduciary capacity, the ownership of which does not expose it to any liability from the business, operations or liabilities of such person);

            K. Mortgage, pledge or subject to lien, charge, security interest or any other encumbrance or restriction any of its property, business or assets, tangible or intangible except in the ordinary course of business;

            L. Sell, transfer, lease to others or otherwise dispose of any of its assets or cancel or compromise any debt or claim, or waive or release any right or claim of material value, except in the ordinary course of business;

            M. Terminate, cancel or surrender any contract, lease or other agreement or suffer any damage, destruction or loss which in the aggregate, is reasonably expected to result in a Material Adverse Change;

            N. Except as set forth herein or pursuant to the Schedules provided for herein, make any change in the rate of compensation, commission, bonus or other direct or indirect remuneration payable, or pay or agree or orally promise to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance or vacation pay, to or for the benefit of any of its shareholders, directors, executive officers, or enter into any employment or consulting contract or other agreement with any director or executive officer or adopt, amend in any material respect or terminate any pension, employee welfare, retirement, stock purchase, stock option, stock appreciation rights, termination, severance, income protection, golden parachute, savings or profit-sharing plan (including trust agreements and insurance contracts embodying such plans), any deferred compensation, or collective bargaining agreement, any group insurance contract or any other incentive, welfare or employee benefit plan or agreement maintained by it for the benefit of its directors, employees or former employees, except for normal periodic increases in the compensation payable to executive officers, officers or salaried employees, consistent with past practices and made in the ordinary course of business;

            O. Except for improvements or betterments relating to Properties, make any capital expenditures or capital additions or betterments in excess of an aggregate of $100,000;

            P. Hire or employ any person with an annual salary equal to or greater than $50,000;

            Q. Enter into or give any promise, assurance or guarantee of the payment, discharge or fulfillment of any undertaking or promise made by any other person, firm or corporation other than in the ordinary course of business;

            R. Sell or knowingly dispose of, or otherwise divest itself of the ownership, possession, custody or control, of any corporate books or records of any nature that, in accordance with sound business practice, normally are retained for a period of time after their use, creation or receipt, except at the end of the normal retention period;

            S. Make any, or acquiesce with any, change in any accounting methods, principles or material practices;

            T. Make, renew, extend the maturity of, acquire a participation in, reacquire an interest in a participation sold or alter any of the material terms of any loan to any single borrower and his or her related interests in excess of the principal amount of $100,000 on an unsecured basis or $750,000 on a secured basis, provided, however, that the consent of Purchaser shall be deemed to have been given as follows (unless earlier given or denied in writing) (i) with respect to any loan presented at a regularly scheduled meeting of the Bank's Executive Loan Committee, at the later of 3:00 p.m. on the business day of such meeting or the adjournment of such meeting, provided that all information provided to the members of the Bank's Executive Loan Committee with respect to such loan is delivered to Purchaser at the same time it is delivered to such committee members, and (ii) with respect to all other loans, at the close of business on the next business day after Purchaser?s consent is requested and all information relating to the making, renewal or alteration of such loan is furnished to Purchaser; or

            U. Sell or purchase any investment securities with a maturity in excess of three years and in an amount in excess of $1,000,000.

     Section 5.06  Access; Pre-Closing Investigation.  Subject to the provisions
                   ---------------------------------
of Article X, the Company shall afford the officers, directors, employees, attorneys, accountants, investment bankers and authorized representatives of Purchaser reasonable access to the properties, books, contracts and records of the Company and the Bank, permit Purchaser to make such inspections (including without limitation with regard to such properties physical inspection of the surface and subsurface thereof and any structure thereon) as they may require and furnish to Purchaser during such period all such information concerning the Company and the Bank and their respective affairs as Purchaser may reasonably request, in order that Purchaser may have an opportunity to make such reasonable investigation as it shall desire to make of the affairs of the Company and the Bank, including, without limitation, access sufficient to verify the value of the assets and the liabilities of the Company and the Bank and the satisfaction of the conditions precedent to Purchaser's obligations described in Article VIII of this Agreement. The Company agrees at any time, and from time to time, to furnish to Purchaser as soon as practicable, any additional information that Purchaser may reasonably request.

     Section 5.07  Invitations to and Attendance at Directors' and Committee
                   ---------------------------------------------------------
Meetings.  The Company shall give notice, and shall cause the Bank to give
--------
notice, to two (2) designees of Purchaser, and shall invite such persons to attend all regular and special meetings of the board of directors of the Company and the Bank and all regular and special meetings of any senior management committee (including but not limited to the executive committee and the loan and discount committee of the Bank) of the Company or the Bank. Such designees shall execute confidentiality agreements satisfactory to the Company and the Bank. Such designees shall have no right to vote and may be excluded from sessions of board and committees during which there is being discussed (A) matters involving this Agreement (B) information or material that the Company or the Bank is required or obligated to maintain as confidential under applicable laws or regulations or policies or procedures of the Company or the Bank, or (C) pending or threatened litigation or investigations if, in the opinion of counsel to the Company, the presence of such designees would or might adversely affect the confidential nature of or any privilege relating to the matters being discussed.

     Section 5.08  Additional Financial Statements.  The Company shall promptly
                   -------------------------------
furnish Purchaser with (A) audited financial statements of the Company as of and for the period ending December 31, 1999, (B) the Company's 10K's and 10Q's for each quarter or year-end, as the case may be, from the date of this Agreement until the Closing Date, and (C) true and complete copies of each additional Report of Condition and Income of the Bank filed after March 31, 2000.

     Section 5.09  Untrue Representations.  The Company shall promptly notify
                   ----------------------
Purchaser in writing if the Company becomes aware of any fact or condition that makes untrue, or shows to have been untrue, in any material respect, any schedule or any other information furnished to Purchaser or any representation or warranty made in or pursuant to this Agreement or that results in the Company's failure to comply with any covenant, condition or agreement contained in this Agreement.

     Section 5.10  Litigation and Claims.  The Company shall promptly notify
                   ---------------------
Purchaser in writing of any litigation, or of any claim, controversy or contingent liability that might be expected to become the subject of litigation, against the Company or the Bank or affecting any of their respective properties if such litigation or potential litigation might, in the event of an unfavorable outcome, result in a Material Adverse Change, and the Company shall promptly notify Purchaser of any legal action, suit or proceeding or judicial, administrative or governmental investigation, pending or, to the knowledge of the Company, threatened against the Company or the Bank that questions or might question the validity of this Agreement or the agreements contemplated hereby, including, but not limited to, the Merger Agreement or any actions taken or to be taken by the Company or the Bank pursuant hereto or thereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby.

     Section 5.11  Adverse Changes.  The Company shall promptly notify Purchaser
                   ---------------
in writing if any change shall have occurred or been threatened (or any development shall have occurred or been threatened involving a prospective change) in the business, financial condition, operations or prospects of the Company or the Bank that has or may reasonably be expected to have or lead to a Material Adverse Change.

     Section 5.12  No Negotiation with Others.  The Company shall not, directly
                   --------------------------
or indirectly, nor shall it permit the Bank or their respective officers, directors, employees, representatives or agents to, directly or indirectly encourage, solicit or initiate discussions or negotiations with, or, except upon advice of counsel to the extent required to fulfill the fiduciary duties owed to the shareholders of the Company, entertain, discuss or negotiate with, or provide any information to, or cooperate with, any corporation, partnership, person or other entity or group (other than Purchaser or its Affiliates or associates or officers, partners, employees or other authorized representatives of Purchaser or such Affiliates or associates) concerning any merger, tender offer or other takeover offer, sale of substantial assets, sale of shares of capital stock or similar transaction involving the Company or the Bank. Immediately upon receipt of any unsolicited offer, the terms of which are equal to or superior to the terms of this Agreement, the Company will communicate to Purchaser the terms of any proposal or request for information and the identity of the parties involved.

     Section 5.13  Consents and Approvals.  The Company shall use its best
                   ----------------------
efforts to obtain all consents and approvals from third parties, including those listed on Schedule 3.07, at the earliest practicable time.

     Section 5.14  Payment of Bonuses to Employees.  The Company shall pay all
                   -------------------------------
bonuses consistent with past practices. In addition, the Company shall pay prorated bonuses consistent with past practices for calendar year 2000 based on the calendar month-end immediately preceding the Closing Date. Schedule 5.14 lists the bonus amount paid in 1999 and the proposed maximum bonus amounts for 2000.

     Section 5.15  ESOP Issues.  Immediately prior to the Effective Time, the
                   -----------
Company shall make a cash contribution to the ESOP in an amount sufficient to allow the ESOP to repay its indebtedness owed to the Company. Following the payment of such debt and immediately prior to the Effective Time, the ESOP will be terminated in accordance with the terms of ERISA and all other applicable law.

     Section 5.16  Supplemental Indenture.  On or before the Closing Date, if
                   ----------------------
required to do so, the Company will execute a supplemental indenture to the indenture governing the Trust Preferred Securities. Nothing contained in this provision shall relieve Purchaser of its obligations under Section 6.11 of this Agreement.

     Section 5.17  Environmental Investigation; Right to Terminate Agreement.
                   ---------------------------------------------------------

            A. Purchaser and its consultants, agents and representatives shall have the right to the same extent that the Company or the Bank has such right, but not the obligation or responsibility, to inspect any Property, including, without limitation, conducting asbestos surveys and sampling, environmental assessments and investigation, and other environmental surveys and analyses including soil and ground sampling

     ("Environmental Inspections") at any time on or prior to April 15, 2000. Purchaser shall notify the Company prior to any physical inspections of the Property, and the Company may place reasonable restrictions on the time of such inspections. If, as a result of any such Environmental Inspection, further investigation ("secondary investigation") including, without limitation, test borings, soil, water and other sampling is deemed desirable by Purchaser, Purchaser shall (i) notify the Company of any Property for which it intends to conduct such a secondary investigation and the reasons for such secondary investigation, and (ii) commence such secondary investigation, on or prior to April 30, 2000. Purchaser shall give reasonable notice to the Company of such secondary investigations, and the Company may place reasonable time and place restrictions on such secondary investigations.

            B.     Purchaser shall have the right to terminate this Agreement if
     (i) the factual substance of any warranty or representation set forth in
     Section 3.22 except for such matters set forth on Schedule 3.22, is not true and accurate in all material respects; (ii) the results of such Environmental Inspection, secondary investigation or other environmental survey are disapproved by Purchaser because the environmental inspection, secondary investigation or other environmental survey identifies violations or potential violations of Environmental Laws; (iii) the Company or the Bank has refused to allow Purchaser to conduct an Environmental Inspection or secondary investigation in a manner that Purchaser reasonably considers necessary; (iv) the Environmental Inspection, secondary investigation or other environmental survey identifies any past or present event, condition or circumstance that would or potentially would require material remedial or cleanup action; (v) the Environmental Inspection, secondary investigation or other environmental survey identifies the presence of any underground or above ground storage tank in, on or under any Property that is not shown to be in material compliance with all Environmental Laws applicable to the tank either now or at a future time certain, or that has had a release of petroleum or some other Hazardous Material that has not been cleaned up to the satisfaction of the relevant governmental authority or any other party with a legal right to compel cleanup and the cost of cleanup would be material; or (vi) the Environmental Inspection, secondary investigation or other environmental survey identifies the presence of any asbestos-containing material in, on or under any Property, require material expenditures to remove. On or prior to May 19, 2000, Purchaser shall advise the Company in writing as to whether Purchaser intends to terminate this Agreement pursuant to this Subsection 5.17B (i) - (vi). The Company shall have the opportunity to correct any objected to violations or conditions or breaches of representations to Purchaser's reasonable satisfaction prior to June 15, 2000. In the event that the Company fails to demonstrate its satisfactory correction of the violations or conditions to Purchaser, Purchaser may terminate the Agreement on or before June 15, 2000.

            C. The Company agrees to make available to Purchaser and its consultants, agents and representatives all documents and other material relating to environmental conditions of any Property including, without limitation, the results of other environmental inspections and surveys. The Company also agrees that all engineers and consultants who prepared or furnished such reports may discuss such reports and information with Purchaser and shall be entitled to certify the same in favor of Purchaser and its consultants, agents and representatives and make all other data available to

     Purchaser and its consultants, agents and representatives.

            D. For purposes of this Section, the term "Property" or "Properties" shall have the same meaning given in Section 11.10.


                                  ARTICLE VI.
                            COVENANTS OF PURCHASER

     Purchaser hereby makes the covenants set forth in this Article VI to the Company.

     Section 6.01  Best Efforts.  Purchaser agrees to use its best efforts to
                   ------------
cause the consummation of the transactions contemplated hereby in accordance with the terms and conditions of this Agreement.

     Section 6.02  Merger Agreement.  Purchaser will incorporate and organize
                   ----------------
Newco as a Texas corporation, and will, and will cause Newco to, as soon as practicable after the execution of this Agreement, enter into the Merger Agreement, a form of which is attached hereto as Exhibit A, and Purchaser shall
                                                 ---------
perform, and shall cause Newco to perform, all of their respective obligations thereunder. Purchaser shall vote all of the stock of Newco in favor of the Merger and the Merger Agreement.

     Section 6.03  Information for Applications and Statements.  Purchaser will
                   -------------------------------------------
promptly furnish to the Company all information concerning Purchaser and Newco, including, but not limited to, financial statements, required for inclusion in
(A) any Shareholder Information to be used by the Company in connection with the approval of the shareholders of the Company of the transactions contemplated hereby and (B) any application or statement to be made by the Company to or filed by the Company with any governmental body in connection with the transactions contemplated by this Agreement, or in connection with any unrelated transactions during the pendency of this Agreement, and Purchaser represents and warrants that all information so furnished for such statements and applications shall be true and correct in all material respects and shall not omit any material fact required to be stated therein or necessary to make the statements made, in light of the circumstances under which they were made, not misleading. Purchaser shall otherwise fully cooperate with the Company in the filing of any applications or other documents necessary to consummate the transactions contemplated by this Agreement, including the Merger.

     Section 6.04  Acts of Newco.  Prior to the Closing, Purchaser shall cause
                   -------------
Newco to refrain from taking any action or executing any agreement, document or certificate except as contemplated by this Agreement and the other agreements contemplated hereby, including, but not limited to, the Merger Agreement.

     Section 6.05  Untrue Representations.  Purchaser shall promptly notify the
                   ----------------------
Company in writing if Purchaser becomes aware of any fact or condition that makes untrue, or shows to have been untrue, in any material respect, any schedule or any other information furnished to the Company or any representation or warranty made in or pursuant to this Agreement or that results in Purchaser's failure to comply with any covenant, condition or agreement contained in this Agreement. Further, Purchaser shall promptly notify the Company in writing in the event that

Purchaser becomes aware of any fact or condition that makes untrue, or shows to have been untrue, in any material respect, any schedule or any other information furnished by the Company to the Purchaser or any representation or warranty made by the Company in or pursuant to this Agreement.

     Section 6.06  Litigation and Claims.  Purchaser shall promptly notify the
                   ---------------------
Company of any legal action, suit or proceeding or judicial, administrative or governmental investigation, pending or, to the knowledge of Purchaser, threatened against Purchaser or Newco that questions or might question the validity of this Agreement or the agreements contemplated hereby, including, but not limited to, the Merger Agreement, or any actions taken or to be taken by Purchaser or Newco pursuant hereto or thereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby.

     Section 6.07  Regulatory and Other Approvals.  Purchaser shall promptly,
                   ------------------------------
but in no event later than the later of (i) thirty (30) days after receipt of all requested information from the Company or (ii) forty-five (45) days after the date of this Agreement, file or cause to be filed applications for all regulatory approvals required to be obtained by Purchaser or Newco in connection with this Agreement and the other agreements contemplated hereby. Purchaser shall promptly furnish the Company with copies of all such regulatory filings and all correspondence for which confidential treatment has not been requested. Purchaser shall use its best efforts to obtain all such regulatory approvals and any other approvals from third parties, including those listed on Schedule 4.05, at the earliest practicable time.

     Section 6.08  Adverse Change.  Purchaser shall promptly notify the Company
                   --------------
in writing if any change or development shall have occurred or been threatened that would adversely affect, prevent or delay consummation of the transactions contemplated by this Agreement or the other agreements contemplated hereby.

     Section 6.09  Employee Benefit Plans.  Purchaser presently intends that,
                   ----------------------
after the Merger, Purchaser and the Company will not make additional contributions to the Employee Plans. Each employee of the Company or any subsidiary of the Company shall receive credit for all time employed with the Company or the subsidiary of the Company for purposes of the application of Purchaser's severance and vacation policies. Each employee of the Company or any subsidiary of the Company who remains an employee of the Company, Purchaser or any subsidiary of the Company or Purchaser (each, a "Continuing Employee") will be entitled to participate as a newly hired employee in the employee benefit plans and programs maintained for employees of Purchaser and its affiliates, in accordance with the respective terms of such plans and programs, and Purchaser shall take all actions necessary or appropriate to facilitate coverage of the Continuing Employees in such plans and programs from and after the Closing Date, subject to the following:

     A. Each Continuing Employee will be entitled to credit for prior service with the Company or a Subsidiary of the Company for all purposes under the employee welfare benefit plans and other employee benefit plans and programs (other than those described in subsection B. below and any stock option plans) sponsored by Purchaser or its Affiliates to the extent the Company or its Affiliates sponsored a similar type of plan that the Continuing Employee participated in immediately prior to the Closing Date. Any preexisting condition exclusion applicable to such plans and programs shall be waived with respect to any Continuing Employee.

For purposes of determining each Continuing Employee's benefit for the year in which the Merger occurs under the Purchaser's vacation program, any vacation taken by a Continuing Employee preceding the Closing Date for the year in which the Merger occurs will be deducted from the total Purchaser vacation benefit available to such employee for such year. For purposes of determining the number of vacation days available with respect to each Continuing Employee for the year in which the Merger occurs, that the number of vacation days for such year shall be determined under the Company's vacation policies in effect as of December 31, 1999.

     B. Each Continuing Employee shall be entitled to credit for past service with the Company or any subsidiary of the Company for the purpose of satisfying any eligibility or vesting periods applicable to the Purchaser employee pension benefit plans that are subject to (S)(S) 401(a) and 501(a) of the Code. Notwithstanding the foregoing, Purchaser shall not grant any prior years of service credit to Continuing Employees for benefit accrual purposes with respect to any defined benefit plans sponsored (or contributed to) by Purchaser.

     On or before, but effective as of the Closing Date, the Company may take such actions as may be necessary (a) to cause each individual employed by the Company immediately prior to the Closing Date to have a fully vested and nonforfeitable interest in such employee's account balance in the ESOP sponsored by the Company as of the Closing Date and (b) to contribute amounts accrued on the books of the Company from January 1, 2000 to the Closing Date to such plan.

     The provisions of this Section are solely for the purpose of setting forth the understanding between Purchaser and the Company, shall not create or modify any employee benefit plan of Purchaser or any of its Affiliates, and shall not be construed as creating any employment contract or right between Purchaser or the Company, on one hand, and any such employee, on the other hand.

     Section 6.10  Director and Officer Indemnification.  On or prior to the
                   ------------------------------------
Closing Date, the Company may obtain an extended reporting period (otherwise known as "tail coverage") policy for a period of up to four (4) years from the Closing Date, provided that the annual premium for such policy does not exceed 150% of the Company's current annual premium. Purchaser agrees that all rights to limitation of liability and indemnification that the directors and officers of the Company and the Bank have pursuant to the Articles of Incorporation or Association (and their respective bylaws as of the date of this Agreement) of the Company and the Bank shall survive the Merger. Nothing contained in this
Section 6.10 shall require Purchaser to indemnify any person who was a director or officer of the Company or the Bank to a greater extent than the Company or the Bank is, as of the date of this Agreement, required to indemnify any such person. The indemnification provisions currently contained in the Articles of Incorporation and Bylaws of the Company and the Bank shall not be amended after the date of this Agreement.

     Section 6.11  Assumption of Obligations Related to the Trust Preferred
                   --------------------------------------------------------
Securities.  Purchaser shall enter into all documentation necessary for the
----------
Company to continue its obligations under the indenture and the preferred guaranty agreement governing the Trust Preferred Securities and, in addition, for Purchaser to assume the Company's obligations under such agreements and instruments. Further Purchaser agrees to maintain or cause the Company to maintain the listing of the Trust Preferred Securities on the AMEX until September 22, 2003. The Company will use its commercially reasonable best efforts to seek alternatives on structuring the assumption of the Trust Preferred Securities to delay Purchaser's immediate Securities and Exchange Commission reporting requirements; provided, however that in no event shall the Company be required to agree to something less than the full assumption by the Purchaser of the Trust Preferred Securities at Closing.


                                 ARTICLE VII.
            CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY

     All obligations of the Company under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any or all of which may be waived in whole or in part by the Company:

     Section 7.01  Compliance with Representations, Warranties and Agreements.
                   ----------------------------------------------------------
All representations and warranties made by Purchaser in this Agreement or in any document or schedule delivered to the Company pursuant hereto shall have been true and correct when made and shall be true and correct in all material respects as of the Closing with the same force and effect as if such representations and warranties were made at and as of the Closing, except with respect to those representations and warranties specifically made as of an earlier date (in which case such representations and warranties shall be true as of such earlier date). Purchaser shall have performed or complied in all material respects with all agreements, terms, covenants and conditions required by this Agreement to be performed or complied with by Purchaser prior to or at the Closing.

     Section 7.02  Shareholder Approvals.  The holders of at least the minimum
                   ---------------------
number of shares of the Company Stock necessary to approve the Merger and the Merger Agreement under applicable law shall have approved the Merger and the Merger Agreement.

     Section 7.03  Government and Other Approvals.  Purchaser and the Company
                   ------------------------------
shall have received approvals, acquiescence or consents, all on terms and conditions acceptable to Purchaser, of the transactions contemplated by this Agreement, and the Merger Agreement, from all necessary governmental agencies and authorities and other third parties, including but not limited to the Federal Reserve, the FDIC, and the OCC, and all applicable waiting periods shall have expired, and the approvals and consents of all third parties required to consummate this Agreement and the other agreements contemplated hereby, including, but not limited to, the Merger Agreement and the transactions contemplated hereby and thereby, including all consents described on Schedules
3.07 and 4.05. Such approvals and the transactions contemplated hereby shall not have been contested or threatened to be contested by any Federal or state governmental authority or by any other third party (except shareholders asserting statutory dissenters' appraisal rights) by formal proceedings.

     Section 7.04  No Litigation.  No action shall have been taken, and no
                   -------------
statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to the transaction by any Federal, state or foreign government or governmental authority or by any court, domestic or foreign, including the entry of a preliminary or permanent injunction, that would (a) make the Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby illegal, invalid or unenforceable, (b) impose material limits in the ability of any party to this Agreement to consummate the Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby, or (c) if the Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby are consummated, subject the Company or subject any officer, director, shareholder or employee of the Company to criminal or civil liability. No action or proceeding before any court or governmental authority, domestic or foreign, by any government or governmental authority or by any other person, domestic or foreign, shall be threatened, instituted or pending that would reasonably be expected to result in any of the consequences referred to in clauses (a) through (c) above.

     Section 7.05  Fairness Opinion.  The Company shall have received a letter
                   ----------------
from a reputable investment banking firm chosen by the Company dated as of the date of this Agreement and updated to a date not more than fifteen (15) days prior to the Effective Time to the effect that in the opinion of such firm, the Merger Consideration is fair to the Company's shareholders from a financial point of view.


                                 ARTICLE VIII.
             CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASER

     All obligations of Purchaser under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any or all of which may be waived in whole or in part by Purchaser.

     Section 8.01  Compliance with Representations, Warranties and Agreements.
                   ----------------------------------------------------------
All representations and warranties made by the Company in this Agreement or in any document or schedule delivered to Purchaser pursuant hereto shall have been true and correct when made and shall be true and correct in all material respects as of the Closing with the same force and effect as if such representations and warranties were made at and as of the Closing, except with respect to those representations and warranties specifically made as of an earlier date (in which case such representations and warranties shall be true as of such earlier date). The Company shall have performed or complied in all material respects with all agreements, terms, covenants and conditions required by this Agreement to be performed or complied with by the Company prior to or at the Closing.

     Section 8.02  Shareholder Approvals.  The holders of at least the minimum
                   ---------------------
number of shares of the Company Stock necessary to approve the Merger and the Merger Agreement under applicable law shall have approved the Merger and the Merger Agreement.

     Section 8.03  Government and Other Approvals.  Purchaser and the Company
                   ------------------------------
shall have received approvals, acquiescence or consents (including any approvals, acquiescence or consents that may be required in order to fulfill the transactions contemplated by Section 5.03), all on terms and conditions acceptable to Purchaser, of the transactions contemplated by this Agreement and the Merger Agreement from all necessary governmental agencies and authorities, including but not limited to the Federal Reserve, the OCC and the FDIC, and all applicable waiting periods shall have expired, and Purchaser or the Company shall have received the approvals and consents of all third parties required to consummate this Agreement and the other agreements contemplated hereby, including, but not limited to, the Merger Agreement and the transactions contemplated hereby and thereby, including all consents described on Schedules 3.07 and 4.05. Such approvals and the transactions contemplated hereby shall not have been contested or threatened to be contested by any Federal or state governmental authority or by any other third party (except shareholders asserting statutory dissenters' appraisal rights) by formal proceedings. However, if such contest is brought by formal proceedings, Purchaser may, but shall not be obligated to, answer and defend such contest or otherwise pursue this transaction over such objection.

     Section 8.04  No Litigation.  No action shall have been taken, and no
                   -------------
statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to this Agreement, the Merger, or the transactions contemplated hereby or thereby by any federal, state or foreign government or governmental authority or by any court, domestic or foreign, including the entry of a preliminary or permanent injunction, that would (a) make this Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby illegal, invalid or unenforceable, (b) require the divestiture of a material portion of the assets of the Company or the Bank, (c) impose material limits on the ability of any party to this Agreement to consummate the Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby, (d) otherwise result in a Material Adverse Change or (e) if this Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby are consummated, subject Purchaser or Newco or subject any officer, director, shareholder or employee of Purchaser or Newco to criminal or civil liability. No action or proceeding before any court or governmental authority, domestic or foreign, by any government or governmental authority or by any other person, domestic or foreign, shall be threatened, instituted or pending that would reasonably be expected to result in any of the consequences referred to in clauses (a) through
(e) above.

     Section 8.05  Accounting Treatment.  There shall not have occurred any
                   --------------------
change in accounting or tax treatment, entries or adjustments in connection with the transactions contemplated by this Agreement and the other agreements contemplated hereby that would result in a Material Adverse Change from the accounting or tax treatment required as of the date of this Agreement, and Purchaser shall not be notified by any proper regulatory authority to make any accounting or tax adjustments that would constitute a Material Adverse Change.

     Section 8.06  No Material Adverse Change.  There shall have been no
                   --------------------------
Material Adverse Change since December 31, 1999.


                                  ARTICLE IX.
                          TERMINATION AND ABANDONMENT

     Section 9.01  Right of Termination.  This Agreement and the transactions
                   --------------------
contemplated hereby may be terminated and abandoned at any time prior to or at the Closing (notwithstanding approval thereof by the shareholders of the Company), as follows, and in no other manner:

          A. By the mutual consent of Purchaser and the Company, duly authorized by the board of directors of each of Purchaser and the Company.

          B. By either the Company or Purchaser if the conditions precedent to such party's obligations to close specified in Articles VII and VIII, respectively, hereof have not been met or waived or the Closing shall not have occurred within 180 days of the date of this Agreement, or such later date as has been approved by Purchaser and the Company.

          C. By either Purchaser or the Company if any of the transactions contemplated by this Agreement or the Merger Agreement are disapproved by any regulatory authority whose approval is required to consummate such transactions or if any court of competent jurisdiction in the United States or other United States (federal or state) governmental body shall have issued an order, decree or ruling or taken any other action restraining, enjoining, invalidating or otherwise prohibiting the Agreement or the transactions contemplated hereby and such order, decree, ruling or other action shall have been final and nonappealable.

          D. By Purchaser if it reasonably determines, in good faith, after consulting with counsel and with the concurrence of the Company, that there is substantial likelihood that any necessary regulatory approval will not be obtained or will be obtained only upon a condition or conditions that make it inadvisable to proceed with the transactions contemplated by this Agreement.

          E.  By Purchaser if there shall have been any Material Adverse Change.

          F. By Purchaser if the Company shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or in any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, and such failure shall not have been cured within a period of twenty (20) calendar days after notice from Purchaser, or if any of the representations or warranties of the Company contained herein or therein shall be inaccurate in any material respect.

          G. By the Company if Purchaser shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or in any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, and such failure shall not have been cured within a period of twenty (20) calendar days after notice from the Company, or if any of the representations or warranties of Purchaser contained herein or therein shall be inaccurate in any material respect.

          H. By the Company if the Board of Directors of the Company shall in good faith determine that a Takeover Proposal constitutes a Superior Proposal, provided, however, that the Company shall not be permitted to terminate this Agreement pursuant to this Section 9.01H unless (i) it has not breached any covenant contained in Section 1.06 and (ii) it delivers to Purchaser simultaneously with such notice of termination, the fee referred to in Section 9.04 below. As used in this Agreement: (i) "Takeover Proposal" means a bona fide proposal or offer by a person to make a tender or exchange offer, or to engage in a merger, consolidation or other business combination involving the

     Company or to acquire in any manner a substantial equity interest in, or all or substantially all of the assets of, the Company, and (ii) "Superior Proposal" means a bona fide proposal or offer made by a person to acquire the Company pursuant to a tender or exchange offer, a merger, consolidation or other business combination or an acquisition of all or substantially all of the assets of the Company and the Bank on terms which the Board of Directors of the Company shall determine in good faith, after taking into account the advice of counsel, to be more favorable to the Company and its shareholders than the transactions contemplated hereby.

          I. By Purchaser upon written notice to the Company if (A) the Board of Directors of the Company fails to recommend, withdraws, or modifies in a manner materially adverse to Purchaser, its approval or recommendation of this Agreement, or the transactions contemplated hereby, (B) after the Company enters into an agreement to engage in or the occurrence of an Acquisition Event (as defined below) or after a third party shall have made a proposal to the Company or the Company's shareholders to engage in an Acquisition Event, the transaction contemplated hereby are not approved at the meeting of the Company shareholders contemplated by Section 1.06, or
     (C) the meeting of the Company shareholders contemplated by Section 1.06 is not held within 150 days from the date of this Agreement and the Company has failed to comply with its obligations under Section 1.06. "Acquisition Event" means any of the following: (i) a merger, consolidation or similar transaction involving the Company or the Bank or any successor to the Company or the Bank, as a result of which (x) shareholders of the Company constitute holders of less than 50% of the resulting company's shares of common stock and (y) the Company's directors represent less than 50% of the resulting company's board of directors, (ii) a purchase or other acquisition in one or a series of related transactions of assets of the Company or the Bank representing 50% or more of the consolidated assets of the Company and the Bank or (iii) a purchase or other acquisition (including by way of merger, consolidation, share exchange or any similar transaction) in one or a series of related transactions of beneficial ownership of securities representing 50% or more of the voting power of the Company or the Bank in each case with or by a person or entity other than Purchaser or an affiliate of Purchaser.

          J. By the Company in the event that Purchaser is not successful in raising the capital necessary for Purchaser to consummate the transactions contemplated by this Agreement within 180 calendar days of the date of this Agreement.

     Section 9.02  Notice of Termination.  The power of termination provided for
                   ---------------------
by Section 9.01 hereof may be exercised only by a notice given in writing, as provided in Section 11.07 of this Agreement.

     Section 9.03  Effect of Termination.  Without limiting any other relief to
                   ---------------------
which either party hereto may be entitled for breach of this Agreement, in the event of the termination and abandonment of this Agreement pursuant to the provisions of Section 9.01 hereof, no party to this Agreement shall have any further liability or obligation in respect of this Agreement, except for (a) liability of a party for expenses pursuant to Section 11.02 hereof, and (b) the provisions of Article X hereof shall remain applicable.

     Section 9.04  Termination Fee.
                   ---------------

          A. Notwithstanding any provision in this Agreement to the contrary, if this Agreement is terminated pursuant to Section 9.01H or 9.01I and prior thereto or within twelve months after such termination:

               (i) the Company or the Bank or any successor to the Company or the Bank shall have entered into an agreement to engage in an Acquisition Event or an Acquisition Event shall have occurred; or

               (ii) the Board of Directors of the Company shall have authorized or approved an Acquisition Event or shall have publicly announced an intention to authorize or approve or shall have recommended that the shareholders of the Company approve or accept any Acquisition Event, then the Company shall promptly, but in no event later than five business days after the first of such events to have occurred, pay Purchaser a termination fee equal to $1,500,000. Each of Purchaser and the Company acknowledge that Purchaser shall be entitled only to one payment of the $1,500,000 termination fee, regardless of whether such fee is paid pursuant to Section 9.01H or 9.01I.

          B. Notwithstanding any provision in this Agreement to the contrary, in the event that either (i) Purchaser is unable to obtain regulatory approval for the Merger and such failure is related to issues of the Purchaser's sufficiency of capital, or (ii) all of the conditions precedent to the obligations of Purchaser outlined in Article VIII have been met but the Purchaser refuses to consummate the transaction, then the Purchaser shall promptly, but in no event later than five business days after the first of such events shall have occurred, pay to the Company, by check or wire transfer, a termination fee in an amount equal to $1,500,000.

          C.  In the event that this Agreement is terminated pursuant to either
     Section 9.01H or 9.01I above, Purchaser's exclusive remedy for such termination shall be the payment of the termination fee provided to Purchaser pursuant to Section 9.04A. Similarly, in the event that this Agreement is terminated pursuant to Section 9.01J, the Company's exclusive remedy for such termination shall be the payment of the termination fee provided to the Company pursuant to Section 9.04B. In either such event, the Company and Purchaser will continue to be responsible for their respective expenses pursuant to Section 11.02 hereof and the provisions of
     Article X hereof shall survive such termination.


                                  ARTICLE X.
                           CONFIDENTIAL INFORMATION

     Section 10.01  Definition of "Recipient," "Disclosing Party',
                    ----------------------------------------------
"Representative" and "Person".  For purposes of this Article X, the term
-----------------------------
"Recipient" shall mean the party receiving the Subject Information (as defined in Section 10.02) and the term "Disclosing Party" shall mean the party furnishing the Subject Information. The terms "Recipient" or "Disclosing Party", as used herein, include: (1) all persons and entities related to or affiliated in any way with the Recipient or the Disclosing Party, as the case may be, and (2) any person or entity controlling, controlled by or under common control with the Recipient or the Disclosing Party, as the case may be. The term "Representative" as used herein, shall include all directors, officers, shareholders, employees, representatives, advisors, attorneys, accountants and agents of any of the foregoing. The term "person" as used in this Article X shall be broadly interpreted to include, without limitation, any corporation, company, group, partnership, governmental agency or individual.

     Section 10.02  Definition of "Subject Information".  For purposes of this
                    -----------------------------------
Article X, the term "Subject Information" shall mean all information furnished to the Recipient or its Representatives (whether prepared by the Disclosing Party, its Representatives or otherwise and whether or not identified as being nonpublic, confidential or proprietary) by or on behalf of the Disclosing Party or its Representatives relating to or involving the business, operations or affairs of the Disclosing Party or otherwise in possession of the Disclosing Party. The term "Subject Information" shall not include information that (i) was already in the Recipient's possession at the time it was first furnished to Recipient by or on behalf of Disclosing Party, provided that such information is not known by the Recipient, after due inquiry, to be subject to another confidentiality agreement with or other obligation of secrecy to the Disclosing Party, its Subsidiaries or another party, or (ii) becomes generally available to the public other than as a result of a disclosure by the Recipient or its Representatives, or (iii) becomes available to the Recipient on a non-confidential basis from a source other than the Disclosing Party, its Representative or otherwise, provided that such source is not known by the Recipient, after due inquiry, to be bound by a confidentiality agreement with or other obligation of secrecy to the Disclosing Party, its Representative or another party.

     Section 10.03  Confidentiality.  Each Recipient hereby agrees that the
                    ---------------
Subject Information will be used solely for the purpose of reviewing and evaluating the transactions contemplated by this Agreement and the other agreements contemplated hereby, including the Merger Agreement, and that the Subject Information will be kept confidential by the Recipient and the Recipient's Representatives; provided, however, that (i) any of such Subject Information may be disclosed to the Recipient's Representatives (including, but not limited to, the Recipient's accountants and attorneys) who need to know such information for the purpose of evaluating any such possible transaction between the Disclosing Party and the Recipient (it being understood that such Representatives shall be informed by the Recipient of the confidential nature of such information and that the Recipient shall direct and cause such persons to treat such information confidentially); and (ii) any disclosure of such Subject Information may be made to which the Disclosing Party consents in writing prior to any such disclosure by Recipient.

     Section 10.04  Securities Law Concerns.  Each Recipient hereby acknowledges
                    -----------------------
that the Recipient is aware, and the Recipient will advise the Recipient's Representatives who are informed as to the matters that are the subject of this Agreement, that the United States securities laws prohibit any person who has received material, non-public information from an issuer of securities from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

     Section 10.05  Return of Subject Information.  In the event of termination
                    -----------------------------
of this Agreement or the Merger Agreement, for any reason, the Recipient shall promptly return to the

Disclosing Party all written material containing or reflecting any of the Subject Information other than information contained in any application, notice or other document filed with any governmental agency and not returned to the Recipient by such governmental agency. In making any such filing, the Recipient will request confidential treatment of such Subject Information included in any application, notice or other document filed with any governmental agency.

     Section 10.06  Specific Performance/Injunctive Relief.  Each Recipient
                    --------------------------------------
acknowledges that the Subject Information constitutes valuable, special and unique property of the Disclosing Party critical to its business and that any breach of Article X of this Agreement by it will give rise to irreparable injury to the Disclosing Party that is not compensable in damages. Accordingly, each Recipient agrees that the Disclosing Party shall be entitled to obtain specific performance and/or injunctive relief against the breach or threatened breach of
Article X of this Agreement by the Recipient or its Representatives. Each Recipient further agrees to waive, and use its reasonable efforts to cause its Representatives to waive, any requirement for the securing or posting of any bond in connection with such remedies. Such remedies shall not be deemed the exclusive remedies for a breach of Article X of this Agreement, but shall be in addition to all other remedies available at law or in equity to the Disclosing Party.


                                  ARTICLE XI.
                                 MISCELLANEOUS

     Section 11.01  Survival of Representations and Warranties.  The parties
                    ------------------------------------------
hereto agree that all of their respective representations and warranties contained in this Agreement shall not survive the Closing Date.

     Section 11.02  Expenses.  The Company shall pay all of its expenses and
                    --------
costs (including, without limitation, all counsel fees and expenses), and Purchaser shall pay all of its expenses and costs (including, without limitation, all counsel fees and expenses), incurred in connection with this Agreement and the consummation of the transactions contemplated hereby.

     Section 11.03  Brokerage Fees and Commissions.  Purchaser hereby represents
                    ------------------------------
to the Company that no agent, representative or broker has represented Purchaser in connection with the transactions described in this Agreement. The Company shall not have any responsibility or liability for any fees, expenses or commissions payable to any agent, representative or broker of Purchaser, and Purchaser hereby agrees to indemnify and hold the Company harmless for any amounts owed to any agent, representative or broker of Purchaser. Except for any brokerage fee to be paid to Stifel Nicolaus & Company Incorporated and any payments to be made in order to obtain a fairness opinion for the Company, the Company hereby represents to Purchaser that no agent, representative or broker has represented the Company, the Bank, their respective directors and officers, or, to the knowledge of the Company, any of the other shareholders of the Company in connection with the transactions described in this Agreement, and neither Purchaser nor the Company shall have any responsibility or liability for any fees, expenses or commissions payable to any agent, representative or broker of the Company, the Bank or any shareholder of the Company other than to such parties or for such purposes.

     Section 11.04  Entire Agreement.  Other than the Confidentiality Agreement
                    ----------------
between Stifel, Nicolaus & Company, Incorporated on behalf of the Company and Castle Creek Capital on behalf of Purchaser dated August 31, 1999, this Agreement and the other agreements, documents, schedules and instruments executed and delivered by the parties to each other at the Closing constitute the full understanding of the parties, a complete allocation of risks between them and a complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof and supersede any and all prior agreements, whether written or oral, that may exist between the parties with respect thereto. Except as otherwise specifically provided in this Agreement, no conditions, usage of trade, course of dealing or performance, understanding or agreement purporting to modify, vary, explain or supplement the terms or conditions of this Agreement shall be binding unless hereafter or contemporaneously herewith made in writing and signed by the party to be bound, and no modification shall be effected by the acknowledgment or acceptance of documents containing terms or conditions at variance with or in addition to those set forth in this Agreement.

     Section 11.05  Further Cooperation.  The parties agree that they will, at
                    -------------------
any time and from time to time after the Closing, upon request by the other and without further consideration, do, perform, execute, acknowledge and deliver all such further acts, deeds, assignments, assumptions, transfers, conveyances, powers of attorney, certificates and assurances as may be reasonably required in order to fully consummate the transactions contemplated hereby in accordance with this Agreement or to carry out and perform any undertaking made by the parties hereunder.

     Section 11.06  Severability.  In the event that any provision of this
                    ------------
Agreement is held to be illegal, invalid or unenforceable under present or future laws, then (a) such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision were not a part hereof; (b) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid or unenforceable provision or by its severance from this Agreement; and
(c) there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid and enforceable.

     Section 11.07  Notices.  Any and all payments (other than payments at the
                    -------
Closing), notices, requests, instructions and other communications required or permitted to be given under this Agreement after the date hereof by any party hereto to any other party may be delivered personally or by nationally recognized overnight courier service or sent by mail or (except in the case of payments) by telex or facsimile transmission, at the respective addresses or transmission numbers set forth below and shall be effective (a) in the case of personal delivery, telex or facsimile transmission, when received; (b) in the case of mail, upon the earlier of actual receipt or five (5) business days after deposit in the United States Postal Service, first class certified or registered mail, postage prepaid, return receipt requested; and (c) in the case of nationally-recognized overnight courier service, one (1) business day after delivery to such courier service together with all appropriate fees or charges and instructions for such overnight delivery. The parties may change their respective addresses and transmission numbers by written notice to all other parties, sent as provided in this Section 11.07. All communications must be in writing and addressed as follows:

          IF TO THE COMPANY:

               Mr. Bryan Stephenson
               President
               Independent Bankshares, Inc.
               547 Chestnut
               Abilene, Texas   79602
               FAX:  (915) 677-5943

          WITH A COPY TO:

               Joe Hoffman, Esq.
               Arter & Hadden, LLP
               1717 Main Street, Suite 4100
               Dallas, Texas 75201
               FAX: (214) 741-7139

          IF TO PURCHASER:

               Mr. Tom C. Nichols, President
               State National Bancshares, Inc.
               1617 Broadway
               Lubbock, Texas 79401
               FAX:   (806) 749-5667

          WITH A COPY TO:

               Charles E. Greef, Esq.
               Jenkens & Gilchrist, P.C.
               1445 Ross Avenue, Suite 3200
               Dallas, Texas 75202
               FAX: (214) 855-4300

     Section 11.08  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                    -------------
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS (INCLUDING THOSE LAWS RELATING TO CHOICE OF LAW) APPLYING TO CONTRACTS ENTERED INTO AND TO BE PERFORMED WITHIN THE STATE OF TEXAS.

     Section 11.09  Multiple Counterparts.  For the convenience of the parties
                    ---------------------
hereto, this Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all counterparts hereof so executed by the parties hereto, whether or not such counterpart shall bear the execution of each of the parties hereto, shall be deemed to be, and shall be construed as, one and the same Agreement. A telecopy or facsimile transmission of a signed counterpart of this Agreement shall be sufficient to bind the party or parties whose signature(s) appear thereon.

     Section 11.10  Certain Definitions.
                    -------------------

          A. "Affiliate" means, with respect to any person or entity, any person or entity that, directly or indirectly, controls, is controlled by, or is under common control with, such person or entity in question. For the purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with") as used with respect to any person or entity, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities or by contract or otherwise.

          B. "Subsidiary," when used with reference to an entity, means any corporation, a majority of the outstanding voting securities of which are owned directly or indirectly by such entity or any partnership, joint venture or other enterprise in which any entity has, directly or indirectly, any equity interest.

          C. "Material Adverse Change" means any material adverse change in the financial condition, assets, properties, liabilities (absolute, accrued, contingent or otherwise), reserves, business or results of operations of the Company or the Bank and specifically includes any change that reduces the shareholders' equity of the Company (on a consolidated basis) by an amount equaling or exceeding $1,250,000.

          D. "Environmental Laws" means the common law and all federal, state, local and foreign laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, now or hereafter in effect, relating to pollution or protection of public or employee health or safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of Hazardous Materials, into the environment (including, without limitation, ambient air, indoor air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials, and (iii) underground and above ground storage tanks, and related piping, and emissions, discharges, releases or threatened releases therefrom.

          E. "Hazardous Material" means, without limitation, any pollutant, contaminant, chemical, or toxic or hazardous substance, constituent, material or waste, or any other chemical, substances, constituent or waste including, without limitation, petroleum, including crude oil or any fraction thereof, or any petroleum product.

          F. "Property" or "Properties" shall include all real property owned or leased by the Company or the Bank, including, but not limited to properties that the Bank has foreclosed on as well as their respective premises and all improvements and fixtures thereon.

     Section 11.11  Specific Performance.  Each of the parties hereto
                    --------------------
acknowledges that the other party would be irreparably damaged and would not have an adequate remedy at law for money damages in the event that any of the covenants contained in this Agreement were not performed in accordance with its terms or otherwise were materially breached. Each of the parties hereto therefore agrees that, without the necessity of proving actual damages or posting bond or other security, the other party shall be entitled to temporary or permanent injunction or injunctions to prevent breaches of such performance and to specific enforcement of such covenants in addition to any other remedy to which they may be entitled, at law or in equity.

     Section 11.12  Attorneys' Fees and Costs.  In the event attorneys' fees or
                    -------------------------
other costs are incurred to secure performance of any of the obligations herein provided for, or to establish damages for the breach thereof, or to obtain any other appropriate relief, whether by way of prosecution or defense, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred therein.

     Section 11.13  Rules of Construction.  Each use herein of the masculine,
                    ---------------------
neuter or feminine gender shall be deemed to include the other genders. Each use herein of the plural shall include the singular and vice versa, in each case as the context requires or as it is otherwise appropriate. The word "or" is used in the inclusive sense. All articles and sections referred to herein are articles and sections, respectively, of this Agreement and all exhibits and schedules referred to herein are exhibits and schedules, respectively, attached to this Agreement. Descriptive headings as to the contents of particular sections are for convenience only and shall not control or affect the meaning, construction or interpretation of any provision of this Agreement. Any and all schedules, exhibits, annexes, statements, reports, certificates or other documents or instruments referred to herein or attached hereto are and shall be incorporated herein by reference hereto as though fully set forth herein verbatim.

     Section 11.14  Binding Effect; Assignment.  All of the terms, covenants,
                    --------------------------
representations, warranties and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto and their respective successors, representatives and permitted assigns. Other than the third party beneficiary rights granted to the Company's officers and directors pursuant to Sections 6.9 and 6.10, nothing expressed or referred to herein is intended or shall be construed to give any person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provision herein contained, it being the intention of the parties hereto that this Agreement, the assumption of obligations and statements of responsibilities hereunder, and all other conditions and provisions hereof are for the sole benefit of the parties to this Agreement and for the benefit of no other person. Nothing in this Agreement shall act to relieve or discharge the obligation or liability of any third party to any party to this Agreement, nor shall any provision give any third party any right of subrogation or action over or against any party to this Agreement. No party to this Agreement shall assign this Agreement, by operation of law or otherwise, in whole or in part, without the prior written consent of the other party. Any assignment made or attempted in violation of this Section 11.14 shall be void and of no effect.

     Section 11.15  Public Disclosure.  The parties will cooperate in the
                    -----------------
preparation of a press release to be issued at the time of execution of this Agreement. Neither Purchaser nor the Company will make, issue or release any other announcement, statement, press release, acknowledgment or other public disclosure of the existence of, or the terms, conditions or the status of, this Agreement or the transactions contemplated hereby without the prior written consent of the other party to this Agreement; provided, however, that notwithstanding the foregoing, Purchaser and the Company will be permitted to make any public disclosures or governmental filings as legal counsel may deem necessary to maintain compliance with or to prevent violations of applicable federal or state laws or regulations or that may be necessary to obtain regulatory approval for the transactions contemplated hereby.

     Section 11.16  Extension; Waiver.  At any time prior to the Closing Date,
                    -----------------
the parties may (i) extend the time for the performance of any of the obligations or other acts of the other party hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (iii) waive compliance with any of the agreements or conditions contained herein. Such action shall be evidenced by a signed written notice given in the manner provided in Section
11.07 hereof. No party to this Agreement shall by any act (except by a written instrument given pursuant to Section 11.07 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising any right, power or privilege hereunder by any party hereto shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver of any party of any right or remedy on any one occasion shall not be construed as a bar to any right or remedy that such party would otherwise have on any future occasion or to any right or remedy that any other party may have hereunder.

     Section 11.17  Amendments.  To the extent permitted by applicable law, this
                    ----------
Agreement may be amended by action taken by or on behalf of the Board of Directors of Purchaser and the Company at any time before or after adoption of this Agreement by the shareholders of the Company but, after any submission of this Agreement to such shareholders for approval, no amendment shall be made that (i) decreases the consideration to be paid for the Company Stock as set forth in Section 1.05, or (ii) materially and adversely affects the rights or obligations of the shareholders hereunder, without the approval of the shareholders. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by the party against which enforcement of the amendment, modification or supplement is sought.

     IN WITNESS WHEREOF, Purchaser and the Company have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                              STATE NATIONAL BANCSHARES, INC.



                              By:     /s/  TOM C. NICHOLS
                                   ---------------------------------------------
                                      Tom C. Nichols, President


                              INDEPENDENT BANKSHARES, INC.


                              By:     /s/  BRYAN STEPHENSON
                                   ---------------------------------------------
                                      Bryan Stephenson, President

                                   EXHIBIT A

                               MERGER AGREEMENT

                         AGREEMENT AND PLAN OF MERGER
                         ----------------------------

     THIS AGREEMENT AND PLAN OF MERGER (this "Merger Agreement"), is made as of the _____ day of ____________, 2000, by and between NEW FSB, INC., a Texas corporation ("Newco"), and INDEPENDENT BANKSHARES, INC., a Texas corporation (the "Company") and joined in by STATE NATIONAL BANCSHARES, INC. ("Purchaser").


                              W I T N E S S E T H:

     WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of Texas, having its principal office in Abilene, Texas, and with 35,000,000 shares of authorized capital stock consisting solely of (i) 30,000,000 shares of common stock, par value $0.25 per share ("Company Stock"), of which 2,333,647 are issued and 2,273,647 are outstanding as of the date hereof and (ii) 5,000,000 shares of preferred stock, par value $10.00 per share, which the Board of Directors of the Company may designate from time to time in one or more series. Pursuant to action by the Board of Directors of the Company, 50,000 shares of preferred stock have been designated as the Series C Cumulative Convertible Preferred Stock (the "Series C Preferred Stock"), which is convertible at the option of the holder. As of the date hereof, all of the previously outstanding shares of the Series C Preferred Stock have been converted into Company Stock, and therefore, there are no shares of the Series C Preferred Stock issued and outstanding.

     WHEREAS, Newco is a corporation duly organized and existing under the laws of the State of Texas, having its principal office in Lubbock, Texas, with authorized capital stock consisting of 1,000 shares of common stock, $1.00 par value ("Newco Stock"), of which 1,000 shares are issued and outstanding;

     WHEREAS, the majorities of the Boards of Directors of the Company and Newco, pursuant to the authority given by and in accordance with the provisions of the Texas Business Corporation Act, as amended (the "TBCA"), have approved this Merger Agreement under which Newco shall be merged with and into the Company (the "Merger") and have authorized the execution hereof; and

     WHEREAS, as and when required by the provisions of this Merger Agreement, all such action as may be necessary or appropriate shall be taken by Newco and the Company in order to consummate the Merger.

     WHEREAS, this Merger Agreement is being entered into pursuant to the Agreement and Plan of Reorganization by and between State National Bancshares, Inc. and the Company.

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual representations, warranties, covenants and agreements contained in this Merger Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions set forth below, the parties hereto undertake, promise, covenant and agree with each other as follows:

     1.   Merger of Newco and the Company.  At the Effective Time (as defined in
          -------------------------------
Section 14), Newco shall be merged with and into the Company pursuant to the provisions of Part Five of the TBCA and with the effect provided in Article 5.06 of the TBCA.

     2.   Effects of the Merger.  The Merger shall have the effects set forth in
          ---------------------
Article 5.06 of the TBCA. Following the Merger, the Company shall continue as the corporation resulting from the Merger (the "Resulting Corporation"), and the separate corporate existence of Newco shall cease. The name of the Resulting Corporation shall be "Independent Bankshares, Inc." The existing offices and facilities of the Company immediately preceding the Merger shall be the principal offices and facilities of Resulting Corporation following the Merger. At the Effective Time (as defined in Section 14), all rights, title and interests to all real estate and other property owned by each of Newco and the Company shall be allocated to and vested in the Resulting Corporation without reversion or impairment, without further act or deed, and without any transfer or assignment having occurred, but subject to any existing liens or encumbrances thereon. At the Effective Time, all liabilities and obligations of Newco and the Company shall be allocated to the Resulting Corporation, and the Resulting Corporation shall be the primary obligor therefor and no other party to the Merger shall be liable therefor. At the Effective Time, a proceeding pending by or against either Newco or the Company may be continued as if the Merger did not occur, or the Resulting Corporation may be substituted in the proceedings.

     3.   Articles of Incorporation and Bylaws.  As a result of the Merger, the
          ------------------------------------
Articles of Incorporation and Bylaws of the Company shall continue in effect as the Articles of Incorporation and Bylaws of the Resulting Corporation until the same shall be amended and changed as provided by law.

     4.   Directors and Officers.  The directors and officers of Newco at the
          ----------------------
Effective Time shall be the directors and officers of the Resulting Corporation and shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and Bylaws of the Resulting Corporation or as otherwise provided by law.

     5.   Conversion of Securities.  At the Effective Time, (i) all of the
          ------------------------
shares of the Company Stock, issued and outstanding as of the Effective Time, shall be converted into the right to receive from Purchaser, an aggregate amount in cash equal to the sum of (i) $45,473,000, plus the consideration described in Section 1.05A of the Reorganization Agreement; (ii) the number of shares of Newco Stock outstanding at the Effective Time shall be converted as described in
Section 1.05B of the Reorganization Agreement; (iii) the shares of the Company Stock issued and outstanding at the Effective Time shall, by operation of law and without any action on the part of the holder thereof, unless dissenters' rights under applicable law are being perfected with respect thereto, be converted into the right to receive the consideration set forth in Section 1.05A of the Reorganization Agreement; and (iv) until surrendered to the Purchaser, as described in Section 1.07 of the Reorganization Agreement, each outstanding certificate formerly representing shares of the Company Stock shall be deemed for all purposes, subject only to dissenters' rights under applicable law, to evidence solely the right to receive the consideration described in Section 1.05A of the Reorganization Agreement. The consideration to be paid pursuant to
Section 1.05A of the Reorganization Agreement shall be delivered pursuant to the procedures described in Section 1.07 of the Reorganization Agreement.

     6.   Stock Transfer Books.  The stock transfer books of Newco shall be
          --------------------
closed as of the close of business at the Effective Time, and no transfer of record of any of the shares of Newco Stock shall take place thereafter.

     7.   Shareholder Approval.  This Merger Agreement shall be submitted to the
          --------------------
shareholders of the Company at a meeting called to be held as promptly as practicable and to the sole shareholder of Newco by written consent of the sole shareholder. Upon approval by the requisite votes of each class of the shareholders of the Company and the approval of the sole shareholder of Newco, this Merger Agreement shall be made effective as soon as practicable thereafter in the manner provided in Section 14 hereof.

     8.   Dissenters' Rights.  Any shareholder of the Company who has not voted
          ------------------
in favor of the Merger at the meeting of shareholders of the Company and who has given notice in writing at or prior to such meeting of his intent to exercise his dissenters' rights with respect to the Merger, all in accordance with Articles 5.11, 5.12 and 5.13 of the TBCA, shall be governed by such provisions of the TBCA.

     9.   Conditions to Consummation of the Merger.  Consummation of the Merger
          ----------------------------------------
as provided herein shall be conditioned upon the satisfaction of the conditions set forth in the Reorganization Agreement, any or all of which may be waived in accordance with the terms and provisions of the Reorganization Agreement.

     10.  Termination.  This Merger Agreement may be terminated and abandoned at
          -----------
any time prior to or on the Closing Date, whether before or after action thereon by the shareholders of the Company pursuant to the terms and provisions of the Reorganization Agreement.

     11.  Effect of Termination.  In the event of the termination and
          ---------------------
abandonment of this Merger Agreement pursuant to the provisions of Section 10, the liability by reason of this Merger Agreement or the termination thereof on the part of either the Company, or Newco or the directors, officers, employees, agents or shareholders of either of them shall be determined pursuant to the terms and provisions of the Reorganization Agreement. Such terms and provisions are hereby incorporated herein by reference for all purposes.

     12.  Representations and Warranties of Newco.  Newco is a corporation, duly
          ---------------------------------------
organized, validly existing and in good standing under the laws of the State of Texas. Newco has all requisite corporate power and authority (including all licenses, franchises, permits and other governmental authorizations as are legally required) to carry on its business as now being conducted, to own, lease and operate its properties and assets as now owned, leased or operated and to enter into and carry out its obligations under this Merger Agreement.

     13.  Waiver, Amendment and Modification.  Any of the terms or conditions
          ----------------------------------
of this Merger Agreement may be waived at any time, whether before or after action thereon by the shareholders of the Company by the party that is entitled to the benefits thereof. This Merger Agreement may be modified or amended at any time, whether before or after action thereon by the shareholders of the Company, by Purchaser and the Company; provided, however, that in no event may any amendment hereto be made after action by the shareholders of the Company that affects the value of the consideration to be received by the shareholders of the Company specified in Section 5 of this Merger Agreement (or Section 1.05A of the Reorganization

Agreement) or that materially and adversely affects the rights of the Company's shareholders hereunder without the requisite approval of such shareholders. Any waiver, modification or amendment of this Merger Agreement shall be in writing.

     14.  Closing Date and Effective Time. On a date selected by Newco and
          -------------------------------
agreed to by the Company, which date shall be mutually agreeable to Newco after the receipt of all necessary regulatory, corporate and other approvals and the expiration of any mandatory waiting period, but in no event later than 180 days after the date of the Reorganization Agreement (herein called the "Closing Date"), a meeting (the "Closing") will take place at which the parties to this Merger Agreement will exchange certificates, letters and other documents in order to determine whether any condition exists that would permit the parties to this Merger Agreement to terminate this Merger Agreement. If no such condition then exists or if no party elects to exercise any right it may have to terminate this Merger Agreement, then and thereupon the appropriate parties shall execute such documents and instruments as may be necessary or appropriate in order to effect the transactions contemplated by this Merger Agreement and the Reorganization Agreement.

     The Merger shall become effective on the date and at the time specified in the Certificate of Merger to be issued by the Secretary of State of the State of Texas under the seal of his office, such time being referred to herein as the "Effective Time."

     15.  Multiple Counterparts.  For the convenience of the parties hereto,
          ---------------------
this Merger Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all counterparts hereof so executed by the parties hereto, whether or not such counterpart shall bear the execution of each of the parties hereto, shall be deemed to be, and shall be construed as, one and the same Merger Agreement. A telecopy or facsimile transmission of a signed counterpart of this Merger Agreement shall be sufficient to bind the party or parties whose signature(s) appear thereon.

     16.  Governing Law.  THIS MERGER AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
          -------------
WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO THOSE LAWS RELATING TO CHOICE OF LAW) APPLYING TO CONTRACTS ENTERED INTO AND TO BE PERFORMED WITHIN THE STATE OF TEXAS.

     17.  Further Cooperation.   The parties agree that they will, at any time
          -------------------
and from time to time after the Closing, upon request by the other and without further consideration, do, perform, execute, acknowledge and deliver all such further acts, deeds, assignments, assumptions, transfers, conveyances, powers of attorney, certificates and assurances as may be reasonably required in order to fully consummate the transactions contemplated hereby in accordance with this Merger Agreement or to carry out and perform any undertaking made by the parties hereunder.

     18.  Severability.  In the event that any provision of this Merger
          ------------
Agreement is held to be illegal, invalid or unenforceable under present or future laws, then (a) such provision shall be fully severable and this Merger Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision were not a part hereof; (b) the remaining provisions of this Merger Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid or unenforceable provision or by its severance from this Merger Agreement; and (c) there shall be added automatically as a part of this Merger Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid and enforceable.

     19.  Specific Performance.  Each of the parties hereto acknowledges that
          --------------------
the other parties would be irreparably damaged and would not have an adequate remedy at law for money damages in the event that any of the covenants contained in this Merger Agreement were not performed in accordance with its terms or otherwise were materially breached. Each of the parties hereto therefore agrees that, without the necessity of proving actual damages or posting bond or other security, the other party shall be entitled to temporary and/or permanent injunction or injunctions to prevent breaches of such performance and to specific enforcement of such covenants in addition to any other remedy to which it may be entitled, at law or in equity.

     20.  Rules of Construction.  Descriptive headings as to the contents of
          ---------------------
particular sections are for convenience only and shall not control or affect the meaning, construction or interpretation of any provision of this Merger Agreement. All articles and sections referred to herein are articles and sections, respectively, of this Merger Agreement unless specifically referenced to another agreement including, but not limited to, the Reorganization Agreement. Each use herein of the masculine, neuter or feminine gender shall be deemed to include the other genders. Each use herein of the plural shall include the singular and vice versa, in each case as the context requires or as it is otherwise appropriate. The word "or" is used in the inclusive sense.

     21.  Binding Effect; Assignment.  All of the terms, covenants,
          --------------------------
representations, warranties and conditions of this Merger Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto and their respective successors, representatives and permitted assigns. Nothing expressed or referred to herein is intended or shall be construed to give any person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Merger Agreement, or any provision herein contained, it being the intention of the parties hereto that this Merger Agreement, the assumption of obligations and statements of responsibilities hereunder, and all other conditions and provisions hereof are for the sole benefit of the parties to this Merger Agreement and for the benefit of no other person. Nothing in this Merger Agreement shall act to relieve or discharge the obligation or liability of any third party to any party to this Merger Agreement, nor shall any provision give any third party any right of subrogation or action over or against any party to this Merger Agreement. No party to this Merger Agreement shall assign this Merger Agreement, by operation of law or otherwise, in whole or in part, without the prior written consent of the other parties. Any assignment made or attempted in violation of this Section 21 shall be void and of no effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Merger Agreement to be executed by their duly authorized officers as of the date first above written.

                                   INDEPENDENT BANKSHARES, INC.


                                   By:__________________________________________
                                        Bryan Stephenson, President


                                   NEW FSB, INC.


                                   By:__________________________________________
                                        Don E. Cosby, President


                                   Joined in by:

                                   STATE NATIONAL BANCSHARES, INC.


                                   By:__________________________________________
                                        Tom C. Nichols, President

                                                             One Financial Plaza
                                                              501 North Broadway
                                  APPENDIX B           St. Louis, Missouri 63102
                                  ----------
                                                                    314-342-2000
           Stifel, Nicolaus
----------------------------
     & Company, Incorporated

                                  June 12, 2000


Board of Directors
Independent Bankshares, Inc.
547 Chestnut Street
Abilene, Texas 79602



Members of the Board:

     You have requested our opinion as to the fairness from a financial point of view to the shareholders of Independent Bankshares, Inc. ("IBK") of the right to receive an amount of cash equal to $20.00 from State National Bancshares, Inc. ("State National") for each share of common stock, par value $0.25 per share, of IBK ("IBK Common Stock") pursuant to the terms of the Agreement and Plan of Reorganization by and between State National and IBK, dated as of March 1, 2000 (the "Agreement.") For the purposes of our opinion, we have assumed that the merger of IBK with a subsidiary of State National pursuant to the Agreement (the "Merger") will constitute a taxable reorganization as contemplated by the Agreement and the Merger will be accounted for under the purchase accounting method.

     Stifel, Nicolaus & Company, Incorporated ("Stifel"), as part of its investment banking services, is regularly engaged in the independent valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. In the ordinary course of its business, Stifel actively trades equity securities of IBK for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

     In rendering our opinion, we have reviewed, among other things: the Agreement; the financial statements of IBK in its Annual Reports on Form 10-K for the 5 years ended December 31, 1999, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2000; the audited financial statements of State National for the three years ended December 31, 1999 and the period from inception (March 8, 1996) to December 31, 1996 and internal financial statements for the three months ended March 31, 2000; certain internal financial analyses and forecasts for IBK and State National prepared by their respective managements; and certain internal financial forecasts for IBK and State National on a combined basis, giving effect to the Merger, prepared by the management of IBK and State National. We have conducted conversations with IBK's and State National's senior management regarding their

Board of Directors - Independent Banshares, Inc.
Page 2

respective business plans and financial forecasts. We have also compared certain financial and securities data of IBK with various other companies whose securities are traded in public markets, reviewed the historical stock prices and trading volumes of the common stock of IBK, reviewed the financial terms of certain other business combinations and conducted such other financial studies, analyses and investigations as we deemed appropriate for purposes of this opinion. We also took into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuations and our knowledge of the banking industry generally.

     In rendering our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all of the financial and other information that was provided to us or that was otherwise reviewed by us and have not assumed any responsibility for independently verifying any of such information. With respect to the financial forecasts supplied to us (including without limitation, projected cost savings and operating synergies resulting from the Merger), we have assumed that they were reasonably prepared on the basis reflecting the best currently available estimates and judgments of the management of IBK and State National as to the future operating and financial performance of IBK and State National, that they would be realized in the amounts and time periods estimated and that they provided a reasonable basis upon which we could form our opinion. We also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either IBK or State National since the date of the last financial statements made available to us. We have also assumed, without independent verification and with your consent, that the aggregate allowances for loan losses set forth in the financial statements of IBK and State National are in the aggregate adequate to cover all such losses. We did not make or obtain any independent evaluation, appraisal or physical inspection of IBK's or State National's assets or liabilities, the collateral securing any of such assets or liabilities, or the collectibility of any such assets nor did we review loan or credit files of IBK or State National. We relied on advice of the Company's counsel and accountants as to all legal and accounting matters with respect to IBK, the Agreement and the transactions and other matters contained or contemplated therein. We have assumed, with your consent, that there are no factors that would delay or subject to any adverse conditions any necessary regulatory or governmental approval and that all conditions to the Merger will be satisfied and not waived.

     Our opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to us as of, the date of this letter. Our opinion is directed to the Board of Directors of IBK for its information and assistance in connection with its consideration of the financial terms of the transaction contemplated by the Merger and does not constitute a recommendation to any shareholder as to how such shareholder should vote on the proposed transaction, nor have we expressed any opinion as to the prices at which any securities of IBK or State National might trade in the future. Except as required by applicable law, including without limitation federal securities laws, our opinion may not be published or otherwise used or referred to, nor shall any public reference to Stifel be made, without our prior written consent.

Board of Directors - Independent, Inc.
Page 3

     Based upon the foregoing and such other factors as we deem relevant, we are of the opinion, as of the date hereof, that the right to receive an amount of cash equal to $20.00 per share pursuant to the Agreement is fair to the holders of IBK Common Stock from a financial point of view.


Very truly yours,


/s/ STIFEL, NICOLAUS & COMPANY, INCORPORATED

STIFEL, NICOLAUS  &  COMPANY, INCORPORATED

                                  APPENDIX C
                                  ----------

                              ARTICLES 5.11-5.13
                                    OF THE
                        TEXAS BUSINESS CORPORATION ACT


Art. 5.11 Rights of Dissenting Shareholders in the Event of Certain Corporate Actions

A. Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions:

(1) Any plan of merger to which the corporation is a party if shareholder approval is required by Article 5.03 or 5.16 of this Act and the shareholder holds shares of a class or series that was entitled to vote thereon as a class or otherwise;

(2) Any sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture unless otherwise provided in the articles of incorporation) of all, or substantially all, the property and assets, with or without good will, of a corporation if special authorization of the shareholders is required by this Act and the shareholder hold shares of a class or series that was entitled to vote thereon as a class or otherwise;

(3) Any plan of exchange pursuant to Article 5.02 of this Act in which the shares of the corporation of the class or series held by the shareholder are to be acquired.

B. Notwithstanding the provisions of Section A of this Article, a shareholder shall not have the right to dissent from any plan of merger in which there is a single surviving or new domestic or foreign corporation, or from any plan of exchange, if:

(1) the shares held by the shareholder are part of a class or series, shares of which are on the record date fixed to determine the shareholders entitled to vote on the plan of merger or plan of exchange:

(a)  listed on a national securities exchange;

(b) listed on the Nasdaq Stock Market (or successor quotation) or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or

(c)  held of record by not less than 2,000 holders;

(2) the shareholder is not required by the terms of the plan of merger or plan of exchange to accept for the shareholder's shares any consideration that is different than the consideration (other than cash in lieu of fractional shares that the shareholder would otherwise be entitled to receive) to be provided to any other holder of shares of the same class or series of shares held by such shareholder; and

(3) the shareholder is not required by the terms of the plan of merger or the plan of exchange to accept for the shareholder's shares any consideration other than:

(a) shares of domestic or foreign corporation that, immediately after the effective time of the merger or exchange, will be part of a class or series, shares of which are:

(i) listed, or authorized for listing upon official notice of issuance, on a national securities exchange;

(ii) approved for quotation as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or

(iii)  held of record by not less than 2,000 holders;

(b)    cash in lieu of fractional shares otherwise entitled to be received; or

(c) any combination of the securities and cash described in Subdivisions (a) and (b) of this subsection.

Art. 5.12  Procedure for Dissent by Shareholder as to Said Corporate Actions

A. Any shareholder of any domestic corporation who has the right to dissent only by complying with the following procedures:

(1)(a) With respect to proposed corporate action that is submitted to a vote of shareholders at a meeting, the shareholder shall file with the corporation, prior to the meeting, a written objection to the action, setting out that the shareholder's right to dissent will be exercised if the action is effective and giving the shareholder's address, to which notice thereof shall be delivered or mailed in that event. If the action is effected and the shareholder shall not have voted in favor of the action, the corporation, in the case of action other than a merger, or the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the action is effected, deliver or mail to the shareholder written notice that the action has been effected, and the shareholder may, within ten (10) days from the delivery or mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the day immediately preceding the meeting, excluding any appreciation or depreciation in anticipation of the proposed action. The demand shall state the number and class of the shares owned by the shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the ten (10) day period shall be bound by the action.

(b) With respect to proposed corporate action that is approved pursuant to Section A of Article 9.10 of this Act, the corporation, in the case of action other than a merger, and the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the date the action is effected, mail to each shareholder of record as of the effective date of the action notice of the fact and date of the action and that the shareholder may exercise the shareholder's right to dissent from the action. If the shareholder shall not have consented to the taking of the action, the shareholder may, within twenty (20) days after the mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the date the written consent authorizing the action was delivered to the corporation pursuant to Section A of Article
9.10 of this Act, excluding any appreciation or depreciation in anticipation of the action. The demand shall state the number and class of shares owned by the dissenting shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the twenty (20) day period shall be bound by the action.

(2) Within twenty (20) days after receipt by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of a demand for payment made by a dissenting shareholder in accordance with Subsection (1) of this Section, the corporation (foreign or domestic) or other entity shall deliver or mail to the shareholder a written notice that shall either set out that the corporation (foreign or domestic) or other entity accepts the amount claimed in the demand and agrees to pay that amount within ninety (90) days after the date on which the action was effected, and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed, or shall contain an estimate by the corporation (foreign or domestic) or other entity of the fair value of the shares, together with an offer to pay the amount of that estimate within ninety (90) days after the date on which the action was effected, upon receipt of notice within sixty
(60) days after that date from the shareholder that the shareholder agrees to accept that amount and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed.

(3) If, within sixty (60) days after the date on which the corporate action was effected, the value of the shares is agreed upon between the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, payment for the shares shall be made within ninety (90) days after the date on which the action was effected and, in the case of shares represented by certificates, upon surrender of the certificates duly endorsed. Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares or in the corporation.

B. If, within the period of sixty (60) days after the date on which the corporate action was effected, the shareholder and the existing, surviving or new corporation (foreign or domestic) or other entity, as the case may be, do not so agree, then the shareholder or the corporation (foreign or domestic) or other entity may, within sixty (60) days after the expiration of the sixty (60) day period, file a petition in any court of competent jurisdiction in the county in which the principal office of the domestic corporation is located, asking for a finding and determination of the fair value of the shareholder's shares. Upon the filing of any such petition by the shareholder, service of a copy thereof shall be made upon the corporation (foreign or domestic) or other entity, which shall, within ten (10) days after service, file in the office of the clerk of the court in which the petition was filed a list containing the names and addresses of all shareholders of the domestic corporation who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the corporation (foreign or domestic) or other entity. If the petition shall be filed by the corporation (foreign or domestic) or other entity, the petition shall be accompanied by such a list. The clerk of the court shall give notice of the time and place fixed for the hearing of the petition by registered mail to the corporation (foreign or domestic) or other entity and to the shareholders named on the list at the addresses therein stated. The forms of the notices by mail shall be approved by the court. All shareholders thus notified and the corporation (foreign or domestic) or other entity shall thereafter be bound by the final judgment of the court.

C. After the hearing of the petition, the court shall determine the shareholders who have complied with the provisions of this Article and have become entitled to the valuation of and payment for their shares, and shall appoint one or more qualified appraisers to determine that value. The appraisers shall have power to examine any of the books and records of the corporation the shares of which they are charged with the duty of valuing, and they shall make a determination of the fair value of the shares upon such investigation as to them may seem proper. The appraisers shall also afford a reasonable opportunity to the parties interested to submit to them pertinent evidence as to the value of the shares. The appraisers shall also have such power and authority as may be conferred on Masters in Chancery by the Rules of Civil Procedure or by the order of their appointment.

D. The appraisers shall determine the fair value of the shares of the shareholders adjudged by the court to be entitled to payment for their shares and shall file their report of that value in the office of the clerk of the court. Notice of the filing of the report shall be given by the clerk to the parties in interest. The report shall be subject to exceptions to be heard before the court both upon the law and the facts. The court shall by its judgment determine the fair value of the shares of the shareholders entitled to payment of that value by the existing, surviving, or new corporation (foreign or domestic) or other entity, together with interest thereon, beginning 91 days after the date on which the applicable corporate action from which the shareholder elected to dissent was effected to the date of such judgment, to the shareholders entitled to payment. The judgment shall be payable to the holders of uncertificated shares immediately but to the holders of shares represented by certificates only upon, and simultaneously with, the surrender to the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of duly endorsed certificates for those shares. Upon payment of the judgment, the dissenting shareholders shall cease to have any interest in those shares or in the corporation. The court shall allow the appraisers a reasonable fee as court costs, and all court costs shall be allotted between the parties in the manner that the court determines to be fair and equitable.

E. Shares acquired by the existing, surviving or new corporation (foreign or domestic) or other entity, as the case may be, pursuant to the payment of the agreed value of the shares or pursuant to payment of the judgment entered for the value of the shares, as in this Article provided, shall in the case of a merger, be treated as provided in the plan of merger and, in all other cases, may be held and disposed of by the corporation as in the case of other treasury shares.

F. The provisions of this Article shall not apply to a merger if, on the date of the filing of the articles of merger, the surviving corporation is the owner of all the outstanding shares of the other corporations, domestic or foreign, that are parties to the merger.

G. In the absence of fraud in the transaction, the remedy provided by this Article to a shareholder objecting to any corporate action referred to in
Article 5.11 of this Act is the exclusive remedy for the recovery of the value of his shares or money damages to the shareholder with respect to the action. If the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, complies with the requirements of this Article, any shareholder who fails to comply with the requirements of this Article shall not be entitled to bring suit for the recovery of the value of his shares or money damages to the shareholder with respect to the action.

Art. 5.13  Provisions Affecting Remedies of Dissenting Shareholders

A. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act shall not thereafter be entitled to vote or exercise any other rights of a shareholder except the right to receive payment for his shares pursuant to the provisions of those articles and the right to maintain an appropriate action to obtain relief on the ground that the corporate action would be or was fraudulent, and the respective shares for which payment has been demanded shall not thereafter be considered outstanding for the purposes of any subsequent vote of shareholders.

B. Upon receiving a demand for payment from any dissenting shareholder, the corporation shall make an appropriate notation thereof in its shareholder records. Within twenty (20) days after demanding payment for his shares in accordance with either Article 5.12 or 5.16 of this Act, each holder of certificates representing shares so demanding payment shall submit such certificates to the corporation for notation thereon that such demand has been made. The failure of holders of certificated shares to do so shall, at the option of the corporation, terminate such shareholder's rights under Articles
5.12 and 5.16 of this Act unless a court of competent jurisdiction for good and sufficient cause shown shall otherwise direct. If uncertificated shares for which payment has been demanded or shares represented by a certificate on which notation has been so made shall be transferred, any new certificate issued thereof shall bear similar notation together with the name of the original dissenting holder of such shares and transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

C. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act may withdraw such demand at any time before payment for his shares or before any petition has been filed pursuant to
Article 5.12 or 5.16 or this Act asking for a finding and determination of the fair value of such shares, but no such demand may be withdrawn after such payment has been made or, unless the corporation shall consent thereto, after any such petition has been filed. If, however, such demand shall be withdrawn as hereinbefore provided, or if pursuant to Section B of this Article the corporation shall terminate the shareholder's rights under Article 5.12 or 5.16 of this Act, as the case may be, or if no petition asking for a finding and determination of fair value of such shares by a court shall have been filed within the time provided in Article 5.12 or 5.16 of this Act, as the case may be, or if after the hearing of a petition filed pursuant to Article 5.12 or 5.16, the court shall determine that such shareholder is not entitled to the relief provided by those articles, then, in any such case, such shareholder and all persons claiming under him shall be conclusively presumed to have approved and ratified the corporate action from which he dissented and shall be bound thereby, the right of such shareholder to be paid the fair value of his shares shall cease, and his status as a shareholder shall be restored without prejudice to any corporate proceedings which may have been taken during the interim, and such shareholder shall be entitled to receive any dividends or other distributions made to shareholders in the interim.

                          INDEPENDENT BANKSHARES, INC.
                              547 Chestnut Street
                              Abilene, Texas 79602

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Bryan W. Stephenson, Scott L. Taliaferro and C.G. Whitten and each or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the common stock of Independent Bankshares, Inc. held of record by the undersigned on June 8, 2000, at the Special Meeting of Shareholders to be held on July 12, 2000, or any adjournment(s) thereof.

  Proposal to approve and adopt the Agreement and Plan of Reorganization by and between State National Bancshares, Inc.
  and Independent Bankshares, Inc., dated as of March 1, 2000.

                        FOR [_] AGAINST [_] ABSTAIN [_]




  Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized persons. Please mark, sign, date and return this proxy promptly using the enclosed envelope.

                                                This proxy, when prop-
                                                erly executed, will be
                                                voted in the manner
                                                directed herein by the
                                                undersigned sharehold-
                                                er(s). If no direction
                                                is made, this proxy
                                                will be voted "for"
                                                the approval and adop-
                                                tion of the Agreement
                                                and Plan of Reorgani-
                                                zation.


                                                DATED:        , 2000
                                                      --------
                                                _______________________
                                                Signature

                                                _______________________
                                                Signature if Held
                                                Jointly